Registration filing date:	Registration No. 333-156019
April 12, 2021	811-21397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 26	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 81	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Erica E. Carrig, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Dodie C. Kent Eversheds Sutherland LLP The Grace Building, 40th Floor 1114 Avenue of the Americas New York, NY 10036-7703	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2021 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2021
for
New York Life Premier Variable Annuity
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in–force policies (except for the single premium version). The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59-1/2), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any material variations are disclosed in the prospectus or in APPENDIX 3 – State Variations.
NYLIAC offered an individual single premium version of the policies in some states. APPENDIX 1 of this Prospectus modifies the May 1, 2021 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency. Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 2A.
The Fixed Account is not available for policies issued in the State of New York.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

ii

Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.
ADBR— Annual Death Benefit Reset Rider.
Adjusted Death Benefit Premium Payments— The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.
Adjusted Death Benefit Premium Payment Proportional Withdrawal— An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.
Adjusted Premium Payment— The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy. The definition is different for policies issued in New York (see APPENDIX 3—State Variations for more information).
Allocation Options— The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account (including the DCA Advantage Account).
Annuitant— The person named on the Policy Data Page and whose life determines the Income Payments.
Annuity Commencement Date— The date, usually when you reach age 95, on which we are to make the first Income Payment under the policy. The maximum Annuity Commencement Date is the date you attain age 115.
Asset Allocation Category(ies)— A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model— A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code— The Internal Revenue Code of 1986, as amended.
Consideration— A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
Dollar Cost Averaging (DCA) Advantage Account Accumulation Value— The sum of premium payments and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six–month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.
EBB— Enhanced Beneficiary Benefit.
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Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.
Fixed Account Accumulation Value— The sum of premium payments and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund– A mutual fund that has multiple series or Portfolios.
General Office— A New York Life field office.
GIPR/GIPR 2.0— Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Good Order— We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
IPP/IPP II— Investment Protection Plan or Investment Protection Plan II.
Life Income – Guaranteed Period Payment Option– The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year has expired.
M&E Charge— Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate— The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.
Nonforfeiture Value— The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer. The definition is different for policies issued in New York (see APPENDIX 3—State Variations for more information).
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Payment Date— The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.
2

Payment Year(s)— With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios (Portfolios)— The mutual fund portfolios in which the corresponding Investment Divisions invest.
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Rider Reset––– Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.
Reset Value— If you purchase the Annual Death Benefit Rider (ADBR), on each Policy Anniversary, if your Accumulation Value is greater than your guaranteed death benefit on the previous Policy Anniversary, we will automatically reset the minimum value of your death benefit to equal your higher Accumulation Value. This new amount is the Reset Value. These resets will occur each year until the Owner (or annuitant if the Owner is not a natural person) is age 80 or 85, depending on when the policy was purchased.
Separate Account— NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit – The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value, less any outstanding loan balance ; or (ii) the Adjusted Death Benefit Premium Payments.
Suitability Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.
Surrender Charge Free Amount – You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. For policies issued to policyowners age 75 and under, the maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either: (i) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of your Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) your Accumulation Value less accumulated premium payments. For policies issued to policyowners age 76-80, this percentage is 50%.
Surrender Charge Period – The seven–year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.
3

Important Information You Should Consider About The Policy

An investment in the policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.
	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount from your policy within 7 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is
8% of the amount withdrawn during the first Payment Years declining to
0% over that seven-year period. For example, if you make an early withdrawal within the first Payment Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transaction, we reserve the right to charge up to $30 per transaction. A loan processing fee may apply if you take a policy loan.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses

ANNUAL FEE
	Minimum	Maximum
Base contract[1]	1.35%	1.55%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%	1.30%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

4

ANNUAL FEE

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $1,592.80	HIGHEST ANNUAL COST $4,189.72

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Fixed Account and DCA Advantage Account) you choose.
•Each investment option has its own unique risks.
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Depositor, including that any obligations (under the Fixed Account and
DCA Advantage Account), as well as, guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS
5

	RESTRICTIONS	Location in Prospectus
Investments
•We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment
Divisions, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
PRINCIPAL RISKS
Optional Benefits
•Certain optional benefits limit or restrict the investment options you may select under the policy. We may change these restrictions in the future.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time
BENEFITS AVAILABLE UNDER THE POLICIES
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•Premiums that are made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges
6

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Premier Variable Annuity is designed to assist individuals with their long–term retirement planning or other long–term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when you make premium payments to us, and
•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
•
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. Each Portfolio also has its own investment risks, including risk of loss of the amount invested. A list of Portfolios is provided in APPENDIX 2A: Portfolios Available Under the Policy;
•
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
•
a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain invested in your Allocation Options. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value–based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium–based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.
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The amount of Premium–based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium–based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium–based M&E Charge structure will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy. However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium–based M&E Charge policies. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Tax treatment. Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy (not available in New York).
Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greater of: (i) the Accumulation Value less any outstanding loan balance, or (ii) the Adjusted Death Benefit Premium Payments (see “Definitions”). For an additional fee, you can also purchase optional riders at the time of application that provide additional death benefits under certain circumstances (the Enhanced Beneficiary Benefit Rider, the Enhanced Spousal Continuance Rider, and the Annual Death Benefit Reset (ADBR) Rider). Other riders may also include a death benefit. These riders may increase the amount of money payable to your designated beneficiaries upon your death. Generally, these riders were only available when you applied for your policy.
Optional benefits that occur during your lifetime. For an additional fee, certain investment protection riders were available at the time of application that protect your investment from a declining market, for a specified Holding Period (the Investment Protector Plan (IPP) Rider, the IPP II Rider, the Guaranteed Investment Protection Rider (GIPR), and the GIPR 2.0 Rider). If your policy offered the IPP Rider, it can be purchased at any time.
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit Rider and an Unemployment Benefit Rider (or a combined Living Needs Benefit/Unemployment Rider) with all policies. These benefits increase the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset reallocation).
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Interest Sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy–related documents.
9

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value Base Contract Charges[1]		Policies with Premium Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] (as an annualized percentage of daily Variable Accumulation Value)	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.35%	1.35%	1.55%	1.55%
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
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Optional Benefit Expenses
Investment Protection Plan Rider (Policies applied for before February 15, 2010)	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis).	1.00%	0.65%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.00%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after November 13, 2017	1.00%	0.80%

Investment Protection Plan Rider (Policies applied for on or after February 15, 2010)	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis).	1.25%	0.65%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.25%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset between November 13, 2017 and April 30,2019	1.25%	0.80%
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after May 1, 2019	1.25%	0.70%

All IPP Riders	Guaranteed Maximum Charge	Current Charge
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the IPP, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Investment Protection Plan Rider (IPP II) Riders	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP II, deducted on a quarterly basis).	1.50%	0.65%
Annual Charge if you elected an IPP II Rider Reset between May 1, 2016 and November 12, 2017	1.50%	0.85%
Annual Charge if you elected an IPP II Rider Reset between November 13, 2017 and April 30,2019	1.50%	0.80%
Annual Charge if you elected an IPP II Rider Reset on or after May 1, 2019	1.50%	0.70%
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the IPP II, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

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Guaranteed Investment Protection (GIPR) Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the GIPR, deducted on a quarterly basis).	1.50%	0.65%
Annual Charge if you elected a GIPR Rider Reset between May 1, 2016 and November 12, 2017	1.50%	0.85%
Annual Charge if you elected a GIPR Rider Reset between November 13, 2017 and April 30,2019	1.50%	0.80%
Annual Charge if you elected a GIPR Rider Reset on or after May 1, 2019	1.50%	0.70%
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the GIPR, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Guaranteed Investment Protection 2.0 (GIPR 2.0) Rider		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the GIPR 2.0, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.10%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.65%
	13 Year Holding Period	1.50%	0.50%
	14 Year Holding Period	1.50%	0.40%
	15 Year Holding Period	1.50%	0.30%
	20 Year Holding Period	1.50%	0.50%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset between May 1, 2016 and November 12, 2017	10 Year Holding Period	2.00%	1.30%
	11 Year Holding Period	2.00%	1.05%
	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset between November 13, 2017 and April 30, 2019	10 Year Holding Period	2.00%	1.15%
	11 Year Holding Period	2.00%	1.00%
	12 Year Holding Period	1.50%	0.80%
	13 Year Holding Period	1.50%	0.65%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
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		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset on or after May 1, 2019	10 Year Holding Period	2.00%	1.00%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
		Guaranteed Maximum Charge	Current Charge
Rider Risk Charge Adjustment (Cancellation Charge) (one–time charge for cancellation of the GIPR 2.0; calculated as a percentage of the amount guaranteed)	10 Year Holding Period	2.00%	2.00%
	11 Year Holding Period	2.00%	2.00%
	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%

Annual Death Benefit Reset Rider (ADBR)	Guaranteed Maximum Charge	Current Charge
ADBR Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS–Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

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IPP + ADBR Package	Guaranteed Maximum Combined Charge for the IPP + ADBR Package	Current Charge for the IPP Portion of the IPP + ADBR Package	Current Charge for the ADBR Portion of the IPP + ADBR Package
Annual Charge for Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR Package) (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year))	2.00%	0.65% (for riders applied for on or after February 15, 2010)	0.25%
		0.75% (for riders applied for prior to February 15, 2010)	0.25%
IPP II + ADBR Package	Guaranteed Maximum Combined Charge for the IPP II + ADBR Package	Current Charge for the IPP Portion of the IPP II + ADBR Package	Current Charge for the ADBR Portion of the IPP II + ADBR Package
Annual Charge for Investment Protection Plan II Rider /Annual Death Benefit Reset Rider Package (IPP + ADBR Package) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year))	2.00%	0.65%	0.25%

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GIPR + ADBR Package	Guaranteed Maximum Combined Charge for the GIPR + ADBR Package	Current Charge for the GIPR Portion of the GIPR + ADBR Package	Current Charge for the ADBR Portion of the GIPR + ADBR Package
Annual charge for Guaranteed Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR Package) (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%	0.65%	0.25%

GIPR 2.0 + ADBR Package		Guaranteed Maximum Combined Charge for the GIPR 2.0 + ADBR Package	Current Charge for the GIPR Portion of the GIPR 2.0 + ADBR Package	Current Charge for the ADBR Portion of the GIPR + ADBR Package
Annual charge for Guaranteed Investment Protection Plan Rider 2.0/Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR Package) (calculated as the sum of (1) the Guaranteed Investment Protection Rider 2.0 Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider 2.0; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year)).	10 Year Holding Period	2.00%	0.95%	0.25%
	11 Year Holding Period	2.00%	0.80%	0.25%
	12 Year Holding Period	2.00%	0.65%	0.25%
	13 Year Holding Period	2.00%	0.55%	0.25%
	14 Year Holding Period	2.00%	0.50%	0.25%
	15 Year Holding Period	2.00%	0.40%	0.25%
	20 Year Holding Period	2.00%	0.50%	0.25%

Enhanced Beneficiary Benefit Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge for Enhanced Beneficiary Benefit Rider (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%	0.30%
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The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2A.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b–1) fees, and other expenses as of December 31, 2020.[1]
Before fee waivers and expense reimbursements	0.37%	1.87%
After fee waivers and expense reimbursements[2]	0.28%	1.44%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2020.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Portfolio company.
EXAMPLES
These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses and Annual Portfolio Company Expenses.
These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,635.37	$21,705.32	$30,763.43	$54,210.77
If you annuitize at the end of the applicable time period:	$12,635.37	$16,387.09	$27,255.49	$54,210.77
If you do not surrender your policy:	$5,473.23	$16,387.09	$27,255.49	$54,210.77
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Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/premier. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request to PremierProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Liquidity Risk. This policy is not designed for short–term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to seven years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy. For example:
•
the investment protection riders require that you hold the policy for a certain number of years. If you surrender your policy before the Holding Period is over, you will not receive a benefit under the rider. The benefit provided by your particular investment protection rider will be reduced proportionally by any withdrawals you make during the Holding Period. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. In addition, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account, or you will be limited in the amount you can allocate to the Investment Divisions (based on certain thresholds for Asset Allocation Categories).
•
the Living Needs Benefit and Unemployment Riders only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.
•
the Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy.
Investment Restrictions. There are restrictions that may limit the investments that you may choose if you choose one of the investment protection riders. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Investment Divisions had you not been subject to any investment restrictions.
We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.
In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
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Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
Increased administrative and Fund brokerage expenses; and/or
•
Dilution of the interests of long–term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium–based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium–based M&E Charge structure will benefit the policyowner because the premium–based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium–based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Optional Benefits. You may never need or use certain features provided by the policy. In that case, you may pay for a feature for which you never realize any benefits.
Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the policy. Alternatively, you may not live long enough to receive enough benefit from the investment protection riders or the ADBR to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the policy from the investment protection riders or the ADBR.
The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the policy or by one of the policy’s optional benefits available for an additional charge.
Certain benefits may limit withdrawals or other rights under the policy. If your policy includes one of the investment protection riders or the ADBR, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. As noted above, if your policy includes one of the investment protection riders it will be subject to investment restrictions which may limit your investment returns under the policy.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the
18

current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1–800–598–2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber–attack, or current or future outbreaks of infectious diseases, viruses (including COVID–19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI ”ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risk)” for more information.)
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Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life P.O. Box 130539 Dallas, TX 75313–0539	New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Suitability Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and Loan Repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e–mailing your registered representative, may be made online. For Internet–based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become
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unavailable. E–mail inquiries that are non–transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non–Business Day, will be priced as of the next Business Day.
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NYLIAC And The Separate Account

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims–paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Account
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 2A of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other
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services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b–1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios, along with their respective type, investment adviser (and any sub–adviser(s)), current expenses, and performance are listed in APPENDIX 2A. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/premier. You can also request this information at no cost by calling the VPSC at 1–800–598–2019 or by sending an email with your name and mailing address to PremierProspectus@newyorklife.com. The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS–Automatic Asset Reallocation” for more information.) If you purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.
In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
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Rebalancing can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third–party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc.. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low– and moderate–risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non–proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector–specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
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NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master–feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So–called “alternative” investment strategies may also be used by certain portfolios, which may involve non–traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi–annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios or an available Asset Allocation Model for your initial premium, you should monitor and periodically re–evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.
The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third–party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
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LMPFA’s affiliated subadviser, QS Investors, LLC ("QS") selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b–1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT–The Portfolios” for more information about these payments.)
These payments are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.
Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open–end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in
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our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.
In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
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The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in APPENDIX 1 of this Prospectus.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. (Ownership changes are not permitted for Inherited IRA policies).
The current policyowner of a Non–Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different Surrender Charge Period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a Surrender Charge Period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a Surrender Charge Period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a
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policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non–Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. Non–Qualified Policies provide for retirement income other than through a tax–qualified plan. Qualified Policies are for use with any one of the tax–qualified plans listed below.
(1)
TSAs purchased by employees of certain tax–exempt organizations and certain state–supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations”). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
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A Standard Death Benefit, as explained in this Prospectus.
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The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
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A Fixed Account (if available) that features a guaranteed fixed interest rate.
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An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
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The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.
Policy Application and Premium Payments
We have discontinued sales of new policies, but we still accept new premium payments for in–force policies. To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days
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after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account (if available). If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.
Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non–Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.
Acceptance of subsequent premium payments is subject to our Suitability Standards.
Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.
We will credit amounts that you allocate (and any Breakpoint Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close
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of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value–based M&E Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value–based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax–Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax–free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax–free transaction for a long–term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
•
you might have to pay a withdrawal charge on your previous policy or contract,
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there will be a new withdrawal charge period for this policy,
•
other charges under this policy may be higher (or lower),
•
the benefits may be different,
•
you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
•
access to your cash value following a partial exchange may be subject to tax–related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, we would have promptly returned the Accumulation Value calculated as of the Business Day we received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy. See APPENDIX 3 — State Variations for more information about free look provisions in particular states (including California, Florida, New York and North Dakota).
If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we
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would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non–Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). If the Owner of the policy is not a natural person, the Annuitant must not be older than age 80.
For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0–80 for Inherited IRAs).
For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if your M&E Charges are based on premium payments. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).
•
submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
•
speak to a Customer Service Representative at 800–598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
•
make your request through www.newyorklife.com.
We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of
32

regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf;
•
restrict the method of making a transfer;
•
charge you for any redemption fee imposed by an underlying fund; or
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60–day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60–day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
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•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of a Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the Portfolios’ ability to apply their respective trading policies and procedures. In addition, if a Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long–term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time–zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com
The online service at www.newyorklife.com enables you to sign–up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
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Through www.newyorklife.com you can get up–to–date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES–Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non–Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
•
e–mail your registered representative or VPSC;
•
obtain current policy values;
•
transfer assets between Investment Divisions;
•
request partial withdrawals;
•
change the allocation of future premium payments;
•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
establish a new or modify an existing Automatic Asset Reallocation arrangement;
•
change your phone number or e–mail address;
•
view and update beneficiary information;
•
update your Client Profile; and
•
enroll in electronic delivery of select policy materials.
We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Third Party and Registered Representative Actions
You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. The Customer Service Representative will require certain
35

identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically–transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES –– Transfers" or "DISTRIBUTIONS UNDER THE POLICY –– Surrenders and Withdrawals –– Partial Withdrawals". We do not currently accept faxed or e–mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus or an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolio’s annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive these reports, and any other communications from NYLIAC, electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records And Reports
NYLIAC will mail to you at your last known address of record, at least semi–annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account.
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However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre–authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre–authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com, or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1–800–598–2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
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Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in an Eligible Portfolio or to fairly determine the value of the assets of an Eligible Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.
3.
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest–bearing account and held in that account until we receive instructions from the appropriate federal regulator.
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Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greater of: (i) your
Accumulation Value, less any
outstanding loan balance; or
(ii) the Adjusted Death
Benefit Premium Payments.
		No additional charge	•Withdrawals could significantly reduce the benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.	Maximum Charge: 1.00% (as an annualized percentage of the Reset Value as of the last Policy Anniversary)
•Available only at the time of
application.
•Resets will continue on
Reset Anniversaries until
the Owner (or Annuitant if
the Owner is not a natural
person) is age 80.
•Resets will terminate after:
•the owner’s death (if the
owner is a natural person),
•the death of any grantor
(for grantor trust owned
policies), or
•the death of the Annuitant
(if the owner is not a
natural person or a grantor
trust).
•In certain jurisdictions, an
ownership change or
assignment will terminate
the rider.
•Withdrawals could
significantly reduce the
benefit.
•You cannot cancel the rider
without surrendering the
policy.

Enhanced Beneficiary Benefit (EBB) Rider	Pays an additional death benefit amount to your beneficiary(ies) if you die before the Annuity	Maximum Charge: 1.00% (as an annualized	•Withdrawals could significantly reduce the benefit. •No benefit is paid if:
39

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

Commencement Date. The
additional amount is a
percentage of any gain in the
policy when the death benefit
is calculated. The percentage
is 50% for an owner age 70
or younger at the date of
issue; and 25% where the
owner is age 71 to 75.
		percentage of the Accumulation Value, deducted on a quarterly basis).	•There is no gain; or •The policy’s Accumulation Value is less than your premium payments made and not previously withdrawn; or •The rider has ended or terminated.
Enhanced Spousal Continuance Rider
Upon your death prior to the
Annuity Commencement,
allows your spouse to
continue the policy as the
new owner, with a step–up in
the Accumulation Value to
the Standard Death Benefit
Amount plus if applicable
any EBB provided by the
EBB Rider.
No additional charge.
•Only included if the EBB
Rider is elected.
•Not available with 403(b)
(TSA) policies.
•Terminates if you
surrender the policy, if
Income Payments begin, if
it has been exercised, or if
you transfer ownership to
someone other than your
spouse.
•Cannot be cancelled
without surrendering your
policy.

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan (“IPP”) Rider (Only available with polices purchased before July 16, 2012)
Protects your investment
against loss after a ten (10)
year Holding Period. Gives
you a one–time option to
surrender your policy and
receive the greater of your
Accumulation Value or the
guaranteed amount.

You may request to reset the
guaranteed amount under
certain circumstances, if your
investments increase in
value.

Maximum Current: 1.00%
(for riders applied for before
February 15, 2010);

1.25% (for riders applied for
before February 15, 2010);

(as an annualized
percentage of the
guaranteed amount,
deducted quarterly).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

•Restricts the availability of
certain investment options
if you select this rider On
or after February 15, 2010.
•Provides no benefit if you
surrender the policy before
the end of the ten–year
holding period.
•A Rider Reset starts a new
ten–year holding period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider
Reset.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
(Rider Risk Charge Adjustment). •You must surrender the policy to receive the benefit.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan II (“IPP II”) Rider (Only available with polices purchased before May 1, 2013)
Protects your investment
against loss after a twelve
(12) year Holding Period.
Gives you a one–time option
for an adjustment to your
Accumulation Value (to
increase it to the guaranteed
amount, if greater, on the
12th policy anniversary

You may request to reset the
guaranteed amount under
certain circumstances, if your
investments increase in
value.

Maximum Charge: 1.50%

(as an annualized
percentage of the
guaranteed amount).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

•Available only at the time of
application.
•Restricts the availability of
certain investment options
•Provides no benefit if you
surrender the policy before
the end of the twelve
(12) year Holding Period.
•A Rider Reset starts a new
twelve-year Holding Period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider
Reset.
•You should not select this
rider unless you intend to
keep the policy for at least
12 years.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider
(Rider Risk Charge
Adjustment).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed Investment Protection (“GIPR”) Rider (Only available with polices purchased before May 1, 2014)
Protects your investment
against loss after a twelve
(12) year Holding Period.
Gives you a one–time option
for an adjustment to your
Accumulation Value (to
increase it to the guaranteed
amount, if greater, on the
12th policy anniversary
Maximum Charge: 1.50% (as an annualized percentage of the guaranteed amount, deducted quarterly). Maximum Rider Risk Charge
•Restricts the availability of
certain investment options
•Provides no benefit if you
surrender the policy before
the end of the twelve
(12) year Holding Period.
•A Rider Reset starts a new
twelve-year Holding Period.
•We can suspend or

41

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	You may request to reset the guaranteed amount under certain circumstances, if your investments increase in value.	Adjustment (cancellation charge): 2.00% (one time charge, calculated as a percentage of the guaranteed amount).
discontinue the ability to
reset.
•You should not select this
rider unless you intend to
keep the policy for at least
12 years.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider
(Rider Risk Charge
Adjustment).
•An ownership change or
assignment will terminate
the benefit (except in
California, Florida and New
York).
•Can only be purchased at
policy issue.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) (Only available with polices purchased on or after May 1, 2014)
Protects your investment
from loss for a specified
holding period. If, after a
specified holding period, your
Accumulation Value is less
than the amount guaranteed,
we will make a one-time
increase to your
Accumulation Value to make
it equal to the guaranteed
amount.

You may request to reset the
guaranteed amount (a GIPR
2.0 Reset) under certain
circumstances.

If the policyowner dies within
two Policy Years of the last
day of the GIPR 2.0 Rider
term then in effect, the death
benefit will equal the
guaranteed amount for that

Maximum Charge for all
Holding Periods: 1.50%

(as an annualized
percentage of the
guaranteed amount,
deducted quarterly).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

•Available only at the time of
application.
•Restricts the availability of
certain investment options
•Provides no benefit if you
surrender the policy before
the end of the Holding
Period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider Rest
•We can suspend or
discontinue the ability to
reset.
•You should not select this
rider unless you intend to
keep the policy for at least
as long as the Holding
Period you selected.
•Withdrawals could
significantly reduce or
terminate the benefit
(possibly by more than the

42

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Rider term, if that guaranteed amount is higher than the Standard Death Benefit on the date of death.
amount greater than the
amount withdrawn
withdrawn).
•We apply a one-time
charge if you cancel the
rider (Rider Risk Charge
Adjustment).
•An ownership change or
assignment will terminate
the benefit (except in
California, Florida and New
York).

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness;
(iii) disability; or
(iv) unemployment.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply to withdrawals after
the Owner’s 66th birthday.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required for
unemployment benefit.

Living Needs Benefit Rider
Increases the amount that
can be withdrawn from your
policy without a surrender
charge if the Owner
experiences certain
“qualifying events” such as:
(i) confinement to a health
care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply if the Annuitant
collects Social Security

43

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
retirement benefits. •Not available if any Owner has attained age 86 on the Policy Date.
Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge to 50% of the Accumulation Value if the Owner becomes unemployed.	None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required.

Breakpoint Credit Rider	Applies a credit, called a Breakpoint Credit, to the portion of a premium payment that exceeds $1,000,000.	None	•Available only for policies purchased before July 1, 2013. •Credit applied at the time of premium payment.
Automatic Asset Reallocation	Automatically rebalances your Variable Accumulation Value (either quarterly, semi–annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None
•Cannot be used with the
traditional Dollar Cost
Averaging option.
•You must have a minimum
Accumulation Value of
$2,500 to elect Automatic
Asset Reallocation, and a
minimum of $2,500 to
continue it as scheduled.

Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Reallocation option, or with
an investment protection
rider.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,000
to continue as scheduled.

The DCA Advantage Account	Allows you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium	None	•DCA Advantage Account duration may not extend beyond the Annuity Commencement Date. •You may not have more than one DCA Advantage
44

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

payment is made. The DCA
Advantage Account transfers
amounts automatically to the
Investment Divisions you
choose in six monthly
increments and pays you
interest on amounts
remaining in the DCA
Advantage Account.
Account open at the same time. •You must allocate a minimum of $5,000 to the DCA Advantage Account. •You cannot make transfers into the DCA Advantage Account from any Allocation Option.
Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi–annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

45

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greater of:
(a)
the Accumulation Value, less any outstanding loan balance; or
(b)
the Adjusted Death Benefit Premium Payments.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received due proof of death. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.
We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 – State Variations”.
We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
Annual Death Benefit Reset (ADBR) Rider
You may enhance your policy’s Standard Death Benefit by purchasing the optional ADBR Rider. The ADBR Rider was only available at the time of application. The ADBR Rider was not available with the EBB Rider in the State of New Jersey. You cannot cancel the ADBR Rider without surrendering your policy. If you purchased the ADBR
46

and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. With this rider, your death benefit will be the greatest of:
(a)
the Standard Death Benefit payable under the policy (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”); or
(b)
the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or
(c)
any death benefit available under any other rider attached to the Policy.
We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and Breakpoint Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.
If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the “DESCRIPTION OF BENEFIT – The Standard Death Benefit–Death Before Annuity Commencement” section of this Prospectus.
An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)
(8) the Death Benefit is the greatest of:
a)
the Accumulation Value
= $225,000
47

b)
the Adjusted Death Benefit Premium Payments
= $187,500
c)
the “Reset Value,” which is the greatest of:
1.
the Accumulation Value
= $225,000
2.
the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Breakpoint Credits applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.
= $234,375
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earlier of the following:
1)
the Annuity Commencement Date,
2)
the date you surrender the policy, or
3)
the date we terminate the policy.
Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.
You cannot cancel this Rider without surrendering your policy.
Enhanced Beneficiary Benefit Rider
The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application. The EBB Rider was not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider was available on Non–Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.
While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)
The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:
Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%
When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.
The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable)
48

divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.
The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.
There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.
Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:
1.
The rider is elected at the time of application;
2.
You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);
3.
A withdrawal of $20,000 is made in the fourth Policy Year;
4.
Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);
5.
If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and
6.
The Enhanced Beneficiary Benefit Rider percentage equals 50%.
49

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):
Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000
Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):
Adjusted Premium Payments = $200,000 – $16,000 = $184,000
Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):
Gain = $250,000 – $184,000 = $66,000
Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):
Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000
In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.
Enhanced Spousal Continuance Rider
If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax–sheltered annuities.
Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).
The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.
Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.
Example:
Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus and EBB provided under the EBB Rider.
Investment Protection Plan Rider
The Investment Protection Plan Rider ("IPP") is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchased this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit
50

Expenses—Investment Protection Plan Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). An IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
IPP may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period of 10 years.
Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The amount that is guaranteed under the rider will depend on when you select or reset it:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.
(ii)
While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date the VPSC receives your application for the rider, in Good Order, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
(iii)
Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non–qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge)”) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.
In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.
If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in–force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you did not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider was selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are listed in APPENDIX 2B to this Prospectus.
You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on
51

any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59-1⁄2.
You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30–day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) The cancellation of the rider after the 30–day period will be effective as of the date the VPSC receives your cancellation request.
This rider is available on all Non–Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account (if available) when the rider is selected.
This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.
Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
the rider is selected at the time of application;
(2)
an initial premium payment of $100,000 is made;
(3)
no additional premium payments are made;
(4)
a withdrawal of $20,000 is made in the eighth Policy Year;
(5)
the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.
The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
IPP Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.
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Investment Protection Plan II Rider
The Investment Protection Plan II Rider (“IPP II”) was only available at the time of application. If you purchased IPP II, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan II Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The amount that is guaranteed under IPP II is as follows:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.
(ii)
Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan II Rider Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”). In addition, upon reset, your allocation restrictions may change. Typically, you would request a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.
You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are listed in APPENDIX 2B to this Prospectus.
The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.
With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective
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date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30–day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) The cancellation of IPP II after the 30–day period will be effective as of the date VPSC receives your cancellation request.
IPP II was available with all Non–Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.
IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.
Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
IPP II is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth Policy Year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.
The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
IPP II Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.
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Guaranteed Investment Protection Rider
The Guaranteed Investment Protection Rider (“GIPR”) was only available at the time of application. If you purchased GIPR, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro–rata basis on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The amount that is guaranteed under GIPR is as follows:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.
(ii)
Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”). In addition, upon reset, your allocation restrictions may change. Typically, you would request a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.
You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2C. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed.
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Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in APPENDIX 2C.
The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.
With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30–day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro–rata basis and we will not refund any GIPR charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of GIPR after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.
GIPR was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider was not available on TSA and Inherited IRA policies.
GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.
Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.
Any withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
GIPR is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
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(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.
The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
GIPR Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.
Guaranteed Investment Protection Rider 2.0
The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) was only available at the time of application. GIPR 2.0 allows you to choose among 7 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.
GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro–rata basis on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider 2.0 Charge.”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The amount that is guaranteed under GIPR 2.0 is as follows:
(i)
At the time of application for 10, 11, 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.
(ii)
At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.
(iii)
For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.
(iv)
Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):
You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and
57

15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 10–15 year terms) or 150% of the Accumulation Value (for the 20 year term) on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider 2.0 Charge.” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.
If you purchased GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2C.
You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.
If you selected GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in APPENDIX 2C.
If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
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You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro–rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of GIPR 2.0 after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.
GIPR 2.0 was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20–year term) on the rider effective date. The rider was not available on TSA and Inherited IRA policies.
GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (10–15 or 20 years).
In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment.
Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.
Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.
We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
GIPR 2.0 with a 10, 11, 12, 13, 14, or 15 year term is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.
The guaranteed amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it
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by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year term, the guaranteed amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.
GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Standard Death Benefit on the date of death. For policies issued in New York, the death benefit for the 20–year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility: a state licensed/certified nursing home/assisted living facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
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(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Living Needs Benefit Rider
If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59½, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at the VPSC. There is no additional charge for this rider.
Unemployment Benefit Rider
For all Non–Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59½, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at the VPSC. There is no additional charge for this rider.
For example, if the Owner becomes unemployed in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000, and on any subsequent withdrawals.
Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)
Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.
The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate
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Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.
As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:
Breakpoint Credit Rate Schedule
Eligible Premium Payment(s)
That exceed(s)	Up to and including	Breakpoint Credit Rate
$1,000,000*	$2,500,000	1.00%
$2,500,000	$5,000,000	1.50%
$5,000,000	$10,000,000	2.00%
$10,000,000	unlimited	2.50%
*
Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.
The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.
Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.
Example:
(1)
You elected the Breakpoint Credit Rider when you purchased the policy;
(2)
You made a premium payment of $1,250,000;
(3)
You are eligible for a Breakpoint Credit of 1% of $250,000 or $2,500;
(4)
We apply 1,252,500 to your Allocation Options;
The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.
Automatic Asset Reallocation
This optional benefit, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre–set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi–annual or annual policy anniversary.
To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or use any other method we make available. The VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset
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Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus.
The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order to the VPSC or contact us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
Dollar Cost Averaging Programs
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either the Dollar Cost Averaging programs.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:
Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
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The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four–month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Traditional Dollar Cost Averaging (not available with the IPP, IPP II, GIPR and GIPR 2.0 Riders)
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.
The DCA Advantage Account
This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
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You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.
You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6–month term will end on December 31, 2021 and you make a subsequent premium payment to the 6–month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6–month DCA Advantage Account already opened and transfer the entire value of the 6–month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6–month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re–activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.
You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.
You cannot make transfers into the DCA Advantage Account from any Allocation Option.
Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi–annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us as described in the “CONTACTING NYLIAC”
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section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.
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Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.
The guaranteed maximum surrender charge will be 7% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:
Amount of Surrender Charge
Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%
In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free
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withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.
(b)
for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.
(c)
if NYLIAC cancels the policy;
(d)
when we pay proceeds upon the death of the policyowner;
(e)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(f)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);
(g)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
(h)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and
(i)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some
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jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.
Administrative Expense - Policy Service Charge
We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $$100,000 or more of Accumulation Value on a given Policy Anniversary.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.
Optional Benefit Expenses
Investment Protection Plan Rider Charge
The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
For IPP Riders selected before February 15, 2010, the current annual charge if you choose to reset your IPP Rider is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).
For IPP Riders selected on or after February 15, 2010, the current charge and the charge if you elect to reset your IPP Rider is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.
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If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Investment Protection Plan II Rider Charge
IPP II was available as an option under the policy at the time of application, but is no longer available. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
If you choose to reset your IPP II Rider, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Guaranteed Investment Protection Rider Charge
GIPR was available as an option under the policy at the time of application, but is no longer available. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro–rata basis on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
If you choose to reset your GIPR Rider, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Guaranteed Investment Protection Rider 2.0 Charge
GIPR 2.0 was available as an option under the policy at the time of application, but is no longer available. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro–rata basis on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the term you choose. We may set a lower charge at our sole discretion.
For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.025% per quarter), depending on the term you choose.
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If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge)
If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one–time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request in Good order. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.
We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20–year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.
If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.
Enhanced Beneficiary Benefit Rider Charge
If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.
The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:
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Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP rider reset charge is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge
If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 term you choose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2A.
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Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a–7 or 22c–2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $25,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required
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information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC”
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section of this Prospectus. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro–rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.
You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distribution Option
As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70½ to 72. This change only applies if you attain age 70½ on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70½ if the policyowner attained age 70½ prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.
The Coronavirus Aid, Relief and Economics Security Act (the “CARES Act”) waives the required minimum distribution rules for calendar year 2020 for IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
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Our Right to Cancel
If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in APPENDIX 1 of this Prospectus. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Loans are not available for policies with an investment protection rider or for TSA plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available in New York. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Advantage Account, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125%
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of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Advantage Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division and DCA Advantage Account. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit.  A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not
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repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
CARES Act
The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions on connection with your policy.
Annuity Payments (The INCOME PHASE)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page, but is usually the date you attain age 95. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen,
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you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)
It is important to note that partial annuitizations will reduce the Guaranteed Amount and Standard Death Benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
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The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, , any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
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For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).
The DCA Advantage Account

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.
NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re–activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.
Breakpoint Credits will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. A Non–Qualified Policy can provide for retirement income other than through a tax–qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution
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under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non–Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non–Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.
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In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID–19, please consult a tax adviser.
All non–qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax–qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax–free transaction for another annuity contract or a long–term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax–free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180–day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax–free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long–term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long–term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180–day rule described above to partial exchanges of an annuity contract for a long–term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
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Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax–free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90–24 previously applicable to such transfers and exchanges (a “90–24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re–transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information–sharing agreement with the employer.
In general, certain contracts originally established by a 90–24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state–defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
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(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer–sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax–deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non–Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non–Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Inherited IRAs.
This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non–spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.
Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
(e) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost–of–living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch–up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost–of–living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non–elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
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The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker–dealer. The firm is an indirect wholly–owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker– dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset–based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker–dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $1,830,709, $1,847,326, and $1,879,998, respectively.
86

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life–sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve–month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub–classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi–annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account's statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
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Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Prospectus Dated May 1, 2021
NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This APPENDIX modifies the May 1, 2021 Prospectus for the policies that describe the single premium version of the policies.
All capitalized terms have the same meaning as those in the Prospectus.
The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.
Accordingly, for single premium policies, the prospectus is amended in the following respects:
I. SINGLE PREMIUM ONLY
When reading this APPENDIX together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.
Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”
II. MAINTENANCE OF POLICY VALUE
Replace the paragraph under “DISTRIBUTIONS UNDER THE POLICY—Our Right to Cancel” with the following:
If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Appendix 1-1

Appendix 2A
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/premier . You can also request this information at no cost by calling the VPSC at 800–598–2019 or by sending an email request with you name and mailing address to PremierProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
If you purchased an investment protection rider, you may not be able to invest in certain Portfolios. If you have purchased the Investment Protection Plan (IPP) after February 15, 2010 or Investment Protection Plan II (IPP II), your available allocation options are listed in APPENDIX B below. If you have purchased the Guaranteed Investment Protection Rider (GIPR) or Guaranteed Investment Protection Rider 2.0 (GIPR 2.0), your available allocation options are listed in APPENDIX C below.
Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)/ Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.93%	7.69%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: New York Life Investors	0.78%	7.67%	4.36%	3.63%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class* Adviser: New York Life Investments / Subadviser: Candriam Belgium	1.44%	25.40%	12.49%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	(13.03)%	(1.84)%	N/A
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.79%	10.01%	6.64%	6.07%
Appendix 2A-1

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	(0.22)%	7.67%	8.31%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.99%	14.74%	10.25%	9.17%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.92%	(0.63)%	9.34%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.90%	2.20%	4.33%	3.52%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.96%	12.65%	9.06%	8.30%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shield LLC (“MacKay”)	0.88%	7.71%	7.98%	7.92%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	1.21%	5.14%	0.97%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Capital Management LLC (“Janus”)	0.83%	14.03%	11.55%	N/A
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.86%	35.70%	15.08%	10.71%
Appendix 2A-2

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	4.70%	2.42%	2.32%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	5.14%	7.60%	6.25%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.21%	20.54%	10.68%	6.95%
Large Cap Equity	MainStay VP MacKay S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.37%	17.95%	14.69%	13.32%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.93%	5.86%	4.55%	N/A
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.86%	11.29%	7.87%	7.23%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	1.03%	11.50%	5.00%	N/A
Appendix 2A-3

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.10%	40.13%	16.49%	12.41%
Large Cap Equity	MainStay VP T. Rowe Price Equity Income — Service Class* Adviser: New York Life Investments / Subadviser: T. Rowe Price Associates, Inc.	1.01%	0.71%	9.53%	N/A
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investment Management LLC / Subadviser: NYL Investors	0.28%	0.24%	0.77%	0.39%
Investment Grade Bond	MainStay VP Wellington Growth — Service Class* Adviser: New York Life Investments / Subadviser: Wellington	0.98%	31.97%	16.32%	12.75%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	11.00%	9.50%	10.75%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	9.95%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	15.26%	12.69%	12.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, Inc.	1.00%	36.81%	19.39%	15.79%
Appendix 2A-4

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	12.16%	10.31%	9.68%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.24%	29.39%	14.15%	9.17%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.86%	51.71%	22.44%	16.57%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.09%	23.29%	13.05%	6.28%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.77%	8.47%	10.58%	10.68%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC	1.01%	20.79%	9.17%	6.61%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock Advisors, LLC / Subadviser: BlackRock International Limited	0.82%	7.01%	7.60%	6.31%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc	1.03%	69.57%	25.58%	17.35%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.99%	14.48%	13.67%	N/A
Appendix 2A-5

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2** Adviser: Columbia Management Investment Advisers, LLC / Subadviser: Threadneedle International Limited	0.95%	(1.55)%	0.80%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	0.99%	7.16%	6.66%	N/A
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.25%	8.59%	10.22%	8.19%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.08%	(2.18)%	8.74%	8.38%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.18%	5.32%	4.17%	2.36%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management and Research Company (“FMR”) / Subadvisers: Other investment advisers	0.37%	7.26%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	30.23%	15.90%	13.23%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.17%	30.88%	15.94%	5.87%
Appendix 2A-6

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.78%	6.44%	10.41%	9.89%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR / Subadvisers: Other investment advisers	0.72%	15.12%	9.73%	8.12%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	68.21%	28.91%	21.53%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	21.28%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.42%	10.34%	N/A	N/A
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.87%	17.87%	10.79%	9.22%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.03%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Appendix 2A-7

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
International/Global Equity	Invesco V.I. International Growth Fund® — Series II Shares Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund — Series II Shares Adviser: Invesco Advisers, Inc.	1.05%	19.63%	12.59%	11.85%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus	0.97%	19.18%	17.92%	14.97%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus	1.09%	19.76%	13.06%	9.81%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.15%	20.21%	12.42%	10.87%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.04%	13.60%	13.38%	12.22%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.06%	3.67%	9.47%	10.58%
Appendix 2A-8

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.04%	16.31%	14.45%	12.77%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	(17.10)%	(0.15)%	4.99%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	39.71%	17.54%	13.72%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.94%	6.41%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.04%	5.45%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.79%	2.89%	1.91%	1.69%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.79%	8.54%	4.65%	3.83%
*
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
**
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
***
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Appendix 2A-9

Appendix 2b
Allocation Options available with IPP and IPP II
If you elect either the IPP (after February 15, 2010) or IPP II rider, then you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP or IPP II rider is selected. The allowable Allocation Options under IPP and IPP II are as follows:
Fixed Account*
MainStay VP Balanced — Service Class
MainStay VP Bond — Service Class
MainStay VP Conservative Allocation — Service Class
MainStay VP Fidelity Institutional AM® Utilities — Service Class
MainStay VP Floating Rate — Service Class
MainStay VP Growth Allocation — Service Class
MainStay VP Income Builder — Service Class
MainStay VP IQ Hedge Multi-Strategy — Service Class
MainStay VP Janus Henderson Balanced — Initial Class
MainStay VP Janus Henderson Balanced — Service Class
MainStay VP MacKay Convertible — Service Class
MainStay VP MacKay Government — Service Class
MainStay VP MacKay High Yield Corporate Bond — Service Class
MainStay VP MacKay Strategic Bond — Service Class
MainStay VP Moderate Allocation — Service Class
MainStay VP PIMCO Real Return — Service Class
MainStay VP U.S. Government Money Market — Initial Class
American Funds IS Asset Allocation Fund — Class 4
BlackRock® Global Allocation V.I. Fund — Class III
BlackRock® High Yield V.I. Fund — Class III
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
DWS Alternative Asset Allocation VIP — Class B
Fidelity® VIP Bond Index Portfolio — Service Class 2
Fidelity® Funds Manager® 60% Portfolio— Service Class
Franklin Templeton Moderately Aggressive Model Portfolio— Class II
Franklin Templeton Moderate Model Portfolio— Class II
Franklin Templeton Moderately Conservative Model Portfolio — Class II
Franklin Templeton Conservative Model Portfolio — Class II
PIMCO VIT Income Portfolio — Advisor Class
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
PIMCO VIT Low Duration Portfolio — Advisor Class
PIMCO VIT Total Return Portfolio — Advisor Class
*
You may not allocate more than 25% of your initial premium payment to the Fixed Account. Not available in New York or Washington.
Appendix 2b-1

Appendix 2c
Investment Divisions, Model Portfolios and Asset Allocation Models available with GIPR and GIPR 2.0
Option 1 – Choose Your Own Investment Divisions
Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Category A Funds
MainStay VP Bond		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		Fidelity® VIP Bond Index Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Strategic Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio
MainStay VP U.S. Government Money Market		PIMCO VIT Total Return Portfolio
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Balanced		American Funds IS Asset Allocation Fund
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS Washington Mutual Investors
MainStay VP Equity Allocation		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Convertible		Franklin Templeton Moderately Aggressive Model Portfolio
MainStay VP MacKay S&P 500 Index		Franklin Templeton Moderate Model Portfolio
MainStay VP Moderate Allocation		Franklin Templeton Moderately Conservative Model Portfolio
MainStay VP T. Rowe Price Equity Income		Franklin Templeton Conservative Model Portfolio
MainStay VP Wellington Growth		MFS® Investors Trust Series
MainStay VP Wellington U.S. Equity		MFS® Research Series
MainStay VP Winslow Large Cap Growth
Appendix 2c-1

Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Category C Funds
MainStay VP Candriam Emerging Markets Equity
MainStay VP CBRE Global Infrastructure
MainStay VP MacKay International Equity
MainStay VP Natural Resources
MainStay VP Small Cap Growth
MainStay VP Wellington Mid Cap
MainStay VP Wellington Small Cap
American Funds IS Global Small Capitalization Fund
American Funds IS New World Fund®
BNY Mellon IP Technology Growth Portfolio
Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Invesco V.I. International Growth Fund
Invesco V.I. Main Street Small Cap Fund®
Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio
MFS® International Intrinsic Value Portfolio
MFS® Mid Cap Value Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 3 – Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
Appendix 2c-2

Moderately Conservative		Conservative
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 2c-3

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Connecticut	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.(b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.
	Premium Credit	We will not deduct from the death benefit proceeds any Premium Credit applied with 12 months immediately preceding the date of death of the Owner or Annuitant
Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five–year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.
	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Massachusetts	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Michigan	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Montana	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Interest on payment of death proceeds or withdrawals
If settlement payment or withdrawal payment
is not made within the first thirty (30) days, it
will include interest from the 30th day until the
day the payment is released. Interest will be
paid at the discount rate on 90–day
commercial paper in effect at the Federal
Reserve Bank in the Ninth Federal Reserve
District at the time the payment is requested.

New Jersey	Definition of Nonforfeiture Value
NONFORFEITURE VALUE –The
Nonforfeiture Value is equal to 90% of the
Consideration(s) allocated to the Fixed
Account and/or to the DCA Advantage Account
accumulated at the Nonforfeiture Rate since
the Payment Date or transfer date, minus any
amounts withdrawn or transferred from the
Fixed Account and/or the DCA Advantage
Account, with the remaining amount
accumulated at the Nonforfeiture Rate since
the date of withdrawal or transfer.

Appendix 3-1

State	Features/Benefits	State Variation
Annuity Commencement Date
The Annuitant’s Age on the Annuity
Commencement Date may not be greater than
age 90.
If the Accumulation Value of the Policy is an
amount that would provide Income Payments
of less than $20 a month on the Annuity
Commencement Date, NYLIAC will change the
frequency of the payments to an annual mode.

	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five–year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.
Civil Union Partner Endorsement
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:
(a) disbursed within five years of the
original Owner’s death; or
(b) placed under the Life Income –
Guaranteed Period Payment Option or
any other Income Payment option that is
available at that time, provided that
such payments are made over the life of
the Civil Union Partner or over a number
of years that is not more than the life
expectancy of the Civil Union Partner
(as determined for federal tax purposes)
at the time of the original Owner’s
death, and begin within one year after
the original Owner’s death.

Living Needs Benefit/Unemployment Rider
The name of the Living Needs
Benefit/Unemployment Rider is “Living Needs
Benefit Rider” and the Unemployment portion
of the rider is not available. Also, the Terminal
Illness Qualifying Event does not have to occur
after the Policy Date.

Annual Death Benefit Reset (ADBR) Rider (optional)
The ADBR is not available with the EBB. Also,
the total death benefit under the policy cannot
exceed the greater of:
(a) 200% of the Adjusted Death Benefit
Premium Payment(s), or
(b) the Accumulation Value plus 50% of the
gain

Appendix 3-2

State	Features/Benefits	State Variation
New York	Definition of Nonforfeiture Value
Nonforfeiture Value – The Nonforfeiture Value
is equal to 100% of the Premium Payment(s)
allocated to the DCA Advantage Account
accumulated at the crediting rate (which shall
be no less than the Guaranteed Minimum
Interest Rate) since the Payment Date, minus
any amounts withdrawn or transferred from the
DCA Advantage Account, with the remaining
amount accumulated at the crediting rate since
the date of withdrawal or transfer.

	Fixed Account	The Fixed Account is not available in New York.
Payment of interest on deferred death benefit payments
Death benefit payments deferred for more than
seven (7) days from the date of receipt of all
required information will receive interest
accrued daily at the rate currently paid by us
on proceeds left under the interest settlement
alternative.

	Optional Benefit Expenses	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.
Annual Death Benefit Reset (ADBR) Rider Charge
The ADBR rider charge will be deducted from
each Investment Division in proportion to its
percentage of the Variable Account Value of
the applicable quarter and will not reduce your
Adjusted Premium Payments.

Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)
(a) GIPR 2.0: While a policy is in force we may
not suspend or discontinue your right to reset
the guaranteed amount. (b) GIPR 2.0: If you
discontinue the rider we will not charge a Rider
Risk Charge Adjustment.(c) GIPR and GIPR
2.0: An ownership change or assignment of
the policy does not terminate the rider.(d) The
policy does not have a fixed account; therefore,
the fixed account is not an investment
option.(e) The GIPR 2.0 death benefit for the
20–year holding period is equal to the sum of
all Premium Payments made in the first Policy
Year, less any GIPR Proportional Withdrawals;
however, if you have exercised the Rider Reset
option, it is equal to the Policy’s Accumulation
Value on the most recent Rider Reset Effective
Date, less any GIPR Proportional Withdrawals
made following the Rider Reset Effective Date.

Charge for Investment Protection Plan Rider, Charge for Investment Protection Plan II Rider, Charge for Guaranteed Investment Protection Rider and Charge for Guaranteed Investment Protection Rider 2.0
The IPP, IPP II, GIPR and GIPR 2.0 charge will
be deducted from each Investment Division
based on the funds in each rider Allocation
Option each policy quarter. Charges are not
deducted from the accumulation value in the
DCA Advantage Account.

Appendix 3-3

State	Features/Benefits	State Variation
Definition of Adjusted Premium Payment
The definition of Adjusted Premium Payment –
is the total dollar amount of premium
payments made under the policy and allocated
to the Investment Divisions of the Separate
Account reduced by any withdrawals and
applicable surrender charges in excess of any
gain in the policy.

Delay of Payments
We will pay interest on payments of any partial
withdrawal or full surrender request from the
DCA Advantage Account deferred for ten (10)
business days or more. If payments are
deferred, we will pay interest at the rate
currently paid on proceeds left under the
interest settlement alternative, from the date
we receive your written request at our
Executive Office or service office. The interest
will be added to and be part of the total sum
paid.

Our Right to Cancel
If we do not receive premium payments for a
period of three years, and the Accumulation
Value of your policy would provide Income
Payments of less than $20 per month on the
Annuity Commencement Date, we reserve the
right to terminate your policy.

Premium Credit
(a) You may qualify for the 4% Premium Credit
Rate even if your initial premium payment is
less than $500,000, if at the time you purchase
a New York Life Premier Plus Variable Annuity
policy, you also purchased additional policies
for this same product at the same time and the
aggregate initial premium paid on all the
policies is at least $1 million. To aggregate
premiums, you must, before purchasing the
policy, inform your registered representative
that you have policies that can be
aggregated.(b) We will not deduct from the
death benefit proceeds payable from the DCA
Advantage Account any Premium Credit
applied within 12 months immediately
preceding the date of death of the Owner or
Annuitant.

	Loans	Loans are not available for policies sold in New York.
Oregon	Annuity Commencement Date
On the Annuity Commencement Date, if you
elect to have the Accumulation Value paid to
you in a single sum, a Surrender Charge may
also apply if the Annuity Commencement Date
you elect occurs before the earlier of (a) the
end of the surrender charge period applicable
to your initial Premium Payment, or (b) the end
of the 10th Policy Year.

Appendix 3-4

State	Features/Benefits	State Variation
	Base Contract Charges	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.
Definition of Adjusted Premium Payment
Adjusted Premium Payment — The total
Premium Payment(s) allocated to the
Investment Divisions of the Separate Account
reduced by withdrawals and applicable
surrender charges in excess of any gain in the
Policy.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account
If the five–year Constant Maturity Treasury
Rate minus 125 basis points is less than the
Nonforfeiture Rate shown on the Policy Data
Page, NYLIAC may refuse the allocation of all
or a portion of a Premium Payment to the
Fixed Account or the DCA Advantage Account

	Investment Protection Plan Rider	If you discontinue the Investment Protection Plan rider, we will not charge a Rider Risk Charge Adjustment.The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”
Texas	Annuity Commencement Date	The maximum Annuity Commencement Date allowed for the policy is age 115.
Washington	Annuity Commencement Date	The maximum Annuity Commencement Date allowed for the policy is age 100.
Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0
IPP with fund restrictions, IPP II, GIPR and
GIPR 2.0: The Fixed Account is not available
with these riders. Also, though the rider charge
may be based on funds in the DCA Advantage
Account, the charge may not be deducted from
the DCA Advantage Account. The rider charge
may only be deducted from the applicable
investment divisions.

	Rider Risk Charge Adjustment for IPP, IPP II, GIPR and GIPR 2.0	For the IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.
Appendix 3-5

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Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/premier. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product service Center, Madison Square Station, P.O. Box 922, New York, NY, 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000074527

Separate Account IV EDGAR contract identifier #C000074529

Statement of Additional Information
May 1, 2021
for
New York Life Premier Variable Annuity
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity Prospectus.

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
2

(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
Additional information about risks (Non-Principal Risks)

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service
3

providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease
Annuity Payments (The INCOME PHASE)

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender.
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Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, youmay assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification. NYLIAC may not modify the policy without your consent except to make the policy meet therequirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
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The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records And Reports
NYLIAC maintains all records and accounts relating to the Separate Account. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
6

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—III:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate
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Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
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Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Dated May 1, 2021
NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2021 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.
When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.
Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
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PROSPECTUS Dated May 1, 2021
for
New York Life Premier Variable Annuity II
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account–III
NYLIAC Variable Annuity Separate Account–IV
This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long–term retirement planning or other long–term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59-½ ), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any material variations are disclosed in the prospectus or in APPENDIX 3-State Variations.
If you are a new investor in the policy, you may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value), less any e–delivery credit. You should review this Prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 1A.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

Page
Living Needs Benefit / Unemployment Rider	64
The Future Income Rider	65
Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)	68
Automatic Asset Rebalancing	69
Dollar Cost Averaging Programs	69
Traditional Dollar Cost Averaging (not available with the investment preservation riders)	70
The DCA Advantage Account	71
Interest Sweep	72
Charges And Deductions	72
Transaction Expenses	72
Surrender Charges	72
Amount of Surrender Charge (Policies applied for on or after May 1, 2019)	73
Amount of Surrender Charge (Policies applied for before May 1, 2019)	73
Exceptions to Surrender Charges	73
Transfer Fees	74
Payments Returned for Insufficient Funds	74
Annual Policy Expenses	74
Base Contract Charges ( M& E Charge )	74
Administrative Expense - Policy Service Charge	76
Optional Benefit Expenses	76
Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0	76
Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)	76
Annual Death Benefit Reset (ADBR) Rider Charge	77
Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)	77
Annual Portfolio Expenses	77
Group and Sponsored Arrangements	78
Taxes	78
Distributions Under The Policy	78
Surrenders and Withdrawals	78
Surrenders	79
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Page
(c) Roth Individual Retirement Annuities.	90
(d) Inherited Roth IRAs.	90
(e) Inherited IRAs.	90
(f) SIMPLE IRAs.	91
Taxation of Death Benefits	91
Distribution and Compensation Arrangements	92
Voting Rights	92
Financial Statements	93
Appendix 1A	1-1A
Portfolios Available Under the Policy	1-1A
Appendix 1B	1-1B
Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0	1-1B
Appendix 1C	1-1C
Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0 (12–15 and 20–year Holding Period options)	1-1C
Appendix 1D	1-1D
Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 4.0 (10–year Holding Period option)	1-1D
Appendix 2	1-2
FIR AVAILABILITY BY PLAN TYPE	1-2
Appendix 3	1-3
State Variations	1-3
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Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.
ADBR— Annual Death Benefit Reset Rider.
Adjusted Premium Payment— The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.
Allocation Options — The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.
Annuitant— The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.
Annuity Commencement Date— The date, usually when you reach age 95, on which we are to make the first Income Payment under the policy. The maximum Annuity Commencement Date is the date you attain age 115.
Asset Allocation Category(ies)— A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model— A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code— The Internal Revenue Code of 1986, as amended.
Consideration— A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
Dollar Cost Averaging (DCA) Advantage Account Accumulation Value— The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments , less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
Dollar Cost Averaging (DCA) Advantage Account—  An Allocation Option that permits dollar cost averaging over a six–month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.
Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.
Fixed Account Accumulation Value— The sum of premium payments and , if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and , if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund— A mutual fund that has multiple series or Portfolios.
Future Income Payments— Fixed periodic income payments that NYLIAC makes through the Future Income Rider (FIR) after the Future Income Start Date.
Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of the Standard Death Benefit under the base policy or the Annual Death Benefit Reset Rider.
Future Income Start Date— A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.
General Office— A New York Life field office.
Good Order— We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.
Holding Period— A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among seven (7) different Holding Periods (10, 11, 12, 13, 14, 15 or 20 years) for IPR, IPR 2.0 or IPR 3.0 and six (6) different Holding Periods (10, 12, 13, 14, 15 or 20 years) for IPR 4.0.
Holding Period End Date— The 10, 11, 12, 13, 14, 15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
IPR/IPR 2.0/IPR 3.0/IPR 4.0— Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 (collectively, the “investment preservation riders”).
IPR Reset— Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal to either (i) your Accumulation Value on the Policy Anniversary following your request, or (ii) or if you choose the 20–year Holding Period, 150% of the Accumulation Value on the Policy Anniversary following your request, both less any applicable reductions.
Life Income—Guaranteed Period Payment Option— The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year period has expired.
M&E Charge— The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate— The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value— The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.
Payee— The individual designated to receive Income Payments under the policy or the Future Income Rider.
Payment Date— The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.
Payment Year(s)— With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios — The mutual fund portfolios in which the corresponding Investment Divisions invest.
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Reset Value—  If you purchase the Annual Death Benefit Rider (ADBR), on each Policy Anniversary, if your Accumulation Value is greater than your guaranteed death benefit on the previous Policy Anniversary, we will automatically reset the minimum value of your death benefit to equal your higher Accumulation Value. This new amount is the Reset Value. These resets will occur each year until the Owner (or annuitant if the Owner is not a natural person) is age 80 or 85, depending on when the policy was purchased.
Return of Premium Death Benefit — The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.
Return of Premium Death Benefit Proportional Withdrawal— An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.
Rider Effective Date— The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR Reset, this date is the same as the “Rider Reset Effective Date.”
Separate Account— NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit— The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greatest of: (i) your Accumulation Value; or (ii) the Return of Premium Death Benefit; or (iii) the Step–up Death Benefit.

Step–up Death Benefit— the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.
Suitability Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.
Surrender Charge Free Amount— You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. For policies issued to policyowners age 75 and under, the maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either: (i) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of your Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) your Accumulation Value less accumulated premium payments. For policies issued to policyowners age 76-80, this percentage is 50%.
Surrender Charge Period— The seven–year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount from your policy within 7 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is
7% of the amount withdrawn during the first two Payment Years following the premium payment (8% during the first year for policies applied for before May 1, 2019) declining to 0% over that seven–year period. For example, if you make an early withdrawal within the first
Payment Year, you could pay a surrender charge of up to $7,000
($8,000 for policies applied for before May 1, 2019) on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses –Surrender Charges
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction
CHARGES AND DEDUCTIONS –Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS -Annual Policy Expenses

ANNUAL FEE (for policies applied for on or after May 1, 2016)
	MINIMUM	MAXIMUM
Base contract[1]	1.00%	1.30%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.25%	1.35%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $1,288.55	HIGHEST ANNUAL COST $3,765.74

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

ANNUAL FEE (for policies applied for before May 1, 2016)
	MINIMUM	MAXIMUM
Base contract[1]	1.10%	1.50%	Charges and Deductions – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	Charges and Deductions – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%	1.30%	Charges and Deductions – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $1,376.47	HIGHEST ANNUAL COST $3,940.88

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Fixed Account and DCA Advantage Account) you choose.
•Each investment option has its own unique risks.
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Depositor, including that any obligations (under the Fixed Account and
DCA Advantage Account), as well as, guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS
	RESTRICTIONS	Location in Prospectus
Investments
•We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment
Divisions, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
PRINCIPAL RISKS

Optional Benefits
•Certain optional benefits limit or restrict the investment options you may select under the policy. We may change these restrictions in the future.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time
BENEFITS AVAILABLE UNDER THE POLICIES
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•Premiums that are made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Premier Variable Annuity II is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when you make premium payments to us, and
•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
•
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 1A: Portfolios Available Under the Policy;
•
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
•
a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
A.
Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value-based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium-based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.

The amount of Premium-based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium-based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium-based M&E Charge will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Tax treatment. Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy (not available in New York).
Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greatest of: (i) the Accumulation Value , or (ii) the total premium payments reduced by proportional withdrawals, or (iii) the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus subsequent premium payments and reduced by any proportional withdrawals after that Policy Anniversary. For an additional fee, you can also purchase an optional rider at the time of application that provides additional death benefits. This rider may increase the amount of money payable to your designated beneficiaries upon your death. This rider is only available when you apply(ied) for your policy.
Optional benefits that occur during your lifetime. For an additional fee, you can purchase an investment preservation rider at the time of application that protects your investment from declining market, for a specified Holding Period (Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 (collectively, the “investment preservation riders”)). Policies that were applied for prior to May 1, 2017 also included a Future Income Rider that enables you to purchase a stream of guaranteed lifetime income to help protect you from outliving your assets (not included with certain qualified plans).
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset rebalancing and dollar cost averaging. At no additional charge, you may select automatic asset rebalancing, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset rebalancing).
Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge (Policies Applied For On Or After May 1, 2019)	7.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge (Policies Applied For Before May 1, 2019)	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

Other Transaction Charges	Guaranteed Maximum Charge	Current Charge
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value Base Contract Charges[1]		Policies with Premium Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] for Policies applied for on or after May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.30% (During the Surrender Charge Period for the initial premium)	1.20% (During the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium)
	1.10% (After the Surrender Charge Period for the initial premium)	1.00% (After the Surrender Charge Period for the initial premium)	1.30% (After the Surrender Charge Period for the initial premium)	1.10% (After the Surrender Charge Period for the initial premium)
Base Contract Expenses[4] for Policies applied for before May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.30% (During the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium)
	1.10% (After the Surrender Charge Period for the initial premium)	1.10% (After the Surrender Charge Period for the initial premium)	1.30% (After the Surrender Charge Period for the initial premium)	1.30% (After the Surrender Charge Period for the initial premium)
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary. For policies with IPR 4.0, the annual fee will be waived for the entirety of the policy if your cumulative first year premium(s) are greater than or equal to $25,000.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.

Optional Benefit Expenses
The following table applies to Optional Benefits currently available for purchase:
		Guaranteed Maximum Charge	Current Charge
Annual Charge for IPR 4.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)	10 Year Holding Period	2.00%	0.70%
	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
Rider Risk Charge Adjustment for IPR 4.0 (one–time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)	10 Year Holding Period	2.00%	2.00%
	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%
Annual Death Benefit Reset Rider (ADBR) Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS – Annual Death Benefit Reset (ADBR) Rider”).		1.00%	0.25%
The following table applies to Optional Benefits that are no longer available for purchase:
IPR (Policies applied for between May 1, 2015 and April 30, 2016)		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.10%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.65%
	13 Year Holding Period	1.50%	0.50%
	14 Year Holding Period	1.50%	0.40%
	15 Year Holding Period	1.50%	0.30%
	20 Year Holding Period	1.50%	0.50%
		Guaranteed Maximum Charge	Current Charge

Annual Charge if you elected an IPR Reset between May 1, 2016 and November 12, 2017 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.30%
	11 Year Holding Period	2.00%	1.05%
	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected an IPR Reset between November 13, 2017 and April 30, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.15%
	11 Year Holding Period	2.00%	1.00%
	12 Year Holding Period	1.50%	0.80%
	13 Year Holding Period	1.50%	0.65%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.00%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%

IPR (Policies applied for between May 1, 2016 and April 30, 2017) and IPR 2.0		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.35%
	11 Year Holding Period	2.00%	1.10%
	12 Year Holding Period	1.50%	0.95%
	13 Year Holding Period	1.50%	0.75%
	14 Year Holding Period	1.50%	0.65%
	15 Year Holding Period	1.50%	0.55%
	20 Year Holding Period	1.50%	0.70%
		Guaranteed Maximum Charge	Current Charge

Annual Charge if you elected an IPR Reset between November 13, 2017 and April 30, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.15%
	11 Year Holding Period	2.00%	1.00%
	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.00%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%

IPR 3.0		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.15%
	11 Year Holding Period	2.00%	1.00%
	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	10 Year Holding Period	2.00%	1.00%
	11 Year Holding Period	2.00%	0.85%
	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge

Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (Cancellation Charge) (one -time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)	10 Year Holding Period	2.00%	2.00%
	11 Year Holding Period	2.00%	2.00%
	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%

Annual Death Benefit Reset Rider (ADBR) Charge	Guaranteed Maximum Charge	Current Charge
(calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS––Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

(IPR + ADBR Package)		Guaranteed Maximum Combined Charge for the IPR + ADBR Package	Current Charge for IPR portion of the IPR + ADBR Package	Current Charge for the ADBR portion of the IPR + ADBR Package
Annual Charge (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), and deducted quarterly).	10 Year Holding Period	2.50%	0.95%	0.25%
	11 Year Holding Period	2.50%	0.80%	0.25%
	12 Year Holding Period	2.00%	0.65%	0.25%
	13 Year Holding Period	2.00%	0.55%	0.25%
	14 Year Holding Period	2.00%	0.50%	0.25%
	15 Year Holding Period	2.00%	0.40%	0.25%
	20 Year Holding Period	2.00%	0.50%	0.25%

Rider Risk Charge Adjustment (Cancellation Charge)		Guaranteed Maximum Charge	Current Charge
(one–time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)	10 Year Holding Period	2.00%	2.00%
	11 Year Holding Period	2.00%	2.00%
	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b–1) fees, and other expenses as of December 31, 2020.[1]
Before fee waivers and expense reimbursements	0.37%	1.87%
After fee waivers and expense reimbursements[2]	0.28%	1.44%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2020.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Portfolio company.
Examples
These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Policies applied for before May 1, 2016:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,304.42	$20,714.07	$29,122.31	$51,026.15
If you annuitize at the end of the applicable time period:	$12,304.42	$15,333.75	$25,544.53	$51,026.15
If you do not surrender your policy:	$5,113.50	$15,333.75	$25,544.53	$51,026.15

Policies applied for between May 1, 2016 and April 30, 2019:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,073.33	$20,022.38	$27,974.55	$48,781.58
If you annuitize at the end of the applicable time period:	$12,073.33	$14,599.65	$24,348.57	$48,781.58
If you do not surrender your policy:	$4,863.50	$14,599.65	$24,348.57	$48,781.58
Policies applied for on or after May 1, 2019:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$11,172.10	$20,022.38	$27,974.55	$48,781.58
If you annuitize at the end of the applicable time period:	$11,172.10	$14,599.65	$24,348.57	$48,781.58
If you do not surrender your policy:	$4,863.50	$14,599.65	$24,348.57	$48,781.58

Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus, which can be found online at https://dfinview.com/NewYorkLife/TAHD/premier-ii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to PremierIIProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Liquidity Risk. This policy is not designed for short–term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to seven years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy. For example:
•
the investment preservation riders require that you hold the policy for a certain number of years. If you surrender your policy before the Holding Period is over, you will not receive a benefit under the rider. The benefit provided by your particular investment preservation rider will be reduced proportionally by any withdrawals you make during the Holding Period. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. In addition, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account, or you will be limited in the amount you can allocate to the Investment Divisions (based on certain thresholds for Asset Allocation Categories).
•
the Future Income Rider allows you to purchase a future stream of guaranteed income, however there are limits as to the amount of future income that can be purchased and you are subject to an initial waiting period. Additionally, you must make all purchases at least two years before the Future Income Start Date or annuitization of the base policy, whichever comes first.
•
the Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time.
•
the Living Needs Benefit/Unemployment Rider only provides a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs, and requires a minimum Accumulation Value of $5,000.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.
Investment Restrictions. There are restrictions that may limit the investments that you may choose if you choose one of the investment preservation riders. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Investment Divisions had you not been subject to any investment restrictions.
We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Rebalancing, Asset Allocation Models and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.

In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
Increased administrative and Fund brokerage expenses; and/or
•
Dilution of the interests of long–term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium–based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium–based M&E Charge structure will benefit the policyowner because the premium–based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium–based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Optional Benefits. You may never need or use certain features provided by the policy. In that case, you may pay for a feature for which you never realize any benefits.
Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the policy. Alternatively, you may not live long enough to receive enough benefit from the investment preservation riders or the ADBR to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the policy from the investment preservation riders or the ADBR.
The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the policy or by one of the policy’s optional benefits available for an additional charge.
Certain benefits may limit withdrawals or other rights under the policy. If your policy includes one of the investment preservation riders or the ADBR, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. As noted above, if your policy includes one of the investment preservation riders it will be subject to investment restrictions which may limit your investment returns under the policy.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1–800–598–2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI “ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)

Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life P.O. Box 130539 Dallas, TX 75313–0539	New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Suitability Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and Loan Repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e–mailing your registered representative, may be made online. For Internet–based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E–mail inquiries that are non–transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non–Business Day, will be priced as of the next Business Day.
NYLIAC And The Separate Account

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims–paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Account
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 1A of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.

The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b–1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios, along with their respective type, investment adviser (and any sub–adviser(s)), current expenses, and performance are listed in APPENDIX 1A. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/premier-ii. You can also request this information at no cost by calling the VPSC at 1–800–598–2019 or by sending an email with your name and mailing address to PremierIIProspectus@newyorklife.com. The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS–Automatic Asset Rebalancing” for more information.) If you purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
Rebalancing can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third–party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc.. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low– and moderate–risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non–proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector–specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master–feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So–called “alternative” investment strategies may also be used by certain portfolios, which may involve non–traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi–annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios or an available Asset Allocation Model for your initial premium, you should monitor and periodically re–evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third–party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
LMPFA’s affiliated subadviser, QS Investors, LLC ("QS") selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b–1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT–The Portfolios” for more information about these payments.)
These payments are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open–end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.
In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, Inherited Roth IRA policies and Inherited Non–Qualified policies, ownership changes are not permitted.
The current policyowner of a Non–Qualified Policy (other than an Inherited Non–Qualified policy) has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different Surrender Charge Period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a Surrender Charge Period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a Surrender Charge Period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non–Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See “DESCRIPTION OF BENEFITS - The Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.
(1)
TSAs purchased by employees of certain tax–exempt organizations and certain state–supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions or issuing new policies for ERISA 403(b) plans);
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: Traditional IRAs, Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP and SIMPLE IRAs.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
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A Standard Death Benefit, as explained in this Prospectus.
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The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
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The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).
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A Fixed Account that features a guaranteed fixed interest rate.
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An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
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The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 2 for more information about when the policy can be issued under certain types of qualified plans.
Policy Application and Premium Payments
To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.
Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age

75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non–Qualified policies, additional premium payments are not permitted.
While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.
Acceptance of subsequent premium payments is subject to our Suitability Standards.
We reserve the right to reject any application. Regarding the minimum premium payments set forth in conditions (i) and (ii) above, if you are exchanging more than one annuity policy or life insurance policy for one of the policies, or if your premium payment will be paid from different sources (e.g., personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for the policy, provided they are received within 150 days of the date the policy is issued. When you are purchasing a policy by exchanging another annuity contract or life insurance policy, or if your premium payment will be paid from different sources, your policy will be issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your policy is the Policy Date. We reserve the right to revoke the policy if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal a minimum of $500,000 in aggregate, as required by the conditions set forth in (i) and (ii) above.
Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.
We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value–based M&E Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value–based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax–Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax–free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax–free transaction for a long–term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
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you might have to pay a withdrawal charge on your previous policy or contract,
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there will be a new withdrawal charge period for this policy,
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other charges under this policy may be higher (or lower),
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the benefits may be different,
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you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
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access to your cash value following a partial exchange may be subject to tax–related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law you will receive back your Accumulation Value, calculated as of the Business Day we receive your written request for cancellation in Good Order, less any e–delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy. See “APPENDIX 3 — State Variations” for more information about free look provisions in particular states (including California, Florida, New York and North Dakota).
If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.

Issue Ages
To purchase a Non–Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non–Qualified policies, the Owner and the Annuitant must be the same individual.
For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0–80 for Inherited IRAs and Inherited Roth IRAs).
For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.
To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the VPSC prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by the VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if your M&E Charges are based on premium payments, or if you have an investment preservation rider. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).
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submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
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speak to a Customer Service Representative at 800–598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

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make your request through www.newyorklife.com.
We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
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reject a transfer request from you or from any person acting on your behalf;
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restrict the method of making a transfer;
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charge you for any redemption fee imposed by an underlying fund; or
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limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60–day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60–day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of a Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the Portfolios’ ability to apply their respective trading policies and procedures. In addition, if a Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long–term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time–zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com
The online service at www.newyorklife.com enables you to sign–up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com you can get up–to–date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES–Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non–Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
•
e–mail your registered representative or VPSC;
•
obtain current policy values;
•
transfer assets between Investment Divisions;
•
request partial withdrawals;
•
change the allocation of future premium payments;
•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
establish a new or modify an existing Automatic Asset Rebalancing arrangement;
•
change your phone number or e–mail address;
•
view and update beneficiary information;
•
update your Client Profile; and
•
enroll in electronic delivery of select policy materials.
We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Third Party and Registered Representative Actions
You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Rebalancing (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically–transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES –– Transfers" or "DISTRIBUTIONS UNDER THE POLICY –– Surrenders and Withdrawals –– Partial Withdrawals". We do not currently accept faxed or e–mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus or an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive the Portfolio’s annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive these reports, and any other communications from NYLIAC, electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records And Reports
NYLIAC will mail to you at your last known address of record, at least semi–annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre–authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre–authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com, or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1–800–598–2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.

Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in an Eligible Portfolio or to fairly determine the value of the assets of an Eligible Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.
3.
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest–bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greatest of: (i) your
Accumulation Value or
(ii) your total premium
payments reduced by
proportional withdrawals or
(iii) your Accumulation Value
as of the Policy Anniversary
immediately following the
expiration of the Surrender
Charge Period for the first
premium payment, plus
subsequent premium
payments and reduced by
subsequent proportional
withdrawals.
		No additional charge	•Withdrawals could significantly reduce the benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date(“Reset Anniversary”), if your investments increase in value.
Maximum Charge: 1.00%

(Charge calculated as an
annualized percentage of the
Reset Value as of the last
Policy Anniversary (or as of
the Policy Date if within the
first Policy Year), deducted
quarterly)

•Available only at the time of
application.
•Resets will continue on
Reset Anniversaries until
the Owner(or Annuitant if
the Owner is not a natural
person) is age 80 or 85
(depending when the policy
was purchased).
•Resets will terminate after:
 (i) the owner’s death (if
the owner is a natural
person),
 (ii) the death of any
grantor (for grantor trust
owned policies), or
 (iii) the death of the
Annuitant (if the owner is
not a natural person or a
grantor trust owned
policies).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
•Withdrawals could significantly reduce the benefit. •You cannot cancel the rider without surrendering the contract. •The rider is not available for Inherited Non-Qualified policies.
OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment
Preservation Rider
(no longer available
for purchase)

Investment
Preservation Rider
2.0 (no longer
available for
purchase)

Investment
Preservation Riders
2.0 and 3.0 (no
longer available for
purchase)

Protects your investment
from loss for a specified
Holding Period. If, after a
specified Holding Period,
your Accumulation Value is
less than the amount
guaranteed, we will make a
one-time increase to your
Accumulation Value to make
it equal to the guaranteed
amount.
You may request to reset the
guaranteed amount (an IPR
Reset) under certain
circumstances.
Maximum Charge for all Holding Periods: 2.00% (as an annualized percentage of the amount that is guaranteed)
•Available only at the time of
application.
•Restricts the availability of
certain investment options.
•For IPR, Premium
Payments made after the
first Policy Year are not
included in the guaranteed
amount. For IPR 2.0 and
IPR 3.0, premiums are only
permitted (a) in the first
Policy Year or (b) after a
specified Holding Period.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount greater than the
amount withdrawn).
•Premium payments made
after the first Policy Year
are not included in the
guaranteed amount.
•An IPR Reset starts a new
Holding Period. New
annual charges may apply
after you elect an IPR
Reset.
•IPR Reset rights may be
suspended or discontinued
and are subject to age
limits.
•We apply one-time charge
if you cancel the rider
(Rider Risk Charge
Adjustment).

Maximum Rider Risk Charge Adjustment (Cancellation Charge): 2.00% (one-time charge; calculated as a percentage of the amount guaranteed)
Investment	Protects your investment	Maximum Charge for all	•Available only at the time of

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Preservation Rider 4.0
from loss for a specified
Holding Period. If, after a
specified Holding Period,
your Accumulation Value is
less than the amount
guaranteed, we will make a
one-time increase to your
Accumulation Value to make
it equal to the guaranteed
amount.
You may request to reset the
guaranteed amount (an IPR
Reset) under certain
circumstances.

Holding Periods: 2.00%

(as an annualized
percentage of the amount
that is guaranteed)

Maximum Rider Risk Charge
Adjustment (Cancellation
Charge): 2.00%

(one-time charge; calculated
as a percentage of the
amount guaranteed)

application.
•You should not select this
rider unless you intend to
keep the policy for at least
as long as the Holding
Period you’ve selected.
•Provides no benefit if you
surrender the policy before
the end of the Holding
Period.
•Restricts the availability of
certain investment options.
•Premium payments are
only permitted (a) in the
first Policy Year or (b) after
a specified Holding Period.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount greater than the
amount withdrawn).
•An IPR Reset starts a new
Holding Period. New
annual charges may apply
after you elect an IPR
Reset.
•IPR Reset rights may be
suspended or discontinued
and are subject to age
limits
•We apply a one-time
charge if you cancel the
rider (Rider Risk Charge
Adjustment).
•Availability subject to
maximum age conditions.
•The rider is not available
for 403(b) Inherited IRA,
Inherited Roth IRA, or
Inherited Non-Qualified
policies.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider	Waives Surrender Charges if the Owner experiences certain “qualifying events” such as: (i) confinement to a health care facility for 60	None	•Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	consecutive days; (ii) terminal illness; or (iii) disability. If the Owner becomes unemployed, the rider waives Surrender Charges on a one-time withdrawal of up to 50% of your Accumulation Value.		•Qualifying Event (as defined in the rider) must occur after the Policy Date. •Not available if any Owner has attained age 86 on the Policy Date.
Future Income Rider (no longer available for applications signed on or after May 1, 2017)	Allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s).	None
•A Future Income Purchase
will proportionally reduce
the guaranteed amounts
under an investment
preservation rider or your
death benefit.
•Future Income Payment
amounts are based on a
variety of factors in effect
at the time of each future
income purchase
•Amounts used for a Future
Income Purchase are no
longer available for
withdrawal or annuitization.
•Future Income Start Date
is subject to minimum and
maximum waiting periods.

Automatic Asset Rebalancing	Automatically rebalances your Variable Accumulation Value (either quarterly, semi–annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None	•Cannot be used with the traditional Dollar Cost Averaging option. •You must have a minimum Accumulation Value of $2,500 to elect this option, and a minimum of $2,500 to continue it as scheduled.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Rebalancing option, or with
an investment preservation
rider.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,000
to continue as scheduled.

The DCA	Allows you to set up	None	•DCA Advantage Account

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Advantage Account
automatic dollar cost
averaging using the DCA
Advantage Account when an
initial premium payment or a
subsequent premium
payment is made. The DCA
Advantage Account transfers
amounts automatically to the
Investment Divisions you
choose in six monthly
increments and pays you
interest on amounts
remaining in the DCA
Advantage Account.

duration may not extend
beyond the Annuity
Commencement Date.
•You may not have more
than one DCA Advantage
Account open at the same
time.
•You must allocate a
minimum of $2,000 to the
DCA Advantage Account.
•You cannot make transfers
into the DCA Advantage
Account from any
Allocation Option.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to be transferred to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi–annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:
(a)
the Accumulation Value; or
(b)
the Return of Premium Death Benefit; or
(c)
the Step–up Death Benefit.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 –State Variations.”
We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “The POLICIES—Delay of Payments.”)
Annual Death Benefit Reset (ADBR) Rider
You may enhance your Policy’s Standard Death Benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. You cannot cancel this Rider without surrendering your policy. The rider is not available for Inherited Non–Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. With this rider, your death benefit will be the greater of:
(a)
the Standard Death Benefit payable under the policy (See “DESCRIPTION OF BENEFITS –The Standard Death Benefit–Death Before Annuity Commencement”); or
(b)
the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or
(c)
any death benefit available under any other rider attached to the policy.
We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.
The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available.

If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” section of this Prospectus.
A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)
(8)
the Death Benefit is the greatest of:
a)
the Accumulation Value
= $225,000
b)
the Return of Premium Death Benefit
= $187,500
c)
the “Reset Value,” which is the greatest of:
1.
the Accumulation Value
= $225,000
2.
the prior Reset Value as of the last Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.
= $234,375
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earliest of the following:
1)
the Annuity Commencement Date,
2)
the date you surrender the policy,
3)
an ownership change or assignment of the policy, other than as described in the rider, or
4)
the date we terminate the policy.
Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.
Investment Preservation Rider (IPR)
The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among seven (7) different Holding Periods. If you elected the IPR, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20 – year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR is as follows:
(i)
For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions.
(iii)
For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.
(iv)
IPR Reset:
You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12, 13, 14, –15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge).”) In addition, upon reset, your allocation restrictions may change.

When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.
If you purchased IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.
The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down–market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in APPENDIX 1B.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-½.
You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of the IPR after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.
The IPR was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.
We have set forth below an example of how the benefit from the IPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.
IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.
Investment Preservation Rider 2.0 (IPR 2.0)
The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among seven (7) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 2.0–IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR 2.0 is as follows:
(i)
For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10,11,12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchased IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.
The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in APPENDIX 1B.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-½.
You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations.” The cancellation of the IPR 2.0 after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.
The IPR 2.0 was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.
We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 2.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose, has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 2.0–IPR 2.0 Death Benefit” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.
Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 2.0 Death Benefit.
The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).
For the 10, 11, 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 2.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 2.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or
(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.
Payment of a death benefit terminates the IPR 2.0.
It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
Investment Preservation Rider 3.0 (IPR 3.0)
The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among seven (7) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 3.0–IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider,

Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR 3.0 is as follows:
(i)
For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchased IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 1C.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-½.
You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 –State Variations”. The cancellation of the IPR 3.0 after the 30– day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.
The IPR 3.0 was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.
We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 3.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 3.0–IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.
Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 3.0 Death Benefit.
The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 3.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.
For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 3.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or
(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.
Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
Investment Preservation Rider 4.0 (IPR 4.0)
The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among six (6) different Holding Periods. If you purchase the IPR 4.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 4.0–IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR 4.0 is as follows:
(i)
For the 10, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND

EXPENSES”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C (for the 12–15 and 20–year Holding Period options) and APPENDIX 1D (for the 10 year Holding Period option).
The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 1C (for the 12–15 and 20–year Holding Period options) and APPENDIX 1D (for the 10 year Holding Period option).
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-½.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 –State Variations”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.
The IPR 4.0 is available with all Non–Qualified (other than Inherited Non–Qualified policies), IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider is not available on TSA, Inherited IRA, Inherited Roth IRA or Inherited Non–Qualified policies.
The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.
We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 4.0 with a 10, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
No additional premium payments are made;
(4)
A withdrawal of $20,000 is made in the eighth policy year;
(5)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(6)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 4.0–IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.
Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 4.0 Death Benefit.
The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).
For the 10, 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 4.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.
For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 4.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or
(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.
Payment of a death benefit terminates the IPR 4.0.
It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility: a state licensed/certified nursing home/assisted living facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
The Future Income Rider
The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims–paying ability of the NYLIAC general account.
Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.
The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided the “CONTACTING NYLIAC” section of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.
When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro–rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected one of the investment preservation riders. Because of the Investment Division restrictions with one of the investment preservation riders, deductions from the Investment Divisions for Future Income Purchase will be made on a pro–rata basis while the applicable investment preservation rider is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the applicable investment preservation rider or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.
You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. The VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.
The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.
You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in the “CONTACTING NYLIAC” section of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.
Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.
If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.
Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.
You can make a one–time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 72 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 72. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower

Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 2 has information about restrictions on Income Start Dates under qualified plans.
To change the Future Income Start Date, you must send the VPSC a request in writing, to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non–Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under age 59½.
Death Benefits under the FIR.
Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “DESCRIPTION OF BENEFITS—Annual Death Benefit Reset (ADBR) Rider”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:
•
If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.
•
If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.
•
If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.
•
If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).
Death of an Annuitant under the FIR
If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro–rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non–Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.
Spousal Continuation and the FIR
If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:
•
If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.
•
If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro–rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.
•
If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint–life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.
•
If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.
If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:
•
We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.
Set forth below is an example of how the benefit under the FIR may be realized. In this example, we have assumed the following:
(1)
The policyowner is a 60 year old woman in her fourth Policy Year;
(2)
The policy has $100,000 of Accumulation Value;
(3)
On May 1, 2021, the policyowner purchases $15,000 in Future Income with the Cash Refund Income Option and has chosen a Future Income Start Date of May 1, 2025; and
(4)
The Accumulation Value of the policy decreased to $85,000 as a result. No surrender charges are assessed;
Based on the rate in effect for this policyowner on May 1, 2021, the policyowner will receive annual income starting on May 1, 2025 in the amount of $755.28
Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)
If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR” Package) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND

DEDUCTIONS—Optional Benefits and Expenses—Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR Package discount available for policies issued on and after May 1, 2016.
Automatic Asset Rebalancing
This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre–set level. Unless you opt out of AAR on your application or in a subsequent notice, your policy will be subject to AAR.
AAR works as follows:
You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.
You can choose to have AAR transfers made on your quarterly, semi–annual or annual Policy Anniversary.
If at any time you elect not to use the AAR feature and then change your mind, you must send a completed AAR request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by any other method we make available. The VPSC must receive the completed AAR request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to the VPSC or by contacting us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
Dollar Cost Averaging Programs
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either the Dollar Cost Averaging programs.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four–month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Traditional Dollar Cost Averaging (not available with the investment preservation riders)
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.
The DCA Advantage Account
This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.
You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6–month term will end on December 31, 2021 and you make a subsequent premium payment to the 6–month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6–month DCA Advantage Account already opened and transfer the entire value of the 6–month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6–month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re–activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.
You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.
You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi–annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.
Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.
For Policies applied for on or after May 1, 2019, the guaranteed maximum surrender charge will be 7% (8% for Policies applied for before May 1, 2019) of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis.

For Policies applied for on or after May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 7% of the amount withdrawn or surrendered. After Payment Year 2 and beyond, the charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:
Amount of Surrender Charge (Policies applied for on or after May 1, 2019)
Payment Year	Surrender Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%
For Policies applied for before May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:
Amount of Surrender Charge (Policies applied for before May 1, 2019)
Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%
In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)
for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year.
(c)
if NYLIAC cancels the policy;
(d)
if you exercise your right to cancel your policy during the Free Look period;
(e)
when we pay proceeds upon the death of the policyowner;
(f)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(g)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non–Qualified policy (the amount of a required minimum distribution will, however, be included when calculating the amount in item (a), above);
(h)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
(i)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;
(j)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and
(k)
on amounts applied to Future Income Purchases, if applicable.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.
We reduce the M&E Charge at the end of the Surrender Charge Period that applies to the initial premium payment.

M&E Charges for Policies Applied For On or After May 1, 2016
For policies applied for on and after May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.00% (annualized) of the daily average Variable Accumulation Value.
For policies applied for on and after May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the Adjusted Premium Payments.
M&E Charges for Policies Applied For Before May 1, 2016
For policies applied for before May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.
For policies applied for before May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.
For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.
Administrative Expense - Policy Service Charge
We deduct an annual policy service charge of 30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $100,000 or more of Accumulation Value on a given Policy Anniversary. In addition, if you have purchased an IPR 4.0 and your cumulative first year premium(s) are greater than or equal to $25,000, we will waive your annual policy service charges for the entirety of the policy.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.
Optional Benefit Expenses
Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0
The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “TABLE OF FEES AND EXPENSES.”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.
For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.
If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.
The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.
Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)
If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one–time Rider Risk Charge Adjustment from your Accumulation Value. This charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.
We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you decide to cancel.
If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:
Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyowners of all ages, is 0.25% per year (0.0625% per quarter).
Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)
For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR Package”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR Package is in effect. The maximum annual charge for the IPR + ADBR Package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR Package, the current charge for the IPR component of the IPR + ADBR Package ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.

Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a–7 or 22c–2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $25,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro–rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.
You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distribution Option
As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70½ to 72. This change only applies if you attain age 70½ on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70½ if the policyowner attained age 70½ prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non–Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.
The Coronavirus Aid, Relief and Economics Security Act (the “CARES Act”) waives the required minimum distribution rules for calendar year 2020 for IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Our Right to Cancel
If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Loans are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0 or for TSA plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available in New York. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Advantage Account, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Advantage Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division and DCA Advantage Account. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit.  A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the

Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
CARES Act
The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions on connection with your policy.
Annuity Payments (The INCOME PHASE)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page, but is usually the date you attain age 95. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.
It is important to note that partial annuitizations will reduce the Guaranteed Amount and Standard Death Benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

The DCA Advantage Account

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.
NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re–activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.
Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. A Non–Qualified Policy can provide for retirement income other than through a tax–qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non–Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non–Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met).  In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID–19, please consult a tax adviser.

All non–qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax–qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax–free transaction for another annuity contract or a long–term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax–free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180–day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax–free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long–term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long–term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180–day rule described above to partial exchanges of an annuity contract for a long–term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Inherited Non–Qualified Policies
An Inherited Non–Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non–qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).
The source of the funds used to purchase an Inherited Non–Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non–qualified annuity contract, or (ii) an Inherited Non–Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

In order to exchange the original contract, the original owner of the contract must have died before the Annuity Commencement Date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002–62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner's death, you are eligible for a NYLIAC Inherited Non–Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non–Qualified Annuity within one year of the original owner's death and you have taken the required distribution for the current and, if applicable, all prior years.
The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non–Qualified Annuity.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax–free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90–24 previously applicable to such transfers and exchanges (a “90–24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than

June 30, 2009, by re–transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information–sharing agreement with the employer.
In general, certain contracts originally established by a 90–24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state–defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer–sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax–deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non–Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non–Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Inherited Roth IRAs.
This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5–year Holding Period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.
(e) Inherited IRAs.
This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non–spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.
Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. (See the discussion under “DISTRIBUTIONS

UNDER THE POLICY – Required Minimum Distribution Option” – for more information). The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
(f) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost–of–living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch–up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost–of–living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non–elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. (See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information.)
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker–dealer. The firm is an indirect wholly–owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker– dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset–based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker–dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $63,114,917, $48,985,828, and $39,430,880, respectively.
New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life–sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve–month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub–classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi–annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account's statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

Appendix 1A
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/premier-ii . You can also request this information at no cost by calling the VPSC at 800–598–2019 or by sending an email request with you name and mailing address to PremierIIProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
If you purchased an investment preservation rider, you may not be able to invest in certain Portfolios. If you purchased the IPR or IPR 2.0, your available Allocation Options are listed in APPENDIX 1B. If you purchased the IPR 3.0 or IPR 4.0, your available Allocation Options are listed in APPENDIX 1C. If you purchased the IPR 4.0 (10-year Holding Period options), your available Allocation Options are listed in APPENDIX 1D.
Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)/ Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.93%	7.69%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: New York Life Investors	0.78%	7.67%	4.36%	3.63%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class* Adviser: New York Life Investments / Subadviser: Candriam Belgium	1.44%	25.40%	12.49%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	(13.03)%	(1.84)%	N/A
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.79%	10.01%	6.64%	6.07%
Appendix 1A-1

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	(0.22)%	7.67%	8.31%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.99%	14.74%	10.25%	9.17%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.92%	(0.63)%	9.34%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.90%	2.20%	4.33%	3.52%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.96%	12.65%	9.06%	8.30%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shield LLC (“MacKay”)	0.88%	7.71%	7.98%	7.92%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	1.21%	5.14%	0.97%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Capital Management LLC (“Janus”)	0.83%	14.03%	11.55%	N/A
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.86%	35.70%	15.08%	10.71%
Appendix 1A-2

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	4.70%	2.42%	2.32%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	5.14%	7.60%	6.25%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.21%	20.54%	10.68%	6.95%
Large Cap Equity	MainStay VP MacKay S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.37%	17.95%	14.69%	13.32%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.93%	5.86%	4.55%	N/A
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.86%	11.29%	7.87%	7.23%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	1.03%	11.50%	5.00%	N/A
Appendix 1A-3

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.10%	40.13%	16.49%	12.41%
Large Cap Equity	MainStay VP T. Rowe Price Equity Income — Service Class* Adviser: New York Life Investments / Subadviser: T. Rowe Price Associates, Inc.	1.01%	0.71%	9.53%	N/A
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investment Management LLC / Subadviser: NYL Investors	0.28%	0.24%	0.77%	0.39%
Investment Grade Bond	MainStay VP Wellington Growth — Service Class* Adviser: New York Life Investments / Subadviser: Wellington	0.98%	31.97%	16.32%	12.75%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	11.00%	9.50%	10.75%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	9.95%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	15.26%	12.69%	12.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, Inc.	1.00%	36.81%	19.39%	15.79%
Appendix 1A-4

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	12.16%	10.31%	9.68%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.24%	29.39%	14.15%	9.17%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.86%	51.71%	22.44%	16.57%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.09%	23.29%	13.05%	6.28%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.77%	8.47%	10.58%	10.68%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC	1.01%	20.79%	9.17%	6.61%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock Advisors, LLC / Subadviser: BlackRock International Limited	0.82%	7.01%	7.60%	6.31%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc	1.03%	69.57%	25.58%	17.35%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.99%	14.48%	13.67%	N/A
Appendix 1A-5

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2** Adviser: Columbia Management Investment Advisers, LLC / Subadviser: Threadneedle International Limited	0.95%	(1.55)%	0.80%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	0.99%	7.16%	6.66%	N/A
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.25%	8.59%	10.22%	8.19%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.08%	(2.18)%	8.74%	8.38%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.18%	5.32%	4.17%	2.36%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management and Research Company (“FMR”) / Subadvisers: Other investment advisers	0.37%	7.26%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	30.23%	15.90%	13.23%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.17%	30.88%	15.94%	5.87%
Appendix 1A-6

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.78%	6.44%	10.41%	9.89%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR / Subadvisers: Other investment advisers	0.72%	15.12%	9.73%	8.12%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	68.21%	28.91%	21.53%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	21.28%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.42%	10.34%	N/A	N/A
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.87%	17.87%	10.79%	9.22%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.03%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Appendix 1A-7

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
International/Global Equity	Invesco V.I. International Growth Fund® — Series II Shares Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund — Series II Shares Adviser: Invesco Advisers, Inc.	1.05%	19.63%	12.59%	11.85%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus	0.97%	19.18%	17.92%	14.97%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus	1.09%	19.76%	13.06%	9.81%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.15%	20.21%	12.42%	10.87%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.04%	13.60%	13.38%	12.22%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.06%	3.67%	9.47%	10.58%
Appendix 1A-8

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.04%	16.31%	14.45%	12.77%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	(17.10)%	(0.15)%	4.99%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	39.71%	17.54%	13.72%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.94%	6.41%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.04%	5.45%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.79%	2.89%	1.91%	1.69%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.79%	8.54%	4.65%	3.83%
*
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
**
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
***
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Appendix 1A-9

Appendix 1B
Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0
Option 1 – Choose Your Own Investment Divisions
Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Category A Funds
MainStay VP Bond		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		Fidelity® VIP Bond Index Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Strategic Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio
MainStay VP U.S. Government Money Market		PIMCO VIT Total Return Portfolio
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Balanced		American Funds IS Asset Allocation Fund
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS Washington Mutual Investors Fund
MainStay VP Equity Allocation		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Convertible		Franklin Templeton Moderately Aggressive Model Portfolio
MainStay VP MacKay S&P 500 Index		Franklin Templeton Moderate Model Portfolio
MainStay VP Moderate Allocation		Franklin Templeton Moderately Conservative Model Portfolio
MainStay VP T. Rowe Price Equity Income		Franklin Templeton Conservative Model Portfolio
MainStay VP Wellington Growth		MFS® Investors Trust Series
MainStay VP Wellington U.S. Equity		MFS® Research Series
MainStay VP Winslow Large Cap Growth
Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Appendix 1B-1

Category C Funds
MainStay VP Candriam Emerging Markets Equity
MainStay VP CBRE Global Infrastructure
MainStay VP MacKay International Equity
MainStay VP Natural Resources
MainStay VP Small Cap Growth
MainStay VP Wellington Mid Cap
MainStay VP Wellington Small Cap
American Funds IS Global Small Capitalization Fund
American Funds IS New World Fund®
BNY Mellon IP Technology Growth Portfolio
Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Invesco V.I. International Growth Fund
Invesco V.I. Main Street Small Cap Fund®
Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio
MFS® International Intrinsic Value Portfolio
MFS® Mid Cap Value Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 3 - Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
Appendix 1B-2

Moderately Conservative		Conservative
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 1B-3

Appendix 1C
Model Portfolios,Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0(12–15 and 20–year Holding Period options)
Option 1 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 2 – Choose Your Own Investment Divisions
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market Fidelity® VIP Bond Index Portfolio		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Strategic Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Epoch U.S. Equity Yield
MainStay VP MacKay Convertible
MainStay VP MacKay S&P 500 Index
MainStay VP Wellington U.S. Equity
MainStay VP Winslow Large Cap Growth
American Funds IS Growth Fund
American Funds IS Washington Mutual Investors Fund

ClearBridge Variable Appreciation Portfolio
DWS Alternative Asset Allocation VIP
Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Growth Opportunities Portfolio
MFS® Investors Trust Series
MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%
Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Small Cap Growth MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap Columbia Variable Portfolio — Small Cap Value Delaware VIP® Small Cap Value Series		Fidelity® VIP Mid Cap Portfolio Invesco V.I. Main Street Small Cap Fund® Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio
Appendix 1C-1

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio	Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio
Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Natural Resources BNY Mellon IP Technology Growth Portfolio	Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio
Option 3 – Asset Allocation Funds:
Category D:
Minimum Allocation	100%
Category D Asset Allocation Funds
MainStay VP Balanced
MainStay VP Conservative Allocation
MainStay VP Income Builder
MainStay VP Janus Henderson Balanced
MainStay VP Moderate Allocation
American Funds IS Asset Allocation Fund
BlackRock® Global Allocation V.I. Fund
Fidelity® VIP Funds Manager® 60% Portfolio
Franklin Templeton Moderately Aggressive Model Portfolio
Franklin Templeton Moderate Model Portfolio
Franklin Templeton Moderately Conservative Model Portfolio
Franklin Templeton Conservative Model Portfolio

Option 4 – Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
Appendix 1C-2

Moderately Conservative		Conservative
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 1C-3

Appendix 1D
Model Portfolios,Investment Divisions and Asset Allocation Models available with IPR 4.0(10–year Holding Period option)
Option 1 – Franklin Templeton Model Portfolios
Moderate		Moderately Conservative
100%	Franklin Templeton Moderate Model Portfolio	100%	Franklin Templeton Moderately Conservative Model Portfolio
Conservative
100%	Franklin Templeton Conservative Model Portfolio
Option 2 – Choose Your Own Investment Divisions
Category A:
Minimum Allocation	40%
Maximum Allocation	100%
Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market Fidelity® VIP Bond Index Portfolio		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Strategic Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond
Category B:
Minimum Allocation	0%
Maximum Allocation	60%
Category B Funds
MainStay VP Epoch U.S. Equity Yield
MainStay VP MacKay Convertible
MainStay VP MacKay S&P 500 Index
MainStay VP Wellington U.S. Equity
MainStay VP Winslow Large Cap Growth
American Funds IS Growth Fund
American Funds IS Washington Mutual Investors Fund

ClearBridge Variable Appreciation Portfolio
DWS Alternative Asset Allocation VIP
Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Growth Opportunities Portfolio
MFS® Investors Trust Series
MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%
Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Small Cap Growth MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap Columbia Variable Portfolio — Small Cap Value Delaware VIP® Small Cap Value Series		Fidelity® VIP Mid Cap Portfolio Invesco V.I. Main Street Small Cap Fund® Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio
Appendix 1D-1

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio	Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio
Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Natural Resources BNY Mellon IP Technology Growth Portfolio	Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio
Option 3 – Asset Allocation Funds:
Category D:
Minimum Allocation	100%
Category D Asset Allocation Funds
MainStay VP Balanced
MainStay VP Conservative Allocation
MainStay VP Income Builder
MainStay VP Janus Henderson Balanced
MainStay VP Moderate Allocation
American Funds IS Asset Allocation Fund
BlackRock® Global Allocation V.I. Fund
Fidelity® VIP FundsManager® 60% Portfolio
Franklin Templeton Moderate Model Portfolio
Franklin Templeton Moderately Conservative Model Portfolio
Franklin Templeton Conservative Model Portfolio

Option 4 – Asset Allocation Models (subject to availability)
Moderate		Moderately Conservative
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP Bond
10%	DWS Alternative Asset Allocation VIP	10%	PIMCO VIT Total Return Portfolio
8%	MainStay VP Bond	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	9%	Fidelity® VIP Bond Index Portfolio
7%	Fidelity® VIP Bond Index Portfolio	8%	MainStay VP MacKay Government
7%	MainStay VP MacKay High Yield Corporate Bond	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP MacKay Government	6%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MFS® Investors Trust Series	5%	MainStay VP MacKay S&P 500 Index
5%	MFS® Research Series	5%	MFS® Investors Trust Series
5%	Fidelity® VIP Equity-Income PortfolioSM	5%	MFS® Research Series
5%	American Funds IS Washington Mutual Investors Fund	5%	Fidelity® VIP Equity-Income PortfolioSM
5%	MainStay VP Wellington Mid Cap	5%	American Funds IS Washington Mutual Investors Fund
5%	American Funds IS New World Fund®	5%	MainStay VP Wellington Mid Cap
5%	MFS® International Intrinsic Value Portfolio
Conservative
14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
12%	MainStay VP Bond
11%	PIMCO VIT Total Return Portfolio
10%	MainStay VP MacKay Government
10%	Fidelity® VIP Bond Index Portfolio
Appendix 1D-2

10%	DWS Alternative Asset Allocation VIP
7%	MainStay VP PIMCO Real Return
7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond
4%	BlackRock® High Yield V.I. Fund
4%	American Funds IS Washington Mutual Investors Fund
3%	MFS® Research Series
3%	MainStay VP Wellington Mid Cap
Appendix 1D-3

Appendix 2
FIR AVAILABILITY BY PLAN TYPE
(not available for applications signed on or after May 1, 2017)
Other types of plans may also be made available. Contact your registered representative for more information.
Non Qualified	Base Policy Issue Ages *	0–80
	FIR Availability **	0–80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	18–68½
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 72
	Latest FIR Purchase	Age 68½
Roth IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	20–80
	Earliest FIR Income Start Date	Age 59½
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non–Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
*
Base policy issue ages are based on owner(s) age
**
Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed
Appendix 2-1

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Your Right to Cancel (“Free Look”)
If you are age 60 or older at the time the policy
is issued, you may cancel the policy within
30 days from the date you received it and
receive a refund as follows:
(a) If you do not direct the premium
payment(s) be invested in the
Investment Divisions, we will return your
(i) policy charge and (ii) premium
payment(s), less any withdrawals.
(b)  If you direct the premium payment(s) be
invested in the Investment Divisions, we
will return your (i) policy charge and
(ii) Account Value, on the day we
receive your request, in Good Order,
less any withdrawals.

	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Ownership changes or assignment of the Investment Preservation Riders
An ownership change or assignment of the
policy does not terminate the Investment
Preservation Rider, the Investment
Preservation Rider 2.0, the Investment
Preservation Rider 3.0 or the Investment
Preservation Rider 4.0.

Florida	Your Right to Cancel (“Free Look”)	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Ownership changes or assignment of the Investment Preservation Riders
An ownership change or assignment of the
policy does not terminate the Investment
Preservation Rider, the Investment
Preservation Rider 2.0, Investment
Preservation Rider 3.0 or the Investment
Preservation Rider 4.0.

	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Appendix 3-1

State	Features/Benefits	State Variation
New Jersey	Civil Union Partner Endorsement
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:
(a) disbursed within five years of the
original Owner’s death; or
(b) placed under the Life Income –
Guaranteed Period Payment Option or
any other Income Payment option that is
available at that time, provided that
such payments are made over the life of
the Civil Union Partner or over a number
of years that is not more than the life
expectancy of the Civil Union Partner
(as determined for federal tax purposes)
at the time of the original Owner’s
death, and begin within one year after
the original Owner’s death.

New York	Nonforfeiture Value
Nonforfeiture Value—The Nonforfeiture Value
is equal to 100% of the Consideration(s)
allocated to the Fixed Account and/or to the
DCA Advantage Account accumulated at the
crediting rate (which shall be no less than the
Nonforfeiture Rate) since the Payment Date or
transfer date, minus any amounts withdrawn or
transferred from the Fixed Account and/or from
the DCA Advantage Account, with the
remaining amount accumulated at the crediting
rate since the date of withdrawal or transfer.

	Annual Death Benefit Reset (ADBR) Rider	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
Annual Death Benefit Reset (ADBR) Rider Charge
The ADBR rider charge will be deducted from
each Investment Division in proportion to its
percentage of the Variable Account Value of
the applicable quarter and will not reduce your
Adjusted Premium Payments.

Appendix 3-2

State	Features/Benefits	State Variation
Investment Preservation Riders
(a)  While a policy is in force we may not
suspend or discontinue your right to
reset the guaranteed amount.
(b) If you discontinue the rider we will not
charge a Rider Risk Charge
Adjustment.
(c) An ownership change or assignment of
the policy does not terminate the IPR,
IPR 2.0, IPR 3.0 or IPR 4.0.
(d) The IPR death benefit on the 20 year
Holding Period is 100% of the premium
payments made in the first Policy Year
(less proportional withdrawals) or, if
there is a reset, 100% of the
Accumulation Value as of the most
recent Rider Reset Effective Date (less
withdrawals made after such date.)
(e) The IPR 2.0, IPR 3.0 and IPR 4.0 Death
Benefit is not available.
(f) The name of the IPR, IPR 3.0 and IPR
4.0 is Guaranteed Minimum Account
Benefit. The name of the IPR 2.0 is
Guaranteed Minimum Account Benefit
2.0.

	Deduction of Charges relating to the Investment Preservation Riders	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.
Future Income Rider
(a) Total Future Income Purchases may not
be more than 25% of your
Accumulation Value in a given Policy
Year.
(b) The Future Income Payment amount
purchased will be no less than the
greater of: a) the amount that could be
purchased by applying the Future
Income Purchase to the Future Income
purchase rate guarantees in this Rider;
and b) the amount that could be
purchased by applying the Future
Income Purchase under any guaranteed
paid-up deferred annuity policy offered
by NYLIAC to the same class of
annuitants on the Future Income Start
Date.
(c) The name of the FIR is “Guaranteed
Paid-Up Deferred Annuity Benefit
Rider”.

Appendix 3-3

State	Features/Benefits	State Variation
Definition of Adjusted Premium Payment
The definition of “Adjusted Premium
Payment”—is the total dollar amount of
premium payments made under the policy and
allocated to the Investment Divisions of the
Separate Account reduced by any withdrawals
(including Future Income Purchases) and
applicable surrender charges in excess of any
gain in the policy.

	Your Right to Cancel (“Free Look”)	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	Automatic Asset Rebalancing (AAR)	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	Delay of Payments	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
Our Right to Cancel for policies with less than $20 per month of Accumulation Value
If we do not receive premium payments for a
period of three years, and the Accumulation
Value of your policy would provide Income
Payments of less than $20 per month on the
Annuity Commencement Date, we reserve the
right to terminate your policy.

Minimum Premium Payment for the Premium Credit
(a) You may qualify for the 4% Premium
Credit Rate even if your initial premium
payment is less than $500,000, if at the
time you purchase a New York Life
Premier Plus Variable Annuity II policy,
you also purchased additional policies
for this same product at the same time
and the aggregate initial premium paid
on all the policies is at least $1 0 million.
In order to aggregate premiums, you
must, before purchasing the policy,
inform your registered representative
that you have policies that can be
aggregated.
(b) We will not deduct from the death
benefit proceeds any Premium Credit
applied within 12 months immediately
preceding the date of death of the
Owner or Annuitant.

	Loans	Loans are not available for policies sold in New York.
North Dakota	Your Right to Cancel (“Free Look”)	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	E-Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Appendix 3-4

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Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/premier-ii. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product service Center, Madison Square Station, P.O. Box 922, New York, NY, 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000154613

Separate Account IV EDGAR contract identifier #C000154615

Statement of Additional Information
May 1, 2021
for
New York Life Premier Variable Annuity II
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity II Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity II Prospectus.

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
2

(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
Future Income Purchases
We will inform you of the following each time you submit a Future Income Purchase request:
1.
That amounts used to purchase deferred income payments are not liquid.
2.
That income payments are subject to the credit risk of NYLIAC’s general account.
3.
The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.
Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:
1.
The amount of future income purchased.
2.
The lack of liquidity of amounts used to make the Future Income Purchase.
3.
That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.
Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.
3

Additional information about risks (Non-Principal Risks)

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on
4

the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease
Annuity Payments (The INCOME PHASE)

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, youmay assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification. NYLIAC may not modify the policy without your consent except to make the policy meet therequirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy.
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Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
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Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records And Reports
NYLIAC maintains all records and accounts relating to the Separate Account. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
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Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—III:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
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PROSPECTUS Dated May 1, 2021
for
New York Life Premier Plus Variable Annuity
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in–force policies (except for the single premium version). The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59-1/2), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any material variations are disclosed in the prospectus or in APPENDIX 3 – State Variations.
NYLIAC offered an individual single premium version of the policies in some states. APPENDIX 1 of this Prospectus modifies the May 1, 2021 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency. Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 2A.
The Fixed Account is not available for policies issued in the State of New York.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. Credits under the contract may be recaptured upon Free Look, annuitization, and death.
NYLIAC will apply a Premium Credit to your premium payments. Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

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ii

Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.
ADBR— Annual Death Benefit Reset Rider.
Adjusted Death Benefit Premium Payments— The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.
Adjusted Death Benefit Premium Payment Proportional Withdrawal— An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.
Adjusted Premium Payment— The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy. The definition is different for policies issued in New York (see APPENDIX 3—State Variations for more information).
Allocation Options— The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account (including the DCA Advantage Account).
Annuitant— The person named on the Policy Data Page and whose life determines the Income Payments.
Annuity Commencement Date— The date, usually when you reach age 95, on which we are to make the first Income Payment under the policy. The maximum Annuity Commencement Date is the date you attain age 115.
Asset Allocation Category(ies)— A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model— A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code— The Internal Revenue Code of 1986, as amended.
Consideration— A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
Dollar Cost Averaging (DCA) Advantage Account Accumulation Value— The sum of premium payments, Premium Credits and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments, Premium Credits and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six–month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.
EBB— Enhanced Beneficiary Benefit.
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Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.
Fixed Account Accumulation Value— The sum of premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund– A mutual fund that has multiple series or Portfolios.
General Office— A New York Life field office.
GIPR/GIPR 2.0— Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Good Order— We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
IPP/IPP II— Investment Protection Plan or Investment Protection Plan II.
Life Income – Guaranteed Period Payment Option– The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year has expired.
M&E Charge— Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate— The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.
Nonforfeiture Value— The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer. The definition is different for policies issued in New York (see APPENDIX 3—State Variations for more information).
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Payment Date— The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.
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Payment Year(s)— With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios (Portfolios)— The mutual fund portfolios in which the corresponding Investment Divisions invest.
Premium Credit— An additional credit we will apply to your Accumulation Value at the you make premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”).
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Rider Reset––– Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.
Reset Value— If you purchase the Annual Death Benefit Rider (ADBR), on each Policy Anniversary, if your Accumulation Value is greater than your guaranteed death benefit on the previous Policy Anniversary, we will automatically reset the minimum value of your death benefit to equal your higher Accumulation Value. This new amount is the Reset Value. These resets will occur each year until the Owner (or annuitant if the Owner is not a natural person) is age 80 or 85, depending on when the policy was purchased.
Separate Account— NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit – The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value, less any outstanding loan balance and less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or (ii) the Adjusted Death Benefit Premium Payments.
Suitability Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.
Surrender Charge Free Amount – You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount.  We call this the Surrender Charge Free Amount. We will not assess a surrender charge on amounts you withdraw in any Policy Year that are the greatest of either:  (i) 10% of your Accumulation Value as of the last Policy Anniversary (10% of your premium payment if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals during the Policy Year; (ii)10% of your Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals you have already taken in that Policy Year; or (iii) your Accumulation Value less your accumulated premium payments.
Surrender Charge Period – The eight–year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.
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Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount within 8 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Payment Years declining to 0% over that eight-year period. For example, if you make an early withdrawal within the first two Payment Years, you could pay a surrender charge of up to
$8,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses

ANNUAL FEE
	Minimum	Maximum
Base contract[1]	1.65%	1.75%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%	0.85%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

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ANNUAL FEE
LOWEST ANNUAL COST: $1,845.93	HIGHEST ANNUAL COST $4,050.53

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 8 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Fixed Account and DCA Advantage Account) you choose.
•Each investment option has its own unique risks.
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Depositor, including that any obligations (under the Fixed Account and
DCA Advantage Account), as well as, guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS
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	RESTRICTIONS	Location in Prospectus
Investments
•We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment
Divisions, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
•Credits under the policy may be recaptured upon free look,
annuitization and death.
PRINCIPAL RISKS
Optional Benefits
•Certain optional benefits limit or restrict the investment options you may select under the policy. We may change these restrictions in the future.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time
BENEFITS AVAILABLE UNDER THE POLICIES
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•Premiums that are made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges
6

Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Premier Plus Variable Annuity is designed to assist individuals with their long–term retirement planning or other long–term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when you make premium payments to us, and
•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
•
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. Each Portfolio also has its own investment risks, including risk of loss of the amount invested. A list of Portfolios is provided in APPENDIX 2A: Portfolios Available Under the Policy;
•
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
•
a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain invested in your Allocation Options. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value–based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium–based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.
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The amount of Premium–based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium–based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium–based M&E Charge structure will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market.
Premium Credit. We will add a lump sum amount (Premium Credit) to your Accumulation Value at the time you make each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the rate schedule then in effect and will never be less than 2.00%. Premium Credits may be recaptured if you cancel your policy in accordance with its Free Look provision, or if we make a payment under the Standard Death Benefit. As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

       Total Accumulated Premiums              Credit Rate
           $499,999 or Less                                      3.00%
          $500,000 or greater                                    4.00%
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy. However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium–based M&E Charge policies. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Tax treatment. Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy (not available in New York).
Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greater of: (i) the Accumulation Value less any outstanding loan balanceand less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted), or (ii) the Adjusted Death Benefit Premium Payments (see “Definitions”). For an additional fee, you can also purchase optional riders at the time of application that provide additional death benefits under certain circumstances (the Enhanced Beneficiary Benefit Rider, the Enhanced Spousal Continuance Rider, and the Annual Death Benefit Reset (ADBR) Rider). Other riders may also include a death benefit. These riders may increase the amount of money payable to your designated beneficiaries upon your death. Generally, these riders were only available when you applied for your policy.
Optional benefits that occur during your lifetime. For an additional fee, certain investment protection riders were available at the time of application that protect your investment from a declining market, for a specified Holding Period (the Investment Protector Plan (IPP) Rider, the IPP II Rider, the Guaranteed Investment Protection Rider (GIPR), and the GIPR 2.0 Rider). If your policy offered the IPP Rider, it can be purchased at any time.
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit Rider and an Unemployment Benefit Rider (or a combined Living Needs Benefit/Unemployment Rider)
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with all policies. These benefits increase the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset reallocation).
Interest Sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy–related documents.
9

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8	9+
Surrender Charge	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

Other Transaction Charges	Guaranteed maximum charge	Current charge
Transfer Fee (charged for transfers in excess of 12 in a Policy Year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value Base Contract Charges[1]		Policies with Premium Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] (as an annualized percentage of daily Variable Accumulation Value)	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.65%	1.65%	1.75%	1.75%
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
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Optional Benefit Expenses
Investment Protection Plan Rider (Policies applied for before February 15, 2010)	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis).	1.00%	0.65%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.00%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after November 13, 2017	1.00%	0.80%

Investment Protection Plan Rider (Policies applied for on or after February 15, 2010)	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis).	1.25%	0.65%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.25%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset between November 13, 2017 and April 30,2019	1.25%	0.80%
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after May 1, 2019	1.25%	0.70%

All IPP Riders	Guaranteed Maximum Charge	Current Charge
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the IPP, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Investment Protection Plan Rider (IPP II) Riders	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPP II, deducted on a quarterly basis).	1.00%	0.65%
Annual Charge if you elected an IPP II Rider Reset between May 1, 2016 and November 12, 2017	1.50%	0.85%
Annual Charge if you elected an IPP II Rider Reset between November 13, 2017 and April 30,2019	1.50%	0.80%
Annual Charge if you elected an IPP II Rider Reset on or after May 1, 2019	1.50%	0.70%
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the IPP II, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

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Guaranteed Investment Protection (GIPR) Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the GIPR, deducted on a quarterly basis).	1.50%	0.65%
Annual Charge if you elected a GIPR Rider Reset between May 1, 2016 and November 12, 2017	1.50%	0.85%
Annual Charge if you elected a GIPR Rider Reset between November 13, 2017 and April 30,2019	1.50%	0.80%
Annual Charge if you elected a GIPR Rider Reset on or after May 1, 2019	1.50%	0.70%
Rider Risk Charge Adjustment (Cancellation Charge) (one-time charge for cancellation of the GIPR, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Guaranteed Investment Protection 2.0 (GIPR 2.0) Rider		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the GIPR 2.0, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.65%
	13 Year Holding Period	1.50%	0.50%
	14 Year Holding Period	1.50%	0.40%
	15 Year Holding Period	1.50%	0.30%
	20 Year Holding Period	1.50%	0.50%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset between May 1, 2016 and November 12, 2017	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset between November 13, 2017 and April 30, 2019	12 Year Holding Period	1.50%	0.80%
	13 Year Holding Period	1.50%	0.65%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
		Guaranteed Maximum Charge	Current Charge
Annual Charge if you elected a GIPR 2.0 Rider Reset on or after May 1, 2019	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
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		Guaranteed Maximum Charge	Current Charge
Rider Risk Charge Adjustment (Cancellation Charge) (one–time charge for cancellation of the GIPR 2.0; calculated as a percentage of the amount guaranteed)	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%

Annual Death Benefit Reset Rider (ADBR)	Guaranteed Maximum Charge	Current Charge
ADBR Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS–Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

IPP + ADBR Package	Guaranteed Maximum Combined Charge for the IPP + ADBR Package	Current Charge for the IPP Portion of the IPP + ADBR Package	Current Charge for the ADBR Portion of the IPP + ADBR Package
Annual Charge for Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR Package) (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year))	2.00%	0.65% (for riders applied for on or after February 15, 2010)	0.25%
		0.75% (for riders applied for prior to February 15, 2010)	0.25%
IPP II + ADBR Package	Guaranteed Maximum Combined Charge for the IPP II + ADBR Package	Current Charge for the IPP Portion of the IPP II + ADBR Package	Current Charge for the ADBR Portion of the IPP II + ADBR Package
13

Annual Charge for Investment Protection Plan II Rider /Annual Death Benefit Reset Rider Package (IPP + ADBR Package) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year))	2.00%	0.65%	0.25%

GIPR + ADBR Package	Guaranteed Maximum Combined Charge for the GIPR + ADBR Package	Current Charge for the GIPR Portion of the GIPR + ADBR Package	Current Charge for the ADBR Portion of the GIPR + ADBR Package
Annual charge for Guaranteed Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR Package) (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%	0.65%	0.25%

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GIPR 2.0 + ADBR Package		Guaranteed Maximum Combined Charge for the GIPR 2.0 + ADBR Package	Current Charge for the GIPR Portion of the GIPR 2.0 + ADBR Package	Current Charge for the ADBR Portion of the GIPR + ADBR Package
Annual charge for Guaranteed Investment Protection Plan Rider 2.0/Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR Package) (calculated as the sum of (1) the Guaranteed Investment Protection Rider 2.0 Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider 2.0; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year)).	12 Year Holding Period	2.00%	0.65%	0.25%
	13 Year Holding Period	2.00%	0.55%	0.25%
	14 Year Holding Period	2.00%	0.50%	0.25%
	15 Year Holding Period	2.00%	0.40%	0.25%
	20 Year Holding Period	2.00%	0.50%	0.25%

Enhanced Beneficiary Benefit Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge for Enhanced Beneficiary Benefit Rider (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%	0.30%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2A.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b–1) fees, and other expenses as of December 31, 2020.[1]
Before fee waivers and expense reimbursements	0.37%	1.87%
After fee waivers and expense reimbursements[2]	0.28%	1.44%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2020.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Portfolio company.
15

EXAMPLES
These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,451.10	$22,044.97	$30,734.46	$52,428.51
If you annuitize at the end of the applicable time period:	$12,451.10	$15,799.99	$26,300.83	$52,428.51
If you do not surrender your policy:	$5,272.93	$15,799.99	$26,300.83	$52,428.51
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Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/premierplus. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request to PremierPlusProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Liquidity Risk. This policy is not designed for short–term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to seven years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy. For example:
•
the investment protection riders require that you hold the policy for a certain number of years. If you surrender your policy before the Holding Period is over, you will not receive a benefit under the rider. The benefit provided by your particular investment protection rider will be reduced proportionally by any withdrawals you make during the Holding Period. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. In addition, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account, or you will be limited in the amount you can allocate to the Investment Divisions (based on certain thresholds for Asset Allocation Categories).
•
the Living Needs Benefit and Unemployment Riders only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.
•
the Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy.
Investment Restrictions. There are restrictions that may limit the investments that you may choose if you choose one of the investment protection riders. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Investment Divisions had you not been subject to any investment restrictions.
We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.
In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
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Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
Increased administrative and Fund brokerage expenses; and/or
•
Dilution of the interests of long–term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium–based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium–based M&E Charge structure will benefit the policyowner because the premium–based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium–based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
Optional Benefits. You may never need or use certain features provided by the policy. In that case, you may pay for a feature for which you never realize any benefits.
Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the policy. Alternatively, you may not live long enough to receive enough benefit from the investment protection riders or the ADBR to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the policy from the investment protection riders or the ADBR.
The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the policy or by one of the policy’s optional benefits available for an additional charge.
Certain benefits may limit withdrawals or other rights under the policy. If your policy includes one of the investment protection riders or the ADBR, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. As noted above, if your policy includes one of the investment protection riders it will be subject to investment restrictions which may limit your investment returns under the policy.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the
18

current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1–800–598–2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber–attack, or current or future outbreaks of infectious diseases, viruses (including COVID–19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI ”ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risk)” for more information.)
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Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life P.O. Box 130539 Dallas, TX 75313–0539	New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Suitability Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and Loan Repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e–mailing your registered representative, may be made online. For Internet–based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become
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unavailable. E–mail inquiries that are non–transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non–Business Day, will be priced as of the next Business Day.
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NYLIAC And The Separate Account

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims–paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Account
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 2A of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other
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services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b–1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios, along with their respective type, investment adviser (and any sub–adviser(s)), current expenses, and performance are listed in APPENDIX 2A. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/premierplus. You can also request this information at no cost by calling the VPSC at 1–800–598–2019 or by sending an email with your name and mailing address to PremierPlusProspectus@newyorklife.com. The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS–Automatic Asset Reallocation” for more information.) If you purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.
In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
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Rebalancing can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third–party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc.. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low– and moderate–risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non–proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector–specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
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NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master–feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So–called “alternative” investment strategies may also be used by certain portfolios, which may involve non–traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi–annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios or an available Asset Allocation Model for your initial premium, you should monitor and periodically re–evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.
The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third–party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
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LMPFA’s affiliated subadviser, QS Investors, LLC ("QS") selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b–1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT–The Portfolios” for more information about these payments.)
These payments are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.
Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open–end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in
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our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.
In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
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The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in APPENDIX 1 of this Prospectus.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. (Ownership changes are not permitted for Inherited IRA policies).
The current policyowner of a Non–Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different Surrender Charge Period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a Surrender Charge Period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a Surrender Charge Period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a
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policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non–Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. Non–Qualified Policies provide for retirement income other than through a tax–qualified plan. Qualified Policies are for use with any one of the tax–qualified plans listed below.
(1)
TSAs purchased by employees of certain tax–exempt organizations and certain state–supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations”). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
•
A Standard Death Benefit, as explained in this Prospectus.
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The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
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A Fixed Account (if available) that features a guaranteed fixed interest rate.
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An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
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The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.
Policy Application and Premium Payments
We have discontinued sales of new policies, but we still accept new premium payments for in–force policies. To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days
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after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account (if available). If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.
Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non–Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.
Acceptance of subsequent premium payments is subject to our Suitability Standards.
Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits and any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.
We will credit amounts that you allocate (and any Premium Credit or Breakpoint Credits thereon) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value–based M&E
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Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value–based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax–Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax–free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax–free transaction for a long–term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
•
you might have to pay a withdrawal charge on your previous policy or contract,
•
there will be a new withdrawal charge period for this policy,
•
other charges under this policy may be higher (or lower),
•
the benefits may be different,
•
you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
•
access to your cash value following a partial exchange may be subject to tax–related limitations.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Premium Credit
We will apply a Premium Credit to your Accumulation Value at the time you make each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment (for single premium policies, “Premium Credit” is modified in APPENDIX 1 of this Prospectus).
As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:
Total Accumulated Premiums	Credit Rate
$499,999 or less	3.00%
$500,000 or greater*	4.00%
*
Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “THE POLICIES – Policy Application and Premium Payments.”)
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You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity policy at the same time and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.
With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.
We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “THE POLICIES – Your Right to Cancel (“Free Look”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement.”)
Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this Prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.
Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “THE POLICIES – Selecting the Variable Annuity That’s Right for You.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.
There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity is less advantageous than the purchase of another NYLIAC variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the Surrender Charge Period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.
Your Right to Cancel (“Free Look”)
The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, you will receive back your Accumulation Value, calculated as of the Business Day we receive your written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy. See APPENDIX 3 — State Variations for more information about free look provisions in California, Florida, New York and North Dakota.
If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges (but less any Premium Credit(s)).
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Issue Ages
To purchase a Non–Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than 75.
For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0–75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if your M&E Charges are based on premium payments. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).
•
submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
•
speak to a Customer Service Representative at 800–598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
•
make your request through www.newyorklife.com.
We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
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Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf;
•
restrict the method of making a transfer;
•
charge you for any redemption fee imposed by an underlying fund; or
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60–day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60–day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
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(1)
The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of a Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the Portfolios’ ability to apply their respective trading policies and procedures. In addition, if a Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long–term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time–zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com
The online service at www.newyorklife.com enables you to sign–up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com you can get up–to–date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES–Limits on Transfers”).
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In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non–Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
•
e–mail your registered representative or VPSC;
•
obtain current policy values;
•
transfer assets between Investment Divisions;
•
request partial withdrawals;
•
change the allocation of future premium payments;
•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
establish a new or modify an existing Automatic Asset Reallocation arrangement;
•
change your phone number or e–mail address;
•
view and update beneficiary information;
•
update your Client Profile; and
•
enroll in electronic delivery of select policy materials.
We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Third Party and Registered Representative Actions
You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
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You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically–transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES –– Transfers" or "DISTRIBUTIONS UNDER THE POLICY –– Surrenders and Withdrawals –– Partial Withdrawals". We do not currently accept faxed or e–mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus or an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolio’s annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive these reports, and any other communications from NYLIAC, electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records And Reports
NYLIAC will mail to you at your last known address of record, at least semi–annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre–authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre–authorized deductions to which we agree, a summary of these policy
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transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com, or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1–800–598–2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in an Eligible Portfolio or to fairly determine the value of the assets of an Eligible Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
38

(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.
3.
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest–bearing account and held in that account until we receive instructions from the appropriate federal regulator.
39

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greater of: (i) your
Accumulation Value, less any
outstanding loan balance;
less any Premium Credits
applied within the 12 months
immediately preceding death
or (ii) the Adjusted Death
Benefit Premium Payments.
		No additional charge	•Withdrawals could significantly reduce the benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.	Maximum Charge: 1.00% (as an annualized percentage of the Reset Value as of the last Policy Anniversary)
•Available only at the time of
application.
•Resets will continue on
Reset Anniversaries until
the Owner (or Annuitant if
the Owner is not a natural
person) is age 80.
•Resets will terminate after:
•the owner’s death (if the
owner is a natural person),
•the death of any grantor
(for grantor trust owned
policies), or
•the death of the Annuitant
(if the owner is not a
natural person or a grantor
trust).
•In certain jurisdictions, an
ownership change or
assignment will terminate
the rider.
•Withdrawals could
significantly reduce the
benefit.
•You cannot cancel the rider
without surrendering the
policy.
Premium Credits applied in

40

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
the 12 months immediately preceding the date of death are not included in the benefit or Reset Value.
Enhanced Beneficiary Benefit (EBB) Rider
Pays an additional death
benefit amount to your
beneficiary(ies) if you die
before the Annuity
Commencement Date. The
additional amount is a
percentage of any gain in the
policy when the death benefit
is calculated. The percentage
is 50% for an owner age 70
or younger at the date of
issue; and 25% where the
owner is age 71 to 75.
Maximum Charge: 1.00% (as an annualized percentage of the Accumulation Value, deducted on a quarterly basis).
•Withdrawals could
significantly reduce the
benefit.
•No benefit is paid if:
•There is no gain; or
•The policy’s Accumulation
Value is less than your
premium payments made
and not previously
withdrawn; or
•The rider has ended or
terminated.

Enhanced Spousal Continuance Rider
Upon your death prior to the
Annuity Commencement,
allows your spouse to
continue the policy as the
new owner, with a step–up in
the Accumulation Value to
the Standard Death Benefit
Amount plus if applicable
any EBB provided by the
EBB Rider.
No additional charge.
•Only included if the EBB
Rider is elected.
•Not available with 403(b)
(TSA) policies.
•Terminates if you
surrender the policy, if
Income Payments begin, if
it has been exercised, or if
you transfer ownership to
someone other than your
spouse.
•Cannot be cancelled
without surrendering your
policy.

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan (“IPP”) Rider (Only available with polices purchased before July 16, 2012)
Protects your investment
against loss after a ten (10)
year Holding Period. Gives
you a one–time option to
surrender your policy and
receive the greater of your
Accumulation Value or the
guaranteed amount.

You may request to reset the
guaranteed amount under
certain circumstances, if your
investments increase in

Maximum Current: 1.00%
(for riders applied for before
February 15, 2010);

1.25% (for riders applied for
before February 15, 2010);

(as an annualized
percentage of the
guaranteed amount,
deducted quarterly).

•Restricts the availability of
certain investment options
if you select this rider On
or after February 15, 2010.
•Provides no benefit if you
surrender the policy before
the end of the ten–year
holding period.
•A Rider Reset starts a new
ten–year holding period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider

41

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	value.	Maximum Rider Risk Charge Adjustment (cancellation charge): 2.00% (one time charge, calculated as a percentage of the guaranteed amount).
Reset.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider
(Rider Risk Charge
Adjustment).
•You must surrender the
policy to receive the
benefit.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan II (“IPP II”) Rider (Only available with polices purchased before May 1, 2013)
Protects your investment
against loss after a twelve
(12) year Holding Period.
Gives you a one–time option
for an adjustment to your
Accumulation Value (to
increase it to the guaranteed
amount, if greater, on the
12th policy anniversary

You may request to reset the
guaranteed amount under
certain circumstances, if your
investments increase in
value.

Maximum Charge: 1.50%

(as an annualized
percentage of the
guaranteed amount).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

•Available only at the time of
application.
•Restricts the availability of
certain investment options
•Provides no benefit if you
surrender the policy before
the end of the twelve
(12) year Holding Period.
•A Rider Reset starts a new
twelve-year Holding Period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider
Reset.
•You should not select this
rider unless you intend to
keep the policy for at least
12 years.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider
(Rider Risk Charge
Adjustment).

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed	Protects your investment	Maximum Charge: 1.50%	•Restricts the availability of
42

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection (“GIPR”) Rider (Only available with polices purchased before May 1, 2014)
against loss after a twelve
(12) year Holding Period.
Gives you a one–time option
for an adjustment to your
Accumulation Value (to
increase it to the guaranteed
amount, if greater, on the
12th policy anniversary

You may request to reset the
guaranteed amount under
certain circumstances, if your
investments increase in
value.

(as an annualized
percentage of the
guaranteed amount,
deducted quarterly).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

certain investment options
•Provides no benefit if you
surrender the policy before
the end of the twelve
(12) year Holding Period.
•A Rider Reset starts a new
twelve-year Holding Period.
•We can suspend or
discontinue the ability to
reset.
•You should not select this
rider unless you intend to
keep the policy for at least
12 years.
•Withdrawals could
significantly reduce the
benefit (possibly by more
than the amount
withdrawn).
•There is a one–time charge
for cancellation of the rider
(Rider Risk Charge
Adjustment).
•An ownership change or
assignment will terminate
the benefit (except in
California, Florida and New
York).
•Can only be purchased at
policy issue.

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) (Only available with polices purchased on or after May 1, 2014)
Protects your investment
from loss for a specified
holding period. If, after a
specified holding period, your
Accumulation Value is less
than the amount guaranteed,
we will make a one-time
increase to your
Accumulation Value to make
it equal to the guaranteed
amount.

You may request to reset the
guaranteed amount (a GIPR
2.0 Reset) under certain
circumstances.

Maximum Charge for all
Holding Periods: 1.50%

(as an annualized
percentage of the
guaranteed amount,
deducted quarterly).

Maximum Rider Risk Charge
Adjustment (cancellation
charge): 2.00% (one time
charge, calculated as a
percentage of the
guaranteed amount).

•Available only at the time of
application.
•Restricts the availability of
certain investment options
•Provides no benefit if you
surrender the policy before
the end of the Holding
Period.
•A Rider Reset starts a new
Holding Period. New
annual charges may apply
after you elect a Rider Rest
•We can suspend or
discontinue the ability to
reset.
•You should not select this

43

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

If the policyowner dies within
two Policy Years of the last
day of the GIPR 2.0 Rider
term then in effect, the death
benefit will equal the
guaranteed amount for that
Rider term, if that
guaranteed amount is higher
than the Standard Death
Benefit on the date of death.

rider unless you intend to
keep the policy for at least
as long as the Holding
Period you selected.
•Withdrawals could
significantly reduce or
terminate the benefit
(possibly by more than the
amount greater than the
amount withdrawn
withdrawn).
•We apply a one-time
charge if you cancel the
rider (Rider Risk Charge
Adjustment).
•An ownership change or
assignment will terminate
the benefit (except in
California, Florida and New
York).

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness;
(iii) disability; or
(iv) unemployment.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply to withdrawals after
the Owner’s 66th birthday.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required for
unemployment benefit.

Living Needs Benefit Rider	Increases the amount that can be withdrawn from your policy without a surrender	None	•Policy must have been in force for at least one year and have a minimum
44

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
charge if the Owner experiences certain “qualifying events” such as: (i) confinement to a health care facility for 60 consecutive days; (ii) terminal illness; or (iii) disability.
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply if the Annuitant
collects Social Security
retirement benefits.
•Not available if any Owner
has attained age 86 on the
Policy Date.

Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge to 50% of the Accumulation Value if the Owner becomes unemployed.	None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Unemployment must be for
at least 60 consecutive
days.
•A determination letter from
your state’s Department of
Labor is required.

Breakpoint Credit Rider	Applies a credit, called a Breakpoint Credit, to the portion of a premium payment that exceeds $1,000,000.	None	•Available only for policies purchased before July 1, 2013. •Credit applied at the time of premium payment.
Automatic Asset Reallocation	Automatically rebalances your Variable Accumulation Value (either quarterly, semi–annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None
•Cannot be used with the
traditional Dollar Cost
Averaging option.
•You must have a minimum
Accumulation Value of
$2,500 to elect Automatic
Asset Reallocation, and a
minimum of $2,500 to
continue it as scheduled.

Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Reallocation option, or with
an investment protection
rider.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,

45

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
and a minimum of $2,000 to continue as scheduled.
The DCA Advantage Account
Allows you to set up
automatic dollar cost
averaging using the DCA
Advantage Account when an
initial premium payment or a
subsequent premium
payment is made. The DCA
Advantage Account transfers
amounts automatically to the
Investment Divisions you
choose in six monthly
increments and pays you
interest on amounts
remaining in the DCA
Advantage Account.
None
•DCA Advantage Account
duration may not extend
beyond the Annuity
Commencement Date.
•You may not have more
than one DCA Advantage
Account open at the same
time.
•You must allocate a
minimum of $5,000 to the
DCA Advantage Account.
•You cannot make transfers
into the DCA Advantage
Account from any
Allocation Option.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi–annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

46

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greater of:
(a)
the Accumulation Value, less any outstanding loan balanceand any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or
(b)
the Adjusted Death Benefit Premium Payments.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received due proof of death. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.
We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 – State Variations”.
We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
Annual Death Benefit Reset (ADBR) Rider
You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New
47

Jersey. If you purchased the ADBR and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:
(a)
the Accumulation Value, less any (outstanding loan balance and any) Premium Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law);
(b)
the Adjusted Death Benefit Premium Payments; or
(c)
the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve months immediately preceding death and (ii) any proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary. (Deduction of Premium Credits is not permitted in certain states; contact your registered representative for more information.); or
(d)
any death benefit available under any other rider attached to the Policy.
We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary plus any Premium Payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary
If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal continuation option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.
An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $8,000 (based on Premium Credit Rates at the time of application) is applied to this payment
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)
48

(8)
the Death Benefit is the greatest of:
a)
the Accumulation Value
$225,000
b)
the Adjusted Death Benefit Premium Payments
= $187,500
c)
the “Reset Value,” which is the greatest of:
1.
the Accumulation Value
$225,000
2.
the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less ADBR Proportional Withdrawals since the prior Reset Anniversary.
= $234,375
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earliest of the following:
1)
the Annuity Commencement Date,
2)
the date you surrender the policy, or
3)
the date we terminate the policy.
Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.
You cannot cancel this Rider without surrendering your policy.
Enhanced Beneficiary Benefit Rider
The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application. The EBB Rider was not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider was available on Non–Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.
While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)
The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:
Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%
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When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.
The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.
The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.
There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.
Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:
1.
The rider is elected at the time of application;
2.
You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);
3.
A withdrawal of $20,000 is made in the fourth Policy Year;
4.
Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);
5.
If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and
6.
The Enhanced Beneficiary Benefit Rider percentage equals 50%.
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First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):
Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000
Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):
Adjusted Premium Payments = $200,000 – $16,000 = $184,000
Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):
Gain = $250,000 – $184,000 = $66,000
Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):
Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000
In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.
Enhanced Spousal Continuance Rider
If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax–sheltered annuities.
Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).
The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.
Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.
Example:
Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus and EBB provided under the EBB Rider.
Investment Protection Plan Rider
The Investment Protection Plan Rider ("IPP") is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit
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Expenses—Investment Protection Plan Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). The IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
IPP may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period of 10 years.
Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.
The amount that is guaranteed under the rider will depend on when you select or reset it:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment and Premium Credit thereon plus any additional premium payments and Premium Credits thereon we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.
(ii)
While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date the VPSC receives your application for the rider, in Good Order, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
(iii)
Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non–qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge)”.) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.
In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.
If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in–force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are listed in APPENDIX 2B to this Prospectus.
You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on
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any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59-½.
You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30–day period, you still have the right to discontinue the rider. However, if you do we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) The cancellation of the rider after the 30–day period will be effective as of the date the VPSC receives your cancellation request.
This rider is available on all Non–Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account when the rider is selected.
This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.
Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
the rider is selected at the time of application;
(2)
an initial premium payment of $100,000 is made;
(3)
a Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;
(4)
no additional premium payments are made;
(5)
a withdrawal of $20,000 is made in the eighth Policy Year;
(6)
the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.
The guaranteed amount at time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
IPP Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $78,000 even though the Accumulation Value has decreased to $50,000.
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Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package
If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. (See “CHARGES AND DEDUCTIONS — Optional Benefit Expenses — Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.)
Investment Protection Plan II Rider
The Investment Protection Plan II Rider (“IPP II”) can only be purchased at the time of application. If you purchased IPP II, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th Policy Anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th Policy Anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDCUTIONS—Optional Benefit Expenses—Investment Protection Plan II Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.
The amount that is guaranteed under IPP II is as follows:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.
(ii)
Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan II Rider Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) In addition, upon reset, your allocation restrictions may change. Typically, you would request a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.
You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not
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available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are listed in APPENDIX 2B to this Prospectus.
The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.
With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30–day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) The cancellation of IPP II after the 30–day period will be effective as of the date VPSC receives your cancellation request.
IPP II is available with all Non–Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.
IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.
Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
IPP II is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.
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The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
IPP II Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.
Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package
If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. (See “CHARGES AND DEDUCTIONS — Optional Benefit Expenses — Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge” for more details.)
Guaranteed Investment Protection Rider
The Guaranteed Investment Protection Rider (“GIPR”) can only be purchased at the time of application. If you purchased GIPR, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th Policy Anniversary of the effective date of GIPR (or the 12th Policy Anniversary of any reset of GIPR). GIPR will end on the 12th Policy Anniversary of the rider effective date (or the 12th Policy Anniversary of the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro–rata basis on each policy quarter. (See “CHARGES AND EXPENSES—Optional Benefit Expenses—GIPR”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.
The amount that is guaranteed under GIPR is as follows:
(i)
At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.
(ii)
Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider Charge” and “CHARGES AND DEDUCTIONS—Optional
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Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) In addition, upon reset, your allocation restrictions may change. Typically, you would request a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.
You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2C. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in APPENDIX 2C.
The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.
With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30–day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro–rata basis and we will not refund any GIPR charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of GIPR after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.
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GIPR is available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.
GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.
Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.
Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.
We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
GIPR is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.
The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
GIPR Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.
Guaranteed Investment Protection Rider 2.0
The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be purchased at the time of application. GIPR 2.0 allows you to choose among 5 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.
GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we
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will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro–rata basis on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider 2.0 Charge.”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.
Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.
The amount that is guaranteed under GIPR 2.0 is as follows:
(i)
At the time of application for 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.
(ii)
At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments, and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.
(iii)
For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.
(iv)
Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):
You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 12–15 year terms) or 150% of the Accumulation Value (for the 20 year term), on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Guaranteed Investment Protection Rider 2.0 Charge” and “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one–time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.
If you purchase GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2C.
You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.
If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified
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thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against down market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in APPENDIX 2C.
If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one–time adjustment to your Accumulation Value. We will also inform you of your options if such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59-1⁄2.
You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro–rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of GIPR 2.0 after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.
GIPR 2.0 is available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20–year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.
GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (12–15 or 20 years).
In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment
Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.
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Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.
We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:
(1)
GIPR 2.0 with a 12, 13, 14, or 15 year term is selected at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.
The guaranteed amount when we issued the policy was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.
GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000
To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000.
On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $28,000.
If you had chosen the 20–year term, the guaranteed amount would have been $117,000 (150% of $78,000), and the one-time adjustment would be $67,000.
After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.
GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20–year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.
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Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package
If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. (See “CHARGES AND DEDUCTIONS — Optional Benefit Expenses — Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge” for more details.)
Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility: a state licensed/certified nursing home/assisted living facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
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Living Needs Benefit Rider
If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59½, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at the VPSC. There is no additional charge for this rider.
Unemployment Benefit Rider
For all Non–Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59½, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at the VPSC. There is no additional charge for this rider.
For example, if the Owner becomes unemployed in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000, and on any subsequent withdrawals.
Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)
Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.
The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.
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As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:
Breakpoint Credit Rate Schedule
Eligible Premium Payment(s)
That exceed(s)	Up to and including	Breakpoint Credit Rate
$1,000,000*	$2,500,000	1.00%
$2,500,000	$5,000,000	1.50%
$5,000,000	$10,000,000	2.00%
$10,000,000	unlimited	2.50%
*
Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.
The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.
Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.
Example:
(1)
You elected the Breakpoint Credit Rider when you purchased the policy;
(2)
You made a premium payment of $1,250,000;
(3)
You are eligible for a Breakpoint Credit of 1% of $250,000 or $2,500;
(4)
We apply 1,252,500 to your Allocation Options;
The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.
Automatic Asset Reallocation
This optional benefit, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre–set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi–annual or annual policy anniversary.
To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or use any other method we make available. The VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may
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modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus.
The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order to the VPSC or contact us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
Dollar Cost Averaging Programs
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either the Dollar Cost Averaging programs.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:
Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
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In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four–month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Traditional Dollar Cost Averaging (not available with the IPP, IPP II, GIPR and GIPR 2.0 Riders)
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.
The DCA Advantage Account
This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity
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Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.
You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6–month term will end on December 31, 2021 and you make a subsequent premium payment to the 6–month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6–month DCA Advantage Account already opened and transfer the entire value of the 6–month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6–month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re–activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.
You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.
You cannot make transfers into the DCA Advantage Account from any Allocation Option.
Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi–annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are
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scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.
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Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.
The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:
Amount of Surrender Charge
Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%
In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.
(b)
if NYLIAC cancels the policy;
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(c)
when we pay proceeds upon the death of the policyowner;
(d)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(e)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);
(f)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
(g)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;
and
(h)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
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The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.
Administrative Expense - Policy Service Charge
We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $$100,000 or more of Accumulation Value on a given Policy Anniversary.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.
Optional Benefit Expenses
Investment Protection Plan Rider Charge
The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
For IPP Riders selected before February 15, 2010, the current annual charge if you choose to reset your IPP Rider is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).
For IPP Riders selected on or after February 15, 2010, the current charge and the charge if you elect to reset your IPP Rider is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.
If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
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Investment Protection Plan II Rider Charge
IPP II was available as an option under the policy at the time of application, but is no longer available. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
If you choose to reset your IPP II Rider, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Guaranteed Investment Protection Rider Charge
GIPR was available as an option under the policy at the time of application, but is no longer available. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro–rata basis on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.
If you choose to reset your GIPR Rider, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).
If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
Guaranteed Investment Protection Rider 2.0 Charge
GIPR 2.0 was available as an option under the policy at the time of application, but is no longer available. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro–rata basis on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the term you choose. We may set a lower charge at our sole discretion.
For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.025% per quarter), depending on the term you choose.
If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.
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Investment Protection Plan Riders Risk Charge Adjustment (Cancellation Charge)
If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one–time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request in Good order. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.
We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20–year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.
If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.
Enhanced Beneficiary Benefit Rider Charge
If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.
The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:
Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
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Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP rider reset charge is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge
If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge
If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 term you choose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2A.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a–7 or 22c–2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
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Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $25,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
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Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
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It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro–rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.
You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distribution Option
As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70½ to 72. This change only applies if you attain age 70½ on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70½ if the policyowner attained age 70½ prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.
The Coronavirus Aid, Relief and Economics Security Act (the “CARES Act”) waives the required minimum distribution rules for calendar year 2020 for IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Our Right to Cancel
If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our
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intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in APPENDIX 1 of this Prospectus. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Loans are not available for policies with an investment protection rider or for TSA plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available in New York. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Advantage Account, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Advantage Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division and DCA Advantage Account. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed
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Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit.  A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we
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deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
CARES Act
The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions on connection with your policy.
Annuity Payments (The INCOME PHASE)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page, but is usually the date you attain age 95. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may
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not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)
It is important to note that partial annuitizations will reduce the Guaranteed Amount and Standard Death Benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
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The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, , any Premium Credit, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
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For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).
The DCA Advantage Account

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.
NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re–activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.
Premium Credits and Breakpoint Credits will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. A Non–Qualified Policy can provide for retirement income other than through a tax–qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax
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consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non–Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non–Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.
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In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID–19, please consult a tax adviser.
All non–qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax–qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax–free transaction for another annuity contract or a long–term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax–free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180–day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax–free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long–term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long–term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180–day rule described above to partial exchanges of an annuity contract for a long–term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
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Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax–free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90–24 previously applicable to such transfers and exchanges (a “90–24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re–transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information–sharing agreement with the employer.
In general, certain contracts originally established by a 90–24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state–defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
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(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer–sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax–deferred basis.
(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non–Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non–Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Inherited IRAs.
This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non–spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.
Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
(e) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost–of–living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch–up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost–of–living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non–elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
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The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker–dealer. The firm is an indirect wholly–owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker– dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset–based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker–dealer.
The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $3,210,374, $3,014,064, and $2,972,667, respectively.
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New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life–sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve–month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub–classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi–annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account's statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
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Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Prospectus Dated May 1, 2021
NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This APPENDIX modifies the May 1, 2021 Prospectus for the policies that describe the single premium version of the policies.
All capitalized terms have the same meaning as those in the Prospectus.
The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.
Accordingly, for single premium policies, the prospectus is amended in the following respects:
I. SINGLE PREMIUM ONLY
When reading this APPENDIX together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.
Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”
II. MAINTENANCE OF POLICY VALUE
Replace the paragraph under “DISTRIBUTIONS UNDER THE POLICY—Our Right to Cancel” with the following:
If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Appendix 1-1

Appendix 2A
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/premierplus . You can also request this information at no cost by calling the VPSC at 800–598–2019 or by sending an email request with you name and mailing address to PremierPlusProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
If you purchased an investment protection rider, you may not be able to invest in certain Portfolios. If you have purchased the Investment Protection Plan (IPP) after February 15, 2010 or Investment Protection Plan II (IPP II), your available allocation options are listed in APPENDIX B below. If you have purchased the Guaranteed Investment Protection Rider (GIPR) or Guaranteed Investment Protection Rider 2.0 (GIPR 2.0), your available allocation options are listed in APPENDIX C below.
Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)/ Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.93%	7.69%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: New York Life Investors	0.78%	7.67%	4.36%	3.63%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class* Adviser: New York Life Investments / Subadviser: Candriam Belgium	1.44%	25.40%	12.49%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	(13.03)%	(1.84)%	N/A
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.79%	10.01%	6.64%	6.07%
Appendix2A-1

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	(0.22)%	7.67%	8.31%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.99%	14.74%	10.25%	9.17%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.92%	(0.63)%	9.34%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.90%	2.20%	4.33%	3.52%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.96%	12.65%	9.06%	8.30%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shield LLC (“MacKay”)	0.88%	7.71%	7.98%	7.92%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	1.21%	5.14%	0.97%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Capital Management LLC (“Janus”)	0.83%	14.03%	11.55%	N/A
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.86%	35.70%	15.08%	10.71%
Appendix2A-2

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	4.70%	2.42%	2.32%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	5.14%	7.60%	6.25%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.21%	20.54%	10.68%	6.95%
Large Cap Equity	MainStay VP MacKay S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.37%	17.95%	14.69%	13.32%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.93%	5.86%	4.55%	N/A
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.86%	11.29%	7.87%	7.23%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	1.03%	11.50%	5.00%	N/A
Appendix2A-3

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.10%	40.13%	16.49%	12.41%
Large Cap Equity	MainStay VP T. Rowe Price Equity Income — Service Class* Adviser: New York Life Investments / Subadviser: T. Rowe Price Associates, Inc.	1.01%	0.71%	9.53%	N/A
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investment Management LLC / Subadviser: NYL Investors	0.28%	0.24%	0.77%	0.39%
Investment Grade Bond	MainStay VP Wellington Growth — Service Class* Adviser: New York Life Investments / Subadviser: Wellington	0.98%	31.97%	16.32%	12.75%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	11.00%	9.50%	10.75%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	9.95%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	15.26%	12.69%	12.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, Inc.	1.00%	36.81%	19.39%	15.79%
Appendix2A-4

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	12.16%	10.31%	9.68%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.24%	29.39%	14.15%	9.17%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.86%	51.71%	22.44%	16.57%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.09%	23.29%	13.05%	6.28%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.77%	8.47%	10.58%	10.68%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC	1.01%	20.79%	9.17%	6.61%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock Advisors, LLC / Subadviser: BlackRock International Limited	0.82%	7.01%	7.60%	6.31%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc	1.03%	69.57%	25.58%	17.35%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.99%	14.48%	13.67%	N/A
Appendix2A-5

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2** Adviser: Columbia Management Investment Advisers, LLC / Subadviser: Threadneedle International Limited	0.95%	(1.55)%	0.80%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	0.99%	7.16%	6.66%	N/A
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.25%	8.59%	10.22%	8.19%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.08%	(2.18)%	8.74%	8.38%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.18%	5.32%	4.17%	2.36%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management and Research Company (“FMR”) / Subadvisers: Other investment advisers	0.37%	7.26%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	30.23%	15.90%	13.23%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.17%	30.88%	15.94%	5.87%
Appendix2A-6

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.78%	6.44%	10.41%	9.89%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR / Subadvisers: Other investment advisers	0.72%	15.12%	9.73%	8.12%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	68.21%	28.91%	21.53%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	21.28%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.42%	10.34%	N/A	N/A
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.87%	17.87%	10.79%	9.22%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.03%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Appendix2A-7

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
International/Global Equity	Invesco V.I. International Growth Fund® — Series II Shares Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund — Series II Shares Adviser: Invesco Advisers, Inc.	1.05%	19.63%	12.59%	11.85%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus	0.97%	19.18%	17.92%	14.97%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus	1.09%	19.76%	13.06%	9.81%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.15%	20.21%	12.42%	10.87%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.04%	13.60%	13.38%	12.22%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.06%	3.67%	9.47%	10.58%
Appendix2A-8

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.04%	16.31%	14.45%	12.77%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	(17.10)%	(0.15)%	4.99%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	39.71%	17.54%	13.72%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.94%	6.41%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.04%	5.45%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.79%	2.89%	1.91%	1.69%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.79%	8.54%	4.65%	3.83%
*
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
**
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
***
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Appendix2A-9

Appendix 2b
Allocation Options available with IPP and IPP II
If you elect either the IPP (after February 15, 2010) or IPP II rider, then you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP or IPP II rider is selected. The allowable Allocation Options under IPP and IPP II are as follows:
Fixed Account*
MainStay VP Balanced — Service Class
MainStay VP Bond — Service Class
MainStay VP Conservative Allocation — Service Class
MainStay VP Fidelity Institutional AM® Utilities — Service Class
MainStay VP Floating Rate — Service Class
MainStay VP Growth Allocation — Service Class
MainStay VP Income Builder — Service Class
MainStay VP IQ Hedge Multi-Strategy — Service Class
MainStay VP Janus Henderson Balanced — Initial Class
MainStay VP Janus Henderson Balanced — Service Class
MainStay VP MacKay Convertible — Service Class
MainStay VP MacKay Government — Service Class
MainStay VP MacKay High Yield Corporate Bond — Service Class
MainStay VP MacKay Strategic Bond — Service Class
MainStay VP Moderate Allocation — Service Class
MainStay VP PIMCO Real Return — Service Class
MainStay VP U.S. Government Money Market — Initial Class
American Funds IS Asset Allocation Fund — Class 4
BlackRock® Global Allocation V.I. Fund — Class III
BlackRock® High Yield V.I. Fund — Class III
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
DWS Alternative Asset Allocation VIP — Class B
Fidelity® VIP Bond Index Portfolio — Service Class 2
Fidelity® Funds Manager® 60% Portfolio— Service Class
Franklin Templeton Moderately Aggressive Model Portfolio— Class II
Franklin Templeton Moderate Model Portfolio— Class II
Franklin Templeton Moderately Conservative Model Portfolio — Class II
Franklin Templeton Conservative Model Portfolio — Class II
PIMCO VIT Income Portfolio — Advisor Class
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
PIMCO VIT Low Duration Portfolio — Advisor Class
PIMCO VIT Total Return Portfolio — Advisor Class
*
You may not allocate more than 25% of your initial premium payment to the Fixed Account. Not available in New York or Washington.
Appendix 2b-1

Appendix 2c
Investment Divisions, Model Portfolios and Asset Allocation Models available with GIPR and GIPR 2.0
Option 1 – Choose Your Own Investment Divisions
Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Category A Funds
MainStay VP Bond		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		Fidelity® VIP Bond Index Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Strategic Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio
MainStay VP U.S. Government Money Market		PIMCO VIT Total Return Portfolio
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Balanced		American Funds IS Asset Allocation Fund
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS Washington Mutual Investors
MainStay VP Equity Allocation		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Convertible		Franklin Templeton Moderately Aggressive Model Portfolio
MainStay VP MacKay S&P 500 Index		Franklin Templeton Moderate Model Portfolio
MainStay VP Moderate Allocation		Franklin Templeton Moderately Conservative Model Portfolio
MainStay VP T. Rowe Price Equity Income		Franklin Templeton Conservative Model Portfolio
MainStay VP Wellington Growth		MFS® Investors Trust Series
MainStay VP Wellington U.S. Equity		MFS® Research Series
MainStay VP Winslow Large Cap Growth
Appendix 2c-1

Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Category C Funds
MainStay VP Candriam Emerging Markets Equity
MainStay VP CBRE Global Infrastructure
MainStay VP MacKay International Equity
MainStay VP Natural Resources
MainStay VP Small Cap Growth
MainStay VP Wellington Mid Cap
MainStay VP Wellington Small Cap
American Funds IS Global Small Capitalization Fund
American Funds IS New World Fund®
BNY Mellon IP Technology Growth Portfolio
Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Invesco V.I. International Growth Fund
Invesco V.I. Main Street Small Cap Fund®
Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio
MFS® International Intrinsic Value Portfolio
MFS® Mid Cap Value Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 3 – Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
Appendix 2c-2

Moderately Conservative		Conservative
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 2c-3

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Connecticut	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.(b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.
	Premium Credit	We will not deduct from the death benefit proceeds any Premium Credit applied with 12 months immediately preceding the date of death of the Owner or Annuitant
Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five–year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.
	Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Massachusetts	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Michigan	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Montana	Annuity Commencement Date	Policies are issued with unisex annuitization rates.
Interest on payment of death proceeds or withdrawals
If settlement payment or withdrawal payment
is not made within the first thirty (30) days, it
will include interest from the 30th day until the
day the payment is released. Interest will be
paid at the discount rate on 90–day
commercial paper in effect at the Federal
Reserve Bank in the Ninth Federal Reserve
District at the time the payment is requested.

New Jersey	Definition of Nonforfeiture Value
NONFORFEITURE VALUE –The
Nonforfeiture Value is equal to 90% of the
Consideration(s) allocated to the Fixed
Account and/or to the DCA Advantage Account
accumulated at the Nonforfeiture Rate since
the Payment Date or transfer date, minus any
amounts withdrawn or transferred from the
Fixed Account and/or the DCA Advantage
Account, with the remaining amount
accumulated at the Nonforfeiture Rate since
the date of withdrawal or transfer.

Appendix 3-1

State	Features/Benefits	State Variation
Annuity Commencement Date
The Annuitant’s Age on the Annuity
Commencement Date may not be greater than
age 90.
If the Accumulation Value of the Policy is an
amount that would provide Income Payments
of less than $20 a month on the Annuity
Commencement Date, NYLIAC will change the
frequency of the payments to an annual mode.

	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five–year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.
Civil Union Partner Endorsement
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:
(a) disbursed within five years of the
original Owner’s death; or
(b) placed under the Life Income –
Guaranteed Period Payment Option or
any other Income Payment option that is
available at that time, provided that
such payments are made over the life of
the Civil Union Partner or over a number
of years that is not more than the life
expectancy of the Civil Union Partner
(as determined for federal tax purposes)
at the time of the original Owner’s
death, and begin within one year after
the original Owner’s death.

Living Needs Benefit/Unemployment Rider
The name of the Living Needs
Benefit/Unemployment Rider is “Living Needs
Benefit Rider” and the Unemployment portion
of the rider is not available. Also, the Terminal
Illness Qualifying Event does not have to occur
after the Policy Date.

Annual Death Benefit Reset (ADBR) Rider (optional)
The ADBR is not available with the EBB. Also,
the total death benefit under the policy cannot
exceed the greater of:
(a) 200% of the Adjusted Death Benefit
Premium Payment(s), or
(b) the Accumulation Value plus 50% of the
gain

Appendix 3-2

State	Features/Benefits	State Variation
New York	Definition of Nonforfeiture Value
Nonforfeiture Value – The Nonforfeiture Value
is equal to 100% of the Premium Payment(s)
allocated to the DCA Advantage Account
accumulated at the crediting rate (which shall
be no less than the Guaranteed Minimum
Interest Rate) since the Payment Date, minus
any amounts withdrawn or transferred from the
DCA Advantage Account, with the remaining
amount accumulated at the crediting rate since
the date of withdrawal or transfer.

	Fixed Account	The Fixed Account is not available in New York.
Payment of interest on deferred death benefit payments
Death benefit payments deferred for more than
seven (7) days from the date of receipt of all
required information will receive interest
accrued daily at the rate currently paid by us
on proceeds left under the interest settlement
alternative.

	Optional Benefit Expenses	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.
Annual Death Benefit Reset (ADBR) Rider Charge
The ADBR rider charge will be deducted from
each Investment Division in proportion to its
percentage of the Variable Account Value of
the applicable quarter and will not reduce your
Adjusted Premium Payments.

Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)
(a) GIPR 2.0: While a policy is in force we may
not suspend or discontinue your right to reset
the guaranteed amount. (b) GIPR 2.0: If you
discontinue the rider we will not charge a Rider
Risk Charge Adjustment.(c) GIPR and GIPR
2.0: An ownership change or assignment of
the policy does not terminate the rider.(d) The
policy does not have a fixed account; therefore,
the fixed account is not an investment
option.(e) The GIPR 2.0 death benefit for the
20–year holding period is equal to the sum of
all Premium Payments made in the first Policy
Year, less any GIPR Proportional Withdrawals;
however, if you have exercised the Rider Reset
option, it is equal to the Policy’s Accumulation
Value on the most recent Rider Reset Effective
Date, less any GIPR Proportional Withdrawals
made following the Rider Reset Effective Date.

Charge for Investment Protection Plan Rider, Charge for Investment Protection Plan II Rider, Charge for Guaranteed Investment Protection Rider and Charge for Guaranteed Investment Protection Rider 2.0
The IPP, IPP II, GIPR and GIPR 2.0 charge will
be deducted from each Investment Division
based on the funds in each rider Allocation
Option each policy quarter. Charges are not
deducted from the accumulation value in the
DCA Advantage Account.

Appendix 3-3

State	Features/Benefits	State Variation
Definition of Adjusted Premium Payment
The definition of Adjusted Premium Payment –
is the total dollar amount of premium
payments made under the policy and allocated
to the Investment Divisions of the Separate
Account reduced by any withdrawals and
applicable surrender charges in excess of any
gain in the policy.

Delay of Payments
We will pay interest on payments of any partial
withdrawal or full surrender request from the
DCA Advantage Account deferred for ten (10)
business days or more. If payments are
deferred, we will pay interest at the rate
currently paid on proceeds left under the
interest settlement alternative, from the date
we receive your written request at our
Executive Office or service office. The interest
will be added to and be part of the total sum
paid.

Our Right to Cancel
If we do not receive premium payments for a
period of three years, and the Accumulation
Value of your policy would provide Income
Payments of less than $20 per month on the
Annuity Commencement Date, we reserve the
right to terminate your policy.

Premium Credit
(a) You may qualify for the 4% Premium Credit
Rate even if your initial premium payment is
less than $500,000, if at the time you purchase
a New York Life Premier Plus Variable Annuity
policy, you also purchased additional policies
for this same product at the same time and the
aggregate initial premium paid on all the
policies is at least $1 million. To aggregate
premiums, you must, before purchasing the
policy, inform your registered representative
that you have policies that can be
aggregated.(b) We will not deduct from the
death benefit proceeds payable from the DCA
Advantage Account any Premium Credit
applied within 12 months immediately
preceding the date of death of the Owner or
Annuitant.

	Loans	Loans are not available for policies sold in New York.
Oregon	Annuity Commencement Date
On the Annuity Commencement Date, if you
elect to have the Accumulation Value paid to
you in a single sum, a Surrender Charge may
also apply if the Annuity Commencement Date
you elect occurs before the earlier of (a) the
end of the surrender charge period applicable
to your initial Premium Payment, or (b) the end
of the 10th Policy Year.

Appendix 3-4

State	Features/Benefits	State Variation
	Base Contract Charges	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.
Definition of Adjusted Premium Payment
Adjusted Premium Payment — The total
Premium Payment(s) allocated to the
Investment Divisions of the Separate Account
reduced by withdrawals and applicable
surrender charges in excess of any gain in the
Policy.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account
If the five–year Constant Maturity Treasury
Rate minus 125 basis points is less than the
Nonforfeiture Rate shown on the Policy Data
Page, NYLIAC may refuse the allocation of all
or a portion of a Premium Payment to the
Fixed Account or the DCA Advantage Account

	Investment Protection Plan Rider	If you discontinue the Investment Protection Plan rider, we will not charge a Rider Risk Charge Adjustment.The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”
Texas	Annuity Commencement Date	The maximum Annuity Commencement Date allowed for the policy is age 115.
Washington	Annuity Commencement Date	The maximum Annuity Commencement Date allowed for the policy is age 100.
Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider and Guaranteed Investment Protection Rider 2.0
IPP with fund restrictions, IPP II, GIPR and
GIPR 2.0: The Fixed Account is not available
with these riders. Also, though the rider charge
may be based on funds in the DCA Advantage
Account, the charge may not be deducted from
the DCA Advantage Account. The rider charge
may only be deducted from the applicable
investment divisions.

	Rider Risk Charge Adjustment for IPP, IPP II, GIPR and GIPR 2.0	For the IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.
Appendix 3-5

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Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/premierplus. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product service Center, Madison Square Station, P.O. Box 922, New York, NY, 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000074526

Separate Account IV EDGAR contract identifier #C000074528

Statement of Additional Information
May 1, 2021
for
New York Life Premier Plus
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Prospectus.

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
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(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
Additional information about risks (Non-Principal Risks)

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service
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providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease
Annuity Payments (The INCOME PHASE)

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender.
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Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, youmay assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification. NYLIAC may not modify the policy without your consent except to make the policy meet therequirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
5

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records And Reports
NYLIAC maintains all records and accounts relating to the Separate Account. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
6

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—III:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate
7

Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
8

Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Dated May 1, 2021
NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2021 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.
When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.
Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
1

PROSPECTUS Dated May 1, 2021
for
New York Life Premier Plus Variable Annuity II
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account–III
NYLIAC Variable Annuity Separate Account–IV
This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long–term retirement planning or other long–term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59-½ ), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any material variations are disclosed in the prospectus or in APPENDIX 3-State Variations.
If you are a new investor in the policy, you may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value), less any e–delivery creditand less any Premium Credits(s). You should review this Prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 1A.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. Credits under the contract may be recaptured upon Free Look, annuitization, and death.

Page
Investment Preservation Rider 4.0 (IPR 4.0)	59
Living Needs Benefit/Unemployment Rider	64
The Future Income Rider	64
Automatic Asset Rebalancing	68
Dollar Cost Averaging Programs	69
Traditional Dollar Cost Averaging ( not available with the investment preservation riders )	69
The DCA Advantage Account	70
Interest Sweep	71
Charges And Deductions	71
Transaction Expenses	71
Surrender Charges	71
Amount of Surrender Charge	72
Exceptions to Surrender Charges	72
Transfer Fees	73
Payments Returned for Insufficient Funds	73
Annual Policy Expenses	73
Base Contract Charges ( M& E Charge )	73
Administrative Expense - Policy Service Charge	74
Optional Benefit Expenses	75
Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0	75
Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)	75
Annual Death Benefit Reset (ADBR) Rider Charge	75
Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)	76
Annual Portfolio Expenses	76
Group and Sponsored Arrangements	76
Taxes	77
Distributions Under The Policy	77
Surrenders and Withdrawals	77
Surrenders	77
Partial Withdrawals	78
Periodic Partial Withdrawals	78
Hardship Withdrawals	79
Required Minimum Distribution Option	79
Our Right to Cancel	79
i

Page
(d) Inherited Roth IRAs.	89
(e) Inherited IRAs.	89
(f) SIMPLE IRAs.	89
Taxation of Death Benefits	90
Distribution and Compensation Arrangements	90
Voting Rights	91
Financial Statements	91
Appendix 1A	1-1A
Portfolios Available Under the Policy	1-1A
Appendix 1B	1-1B
Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0	1-1B
Appendix 1C	1-1C
Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0 (12–15 and 20–year Holding Period options)	1-1C
Appendix 2	1-2
FIR AVAILABILITY BY PLAN TYPE	1-2
Appendix 3	1-3
State Variations	1-3
ii

Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.
ADBR— Annual Death Benefit Reset Rider.
Adjusted Premium Payment— The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.
Allocation Options — The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.
Annuitant— The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.
Annuity Commencement Date— The date, usually when you reach age 95, on which we are to make the first Income Payment under the policy. The maximum Annuity Commencement Date is the date you attain age 115.
Asset Allocation Category(ies)— A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.
Asset Allocation Model— A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Code— The Internal Revenue Code of 1986, as amended.
Consideration— A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.
Dollar Cost Averaging (DCA) Advantage Account Accumulation Value— The sum of premium payments and Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
Dollar Cost Averaging (DCA) Advantage Account—  An Allocation Option that permits dollar cost averaging over a six–month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.
Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account.
Fixed Account Accumulation Value— The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits
1

and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Fund— A mutual fund that has multiple series or Portfolios.
Future Income Payments— Fixed periodic income payments that NYLIAC makes through the Future Income Rider (FIR) after the Future Income Start Date.
Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of the Standard Death Benefit under the base policy or the Annual Death Benefit Reset Rider.
Future Income Start Date— A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.
General Office— A New York Life field office.
Good Order— We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request.
Holding Period— A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among five (5) different Holding Periods (12, 13, 14, 15 or 20 years).
Holding Period End Date— The 12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
IPR/IPR 2.0/IPR 3.0/IPR 4.0— Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 (collectively, the “investment preservation riders”).
IPR Reset— Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal to either (i) your Accumulation Value on the Policy Anniversary following your request, or (ii) or if you choose the 20–year Holding Period, 150% of the Accumulation Value on the Policy Anniversary following your request, both less any applicable reductions.
Life Income—Guaranteed Period Payment Option— The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10–year period has expired.
M&E Charge— The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate— The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six–month average of the five–year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.
2

Nonforfeiture Value— The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.
Payee— The individual designated to receive Income Payments under the policy or the Future Income Rider.
Payment Date— The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.
Payment Year(s)— With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios — The mutual fund portfolios in which the corresponding Investment Divisions invest.
Premium Credit— An additional credit we will apply to your Accumulation Value at the you make premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”).
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Reset Value—  If you purchase the Annual Death Benefit Rider (ADBR), on each Policy Anniversary, if your Accumulation Value is greater than your guaranteed death benefit on the previous Policy Anniversary, we will automatically reset the minimum value of your death benefit to equal your higher Accumulation Value. This new amount is the Reset Value. These resets will occur each year until the Owner (or annuitant if the Owner is not a natural person) is age 80 or 85, depending on when the policy was purchased.
Return of Premium Death Benefit — The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.
Return of Premium Death Benefit Proportional Withdrawal— An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.
Rider Effective Date— The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR Reset, this date is the same as the “Rider Reset Effective Date.”
Separate Account— NYLIAC Variable Annuity Separate Account–III or NYLIAC Variable Annuity Separate Account–IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
3

Standard Death Benefit— The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greatest of: (i) your Accumulation Value, less any Premium Credits applied within the 12 months immediately preceding death; or (ii) the Return of Premium Death Benefit; or (iii) the Step–up Death Benefit.
Step–up Death Benefit— the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.
Suitability Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.
Surrender Charge Free Amount— You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either (i) 10% of your Accumulation Value as of your last Policy Anniversary (10% of your premium payments if the withdrawal is made in the first Policy Year), less any prior surrender charge free withdrawals you have already taken in that Policy Year; (ii) 10% of your Accumulation Value at the time of the withdrawal, less any prior surrender charge free withdrawals you have already taken in that Policy Year; or (iii) your Accumulation Value less your accumulated premium payments.
Surrender Charge Period— The eight–year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.
4

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw more than the Surrender Charge Free Amount from your policy within 8 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is
8% of the amount withdrawn during the first two Payment Year(s), declining to 0% over that eight-year period. For example, if you make an early withdrawal within the first two Payment Years, you could pay a surrender charge of up to $8,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses Surrender Charges
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. A loan processing fee may apply if you take a policy loan. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses

ANNUAL FEE (for policies applied for on or after May 1, 2016)
	MINIMUM	MAXIMUM
Base contract[1]	1.30%	1.60%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.25%	0.95%	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

5

LOWEST ANNUAL COST $1,549.93	HIGHEST ANNUAL COST $3,765.74

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

ANNUAL FEE (for policies applied for before May 1, 2016)
	MINIMUM	MAXIMUM
Base contract[1]	1.40%	1.70%	Charges and Deductions – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.37%	1.87%	Charges and Deductions – Annual Portfolio Expenses
Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%	0.85%	Charges and Deductions – Optional Benefit Expenses

1 As a percentage of Accumulation Value(Minimum Base Contract
Charge) and as a percentage of Premium Payment (Maximum Base
Contract Charge).

2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2020 and will change from year to year.
3 As a percentage of the guarantee under the Optional Benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $1,635.47	HIGHEST ANNUAL COST $3,800.86
6

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract Charges and
Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
optional benefits, and Portfolio
fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 8 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Fixed Account and DCA Advantage Account) you choose.
•Each investment option has its own unique risks.
•You should review the prospectuses for the available Portfolios before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the Contract is subject to the risks related to the
Depositor, including that any obligations (under the Fixed Account and
DCA Advantage Account), as well as, guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling the VPSC at 1-800-598-2019.
PRINCIPAL RISKS
	RESTRICTIONS	Location in Prospectus
Investments
•We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment
Divisions, some of which may not be available under your policy.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
•Credits under the policy may be recaptured upon free look,
annuitization and death.
PRINCIPAL RISKS
7

Optional Benefits
•Certain optional benefits limit or restrict the investment options you may select under the policy. We may change these restrictions in the future.
•Certain optional benefits may limit withdrawals or other rights under the policy.
•Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.
•You are required to have a minimum Accumulation Value for some optional benefits.
•We may modify or discontinue an optional benefit at any time
BENEFITS AVAILABLE UNDER THE POLICIES
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•Premiums that are made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges
Overview Of The Policy

Q.
What is this policy, and what is it designed to do?
A.
The New York Life Premier Plus Variable Annuity II is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when you make premium payments to us, and
8

•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can invest your premium payments in:
•
a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 1A: Portfolios Available Under the Policy;
•
a Fixed Account option, which offers a guaranteed fixed interest rate for one–year periods; and
•
a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
A.
Base Contract Charge (M&E Charge) options. You can choose to have your Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or your Adjusted Premium Payments (which invests in Separate Account IV). You must choose your M&E Charge option at the time of application. The M&E Charge assessed to your policy will be based on the option that you choose. Once the M&E Charge option is chosen it cannot be changed. For Accumulation Value-based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium-based M&E Charge policies, the M&E Charge is assessed based on your Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “CHARGES AND DEDUCTIONS—Annual Policy Expenses—Base Contract Charges (M&E Charge)” for more information.
The amount of Premium-based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium-based M&E Charge structure will benefit you because, when calculated as a percentage of separate account assets, the Premium-based M&E Charge will be reduced. In a flat or declining market, the Premium-based M&E Charge will result in a higher charge when calculated as a percentage of separate account assets. The amount of Accumulation Value-based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value-based M&E Charge structure may be more advantageous in a flat or declining market.
Premium Credit. We will add a lump sum amount (Premium Credit) to your Accumulation Value at the time you make each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the rate schedule then in effect and will never be less than 2.00%. Premium Credits may be recaptured if you cancel your policy in accordance with its Free Look provision, or if we make a payment under the Standard Death Benefit. As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums Credit Rate
$499,999 or Less 3.00%
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$500,000 or greater 4.00%
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Tax treatment. Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Loans—TSA plans/Accumulation Value–based M&E Charge policies only. You may be able to borrow some of your Accumulation Value subject to certain conditions only if you (i) purchased your policy in connection with a 403(b) (TSA) plan, and (ii) chose to have your M&E charges based on the Accumulation Value of your policy (not available in New York).
Death benefits. Your policy includes a Standard Death Benefit that will pay your designated beneficiary(ies) the greatest of: (i) the Accumulation Value , less any Premium Credits applied within the 12 months immediately preceding death, or (ii) the total premium payments reduced by proportional withdrawals, or (iii) the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus subsequent premium payments and reduced by any proportional withdrawals after that Policy Anniversary. For an additional fee, you can also purchase an optional rider at the time of application that provides additional death benefits. This rider may increase the amount of money payable to your designated beneficiaries upon your death. This rider is only available when you apply(ied) for your policy.
Optional benefits that occur during your lifetime. For an additional fee, you can purchase an investment preservation rider at the time of application that protects your investment from declining market, for a specified Holding Period (Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 (collectively, the “investment preservation riders”)). Policies that were applied for prior to May 1, 2017 also included a Future Income Rider that enables you to purchase a stream of guaranteed lifetime income to help protect you from outliving your assets (not included with certain qualified plans).
Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.
Automatic asset rebalancing and dollar cost averaging. At no additional charge, you may select automatic asset rebalancing, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset rebalancing).
Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.
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Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8	9+
Surrender Charge	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	0.00%

Other Transaction Charges	Guaranteed Maximum Charge	Current Charge
Transfer Fee (charged for transfers in excess of 12 in a Policy Year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
Loan Processing Fee (TSA Plans only)	$25	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
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Annual Policy Expenses
Base Contract Charges (Without Optional Benefits)
	Policies with Accumulation Value Base Contract Charges[1]		Policies with Premium Base Contract Charges[2]
Administrative Expense[3]	$30		$30
Base Contract Expenses[4] for Policies applied for on or after May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.60% (During the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium)
	1.40% (After the Surrender Charge Period for the initial premium)	1.30% (After the Surrender Charge Period for the initial premium)	1.50% (After the Surrender Charge Period for the initial premium)	1.40% (After the Surrender Charge Period for the initial premium)
Base Contract Expenses[4] for Policies applied for before May 1, 2016	Guaranteed Maximum Charge	Current Charge	Guaranteed Maximum Charge	Current Charge
	1.60% (During the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium)
	1.40% (After the Surrender Charge Period for the initial premium)	1.40% (After the Surrender Charge Period for the initial premium)	1.50% (After the Surrender Charge Period for the initial premium)	1.50% (After the Surrender Charge Period for the initial premium)
1
As an annualized percentage of daily Variable Accumulation Value.
2
As an annualized percentage of Adjusted Premium Payments.
3
We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary. For policies with IPR 4.0, the annual fee will be waived for the entirety of the policy if your cumulative first year premium(s) are greater than or equal to $25,000.
4
We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.
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Optional Benefit Expenses
The following table applies to Optional Benefits currently available for purchase:
		Guaranteed Maximum Charge	Current Charge
Annual Charge for IPR 4.0 (calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
Rider Risk Charge Adjustment (Cancellation Charge) (one–time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%
Annual Death Benefit Reset Rider (ADBR) Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS – Annual Death Benefit Reset (ADBR) Rider”).		1.00%	0.25%
The following table applies to Optional Benefits that are no longer available for purchase:
IPR (Policies applied for between May 1, 2015 and April 30, 2016)		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.65%
	13 Year Holding Period	1.50%	0.50%
	14 Year Holding Period	1.50%	0.40%
	15 Year Holding Period	1.50%	0.30%
	20 Year Holding Period	1.50%	0.50%
Annual Charge if you elected an IPR Reset between May 1, 2016 and November 12, 2017 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
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Annual Charge if you elected an IPR Reset between November 13, 2017 and April 30, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.80%
	13 Year Holding Period	1.50%	0.65%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%
Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.45%
	20 Year Holding Period	1.50%	0.55%

IPR (Policies applied for between May 1, 2016 and April 30, 2017) and IPR 2.0		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.95%
	13 Year Holding Period	1.50%	0.75%
	14 Year Holding Period	1.50%	0.65%
	15 Year Holding Period	1.50%	0.55%
	20 Year Holding Period	1.50%	0.70%
Annual Charge if you elected an IPR Reset between November 13, 2017 and April 30, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%

IPR 3.0		Guaranteed Maximum Charge	Current Charge
Annual Charge (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.85%
	13 Year Holding Period	1.50%	0.70%
	14 Year Holding Period	1.50%	0.60%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
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Annual Charge if you elect an IPR Reset on or after May 1, 2019 (calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)	12 Year Holding Period	1.50%	0.70%
	13 Year Holding Period	1.50%	0.60%
	14 Year Holding Period	1.50%	0.55%
	15 Year Holding Period	1.50%	0.50%
	20 Year Holding Period	1.50%	0.60%
Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (Cancellation Charge) (one -time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%

Annual Death Benefit Reset Rider (ADBR) Charge	Guaranteed Maximum Charge	Current Charge
(calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “DESCRIPTION OF BENEFITS––Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

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(IPR + ADBR Package)		Guaranteed Maximum Combined Charge for the IPR + ADBR Package	Current Charge for IPR portion of the IPR + ADBR Package	Current Charge for the ADBR portion of the IPR + ADBR Package
Annual Charge (calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year)), and deducted quarterly.	12 Year Holding Period	2.00%	0.65%	0.25%
	13 Year Holding Period	2.00%	0.55%	0.25%
	14 Year Holding Period	2.00%	0.50%	0.25%
	15 Year Holding Period	2.00%	0.40%	0.25%
	20 Year Holding Period	2.00%	0.50%	0.25%

Rider Risk Charge Adjustment (Cancellation Charge)		Guaranteed Maximum Charge	Current Charge
(one–time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)	12 Year Holding Period	2.00%	2.00%
	13 Year Holding Period	2.00%	2.00%
	14 Year Holding Period	2.00%	2.00%
	15 Year Holding Period	2.00%	2.00%
	20 Year Holding Period	1.00%	1.00%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b–1) fees, and other expenses as of December 31, 2020.[1]
Before fee waivers and expense reimbursements	0.37%	1.87%
After fee waivers and expense reimbursements[2]	0.28%	1.44%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2020.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2022 and may be terminated at any time at the option of the Portfolio company.
Examples
These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
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These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Company Expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Policies applied for on or after May 1, 2016:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,073.33	$20,926.17	$28,881.04	$48,781.58
If you annuitize at the end of the applicable time period:	$12,073.33	$14,599.65	$24,348.57	$48,781.58
If you do not surrender your policy:	$4,863.50	$14,599.65	$24,348.57	$48,781.58
Policies applied for before May 1, 2016:
	1 yr	3 yr	5 yr	10 yr
If you surrender your Policy at the end of the applicable time period:	$12,119.73	$21,063.35	$29,108.59	$49,231.82
If you annuitize at the end of the applicable time period:	$12,119.73	$14,746.56	$24,588.06	$49,231.82
If you do not surrender your policy:	$4,913.50	$14,746.56	$24,588.06	$49,231.82
Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus, which can be found online at https://dfinview.com/NewYorkLife/TAHD/premierplus-ii. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to PremierPlusIIProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.
Liquidity Risk. This policy is not designed for short–term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to seven years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy. For example:
•
the investment preservation riders require that you hold the policy for a certain number of years. If you surrender your policy before the Holding Period is over, you will not receive a benefit under the rider. The benefit provided by your particular investment preservation rider will be reduced proportionally by any withdrawals you make during the Holding Period. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. In addition, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account, or you will be limited in the amount you can allocate to the Investment Divisions (based on certain thresholds for Asset Allocation Categories).
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•
the Future Income Rider allows you to purchase a future stream of guaranteed income, however there are limits as to the amount of future income that can be purchased and you are subject to an initial waiting period. Additionally, you must make all purchases at least two years before the Future Income Start Date or annuitization of the base policy, whichever comes first.
•
the Annual Death Benefit Reset Rider only provides a benefit if your policy value increases over time.
•
the Living Needs Benefit/Unemployment Rider only provides a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs, and requires a minimum Accumulation Value of $5,000.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.
Investment Restrictions. There are restrictions that may limit the investments that you may choose if you choose one of the investment preservation riders. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Investment Divisions had you not been subject to any investment restrictions.
We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Rebalancing, Asset Allocation Models and Interest Sweep.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.
In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
•
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
Increased administrative and Fund brokerage expenses; and/or
•
Dilution of the interests of long–term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.
The amount of premium–based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the premium–based M&E Charge structure will benefit the policyowner because the premium–based M&E Charge, when calculated as a percentage of separate account assets, will be reduced. In a flat or declining market, the premium–based M&E Charge structure will result in an increase in the charge when calculated against separate account assets. The amount of Accumulation Value–based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value–based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.
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Optional Benefits. You may never need or use certain features provided by the policy. In that case, you may pay for a feature for which you never realize any benefits.
Certain benefits are subject to conditions including waiting periods. You may die before you are able to access certain benefits under the policy. Alternatively, you may not live long enough to receive enough benefit from the investment preservation riders or the ADBR to exceed the amount of the fees you pay for those benefits. You may need to make early or excess withdrawals, which have the potential to substantially reduce or even terminate the benefits available under the policy from the investment preservation riders or the ADBR.
The Investment Divisions may perform well enough that you may not need the guarantee that may otherwise be provided by the policy or by one of the policy’s optional benefits available for an additional charge.
Certain benefits may limit withdrawals or other rights under the policy. If your policy includes one of the investment preservation riders or the ADBR, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. As noted above, if your policy includes one of the investment preservation riders it will be subject to investment restrictions which may limit your investment returns under the policy.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims–paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1–800–598–2019.
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI “ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)
Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
All written service requests (except for subsequent premium payments and loan repayments) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:
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	Regular Mail	Express Mail
	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life P.O. Box 130539 Dallas, TX 75313–0539	New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206
Subsequent premium payments and loan repayments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Suitability Standards):
	Regular Mail	Express Mail
Subsequent Premium Payments and Loan Repayments	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675–3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654
Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.
Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.
How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
b. Online:
Certain service requests, including but not limited to, transferring assets between Allocation Options and e–mailing your registered representative, may be made online. For Internet–based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E–mail inquiries that are non–transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non–Business Day, will be priced as of the next Business Day.
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NYLIAC And The Separate Account

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims–paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Account
Separate Account III and Separate Account IV are segregated asset accounts we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III and Separate Account IV are each divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 1A of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other
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services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b–1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios, along with their respective type, investment adviser (and any sub–adviser(s)), current expenses, and performance are listed in APPENDIX 1A. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/premierplus-ii. You can also request this information at no cost by calling the VPSC at 1–800–598–2019 or by sending an email with your name and mailing address to PremierPlusIIProspectus@newyorklife.com . The Portfolios’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a Portfolio.
Asset Allocation Models
The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.
Information for Policyowners Currently Allocated to an Asset Allocation Model
Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS–Automatic Asset Rebalancing” for more information.) If you purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.
In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.
If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.
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Rebalancing can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.
Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.
Conflicts of Interest Relating to the Asset Allocation Models
The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third–party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc.. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.
QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.
New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low– and moderate–risk Investment Divisions that make up those models.
In addition, New York Life Investments may not have included certain non–proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector–specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.
As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.
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NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.
You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master–feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So–called “alternative” investment strategies may also be used by certain portfolios, which may involve non–traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi–annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios or an available Asset Allocation Model for your initial premium, you should monitor and periodically re–evaluate your allocations to determine if they are still appropriate.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.
All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.
The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third–party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly–owned, independently operated subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
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LMPFA’s affiliated subadviser, QS Investors, LLC ("QS") selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b–1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT–The Portfolios” for more information about these payments.)
These payments are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.
LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.
Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open–end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in
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our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.
In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.
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The Policies

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.
The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, Inherited Roth IRA policies and Inherited Non–Qualified policies, ownership changes are not permitted.
The current policyowner of a Non–Qualified Policy (other than an Inherited Non–Qualified policy) has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also "APPENDIX 3 – State Variations" for specific information that may be applicable for your state.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different Surrender Charge Period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a Surrender Charge Period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a Surrender Charge Period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a
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policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
Qualified and Non–Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See “DESCRIPTION OF BENEFITS - The Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.
(1)
TSAs purchased by employees of certain tax–exempt organizations and certain state–supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions or issuing new policies for ERISA 403(b) plans);
(2)
Section 408 or 408A Individual Retirement Annuities (IRAs), including: Traditional IRAs, Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP and SIMPLE IRAs.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
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A Standard Death Benefit, as explained in this Prospectus.
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The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
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The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).
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A Fixed Account that features a guaranteed fixed interest rate.
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An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.
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The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 2 for more information about when the policy can be issued under certain types of qualified plans.
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Policy Application and Premium Payments
To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after we receive it. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.
You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.
Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.
For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non–Qualified policies, additional premium payments are not permitted.
While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.
Acceptance of subsequent premium payments is subject to our Suitability Standards.
Minimum premium payments may be different if you select the IPR 4.0.
(i)
For policies whose M&E Charges are based on Accumulation Value, if you elect the IPR 4.0, you may only select the 12- or 13-year Holding Period and your minimum initial premium payment is $500,000.
(ii)
For policies whose M&E Charges are based on Premium Payments, if you elect the IPR 4.0 and choose the 20-year Holding Period, your minimum initial premium payment is $500,000. If you elect any other Holding Period, your minimum initial premium payment is $5,000.
We reserve the right to reject any application. Regarding the minimum premium payments set forth in conditions (i) and (ii) above, if you are exchanging more than one annuity policy or life insurance policy for one of the policies, or if your premium payment will be paid from different sources (e.g., personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for the policy, provided they are received within 150 days of the date the policy is issued. When you are purchasing a policy by exchanging another annuity contract or life insurance policy, or if your premium payment will be paid from different sources, your policy will be
29

issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your policy is the Policy Date. We reserve the right to revoke the policy if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal a minimum of $500,000 in aggregate, as required by the conditions set forth in (i) and (ii) above.
Accumulation (Savings) Phase
Crediting of Premium Payments
You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits to the same Allocation Options and/or DCA Advantage Account based on the same percentages used to allocate your premium payments.
We will credit amounts that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses), and the deduction of the Accumulation Value–based M&E Charge. We assess all policy and rider fees and charges applicable to Separate Account assets (other than Accumulation Value–based M&E Charges) by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Accumulation Value–based M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax–Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax–free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax–free transaction for a long–term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
•
you might have to pay a withdrawal charge on your previous policy or contract,
•
there will be a new withdrawal charge period for this policy,
•
other charges under this policy may be higher (or lower),
•
the benefits may be different,
•
you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
•
access to your cash value following a partial exchange may be subject to tax–related limitations.
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If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Premium Credit
We will apply a Premium Credit to your Accumulation Value at the time each premium payment is made. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment.
As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:
Total Accumulated Premiums	Credit Rate
$499,999 or less	3.00%
$500,000 or greater*	4.00%
*
Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “THE POLICIES – Policy Application and Premium Payments.”)
You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity II policy at the same time or if you purchase one or more other New York Life Premier Plus Variable Annuity II policies yourself at the same time, and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members or multiple policies that you purchase, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.
With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.
We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “THE POLICIES–Your Right to Cancel (“Free Look”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner or Annuitant, if applicable. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”).
Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this Prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.
Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “THE POLICIES–Selecting the Variable
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Annuity That’s Right for You”). Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.
There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity II is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the Surrender Charge Period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.
Your Right to Cancel (“Free Look”)
You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, you will receive back your Accumulation Value, calculated as of the Business Day we receive your written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy. See APPENDIX 3 — State Variations for more information about free look provisions in California, Florida, New York and North Dakota.
If you are entitled to receive the total of premium payments less any prior withdrawals as required, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non–Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 75 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non–Qualified policies, the Owner and the Annuitant must be the same individual.
For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0–75 for Inherited IRAs and Inherited Roth IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.
To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the VPSC prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 76, whichever occurs first. Any funds received after such time will be returned.
Transfers
You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account if your M&E Charges are based on premium payments, or if you have an investment preservation rider. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE
32

ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT”).
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).
•
submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);
•
speak to a Customer Service Representative at 800–598–2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or
•
make your request through www.newyorklife.com.
We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
•
reject a transfer request from you or from any person acting on your behalf;
•
restrict the method of making a transfer;
•
charge you for any redemption fee imposed by an underlying fund; or
•
limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60–day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60–day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you
33

have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of a Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the Portfolios’ ability to apply their respective trading policies and procedures. In addition, if a Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
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•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long–term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time–zone arbitrage” and “liquidity arbitrage”).
Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com
The online service at www.newyorklife.com enables you to sign–up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.
Through www.newyorklife.com you can get up–to–date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES–Limits on Transfers”).
In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non–Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
After login at www.newyorklife.com, you can:
•
e–mail your registered representative or VPSC;
•
obtain current policy values;
•
transfer assets between Investment Divisions;
•
request partial withdrawals;
•
change the allocation of future premium payments;
35

•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
establish a new or modify an existing Automatic Asset Rebalancing arrangement;
•
change your phone number or e–mail address;
•
view and update beneficiary information;
•
update your Client Profile; and
•
enroll in electronic delivery of select policy materials.
We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Third Party and Registered Representative Actions
You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.
You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Rebalancing (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically–transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to "THE POLICIES –– Transfers" or "DISTRIBUTIONS UNDER THE POLICY –– Surrenders and Withdrawals ––
36

Partial Withdrawals". We do not currently accept faxed or e–mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.
If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus or an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolio’s annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive these reports, and any other communications from NYLIAC, electronically by contacting the VPSC.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.
Records And Reports
NYLIAC will mail to you at your last known address of record, at least semi–annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre–authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre–authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at
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www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of the Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in an Eligible Portfolio or to fairly determine the value of the assets of an Eligible Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more. For more information about when interest is payable for policies issued in New York, see APPENDIX 3.
3.
Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.
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Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit
Guarantees your
beneficiaries will receive a
benefit at least equal to the
greatest of: (i) your
Accumulation Value less any
Premium Credits applied
within the 12 months
immediately preceding death,
or (ii) your total premium
payments reduced by
proportional withdrawals or
(iii) your Accumulation Value
as of the Policy Anniversary
immediately following the
expiration of the Surrender
Charge Period for the first
premium payment, plus
subsequent premium
payments and reduced by
subsequent proportional
withdrawals.
		No additional charge	•Withdrawals could significantly reduce the benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date(“Reset Anniversary”), if your investments increase in value.
Maximum Charge: 1.00%

(Charge calculated as an
annualized percentage of the
Reset Value as of the last
Policy Anniversary (or as of
the Policy Date if within the
first Policy Year), deducted
quarterly)

•Available only at the time of
application.
•Resets will continue on
Reset Anniversaries until
the Owner(or Annuitant if
the Owner is not a natural
person) is age 80 or 85
(depending when the policy
was purchased).
•Resets will terminate after:
 (i) the owner’s death (if
the owner is a natural
person),
 (ii) the death of any
grantor (for grantor trust
owned policies), or
 (iii) the death of the
Annuitant (if the owner is

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

not a natural person or a
grantor trust owned
policies).
•Withdrawals could
significantly reduce the
benefit.
•You cannot cancel the rider
without surrendering the
contract.
•The rider is not available
for Inherited Non-Qualified
policies.

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OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment
Preservation Rider
(no longer available
for purchase)

Investment
Preservation Rider
2.0 (no longer
available for
purchase)

Investment
Preservation Riders
2.0 and 3.0 (no
longer available for
purchase)

Protects your investment
from loss for a specified
Holding Period. If, after a
specified Holding Period,
your Accumulation Value is
less than the amount
guaranteed, we will make a
one-time increase to your
Accumulation Value to make
it equal to the guaranteed
amount.
You may request to reset the
guaranteed amount (an IPR
Reset) under certain
circumstances.
Maximum Charge for all Holding Periods: 2.00% (as an annualized percentage of the amount that is guaranteed)
•Available only at the time of
application.
•Restricts the availability of
certain investment options.
•For IPR, Premium
Payments made after the
first Policy Year are not
included in the guaranteed
amount. For IPR 2.0 and
IPR 3.0, premiums are only
permitted (a) in the first
Policy Year or (b) after a
specified Holding Period.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount greater than the
amount withdrawn).
•Premium payments made
after the first Policy Year
are not included in the
guaranteed amount.
•An IPR Reset starts a new
Holding Period. New
annual charges may apply
after you elect an IPR
Reset.
•IPR Reset rights may be
suspended or discontinued
and are subject to age
limits.
•We apply one-time charge
if you cancel the rider
(Rider Risk Charge
Adjustment).

Maximum Rider Risk Charge Adjustment (Cancellation Charge): 2.00% (one-time charge; calculated as a percentage of the amount guaranteed)
Investment Preservation Rider 4.0
Protects your investment
from loss for a specified
Holding Period. If, after a
specified Holding Period,
your Accumulation Value is
less than the amount
guaranteed, we will make a
one-time increase to your
Accumulation Value to make
it equal to the guaranteed
amount.
You may request to reset the
guaranteed amount (an IPR
Reset) under certain
circumstances.

Maximum Charge for all
Holding Periods: 2.00%

(as an annualized
percentage of the amount
that is guaranteed)

Maximum Rider Risk Charge
Adjustment (Cancellation
Charge): 2.00%

(one-time charge; calculated
as a percentage of the

•Available only at the time of
application.
•You should not select this
rider unless you intend to
keep the policy for at least
as long as the Holding
Period you’ve selected.
•Provides no benefit if you
surrender the policy before
the end of the Holding
Period.
•Restricts the availability of
certain investment options.
•Premium payments are
only permitted (a) in the

41

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
amount guaranteed)
first Policy Year or (b) after
a specified Holding Period.
•Withdrawals could
significantly reduce the
benefit (possibly by an
amount greater than the
amount withdrawn).
•An IPR Reset starts a new
Holding Period. New
annual charges may apply
after you elect an IPR
Reset.
•IPR Reset rights may be
suspended or discontinued
and are subject to age
limits
•We apply a one-time
charge if you cancel the
rider (Rider Risk Charge
Adjustment).
•Availability subject to
maximum age conditions.
•For Accumulation
Value-Based M&E Charge
policies, you may only
select the 12- or 13-year
Holding Periods and your
minimum initial premium
payment is $500,000.
•For Premium-Based M&E
Charge policies, you may
elect any Holding Period. If,
however, if you elect the
20-year Holding Period,
your minimum initial
premium payment is
$500,000
•The rider is not available
for 403(b) Inherited IRA,
Inherited Roth IRA, or
Inherited Non-Qualified
policies.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider	Waives Surrender Charges if the Owner experiences certain “qualifying events” such as: (i) confinement to a	None	•Policy must have been in force for at least one year and have a minimum Accumulation Value of
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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

health care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability. If the Owner
becomes unemployed, the
rider waives Surrender
Charges on a one-time
withdrawal of up to 50% of
your Accumulation Value.
$5,000. •Qualifying Event (as defined in the rider) must occur after the Policy Date. •Not available if any Owner has attained age 86 on the Policy Date.
Future Income Rider (no longer available for applications signed on or after May 1, 2017)	Allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s).	None
•A Future Income Purchase
will proportionally reduce
the guaranteed amounts
under an investment
preservation rider or your
death benefit.
•Future Income Payment
amounts are based on a
variety of factors in effect
at the time of each future
income purchase
•Amounts used for a Future
Income Purchase are no
longer available for
withdrawal or annuitization.
•Future Income Start Date
is subject to minimum and
maximum waiting periods.

Automatic Asset Rebalancing	Automatically rebalances your Variable Accumulation Value (either quarterly, semi–annually, or annually) to maintain the percentage allocated to each Investment Division at a pre–set level.	None	•Cannot be used with the traditional Dollar Cost Averaging option. •You must have a minimum Accumulation Value of $2,500 to elect this option, and a minimum of $2,500 to continue it as scheduled.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None
•Cannot be used with the
Automatic Asset
Rebalancing option, or with
an investment preservation
rider.
•For premium based M&E
Charge policies, amounts
cannot be transferred to
the Fixed Account (if
applicable).
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,000
to continue as scheduled.

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
The DCA Advantage Account
Allows you to set up
automatic dollar cost
averaging using the DCA
Advantage Account when an
initial premium payment or a
subsequent premium
payment is made. The DCA
Advantage Account transfers
amounts automatically to the
Investment Divisions you
choose in six monthly
increments and pays you
interest on amounts
remaining in the DCA
Advantage Account.
None
•DCA Advantage Account
duration may not extend
beyond the Annuity
Commencement Date.
•You may not have more
than one DCA Advantage
Account open at the same
time.
•You must allocate a
minimum of $2,000 to the
DCA Advantage Account.
•You cannot make transfers
into the DCA Advantage
Account from any
Allocation Option.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to be transferred to one or any combination of Investment Divisions.	None
•Frequency of the transfers
can be monthly, quarterly,
semi–annually, or annually.
•You must have a minimum
of $2,500 in the Fixed
Account to elect this option
and a minimum of $2,000
to continue as scheduled.

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:
(a)
the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or
(b)
the Return of Premium Death Benefit; or
(c)
the Step–up Death Benefit.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.
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We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 –State Variations.”
We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “The POLICIES—Delay of Payments.”)
Annual Death Benefit Reset (ADBR) Rider
You may enhance your policy’s Standard Death Benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. You cannot cancel this Rider without surrendering your policy. The rider is not available for Inherited Non–Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. With this rider, your death benefit will be the greater of:
(a)
the Standard Death Benefit payable under the policy (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”); or
(b)
the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve (12) months immediately preceding death, and (ii) any proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or
(c)
any death benefit available under any other rider attached to the policy.
We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.
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The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” section of this Prospectus.
A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.
We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on or after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:
(1)
you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $6,000 is applied to this payment
(2)
the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)
(3)
the current Accumulation Value is $240,000
(4)
you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)
(5)
you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal
(6)
the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)
(7)
the charge for the ADBR Rider is assessed (for policies applied for on or after May 1, 2016): 0.25% annually (0.0625% per quarter)
(8)
the Death Benefit is the greatest of:
a)
the Accumulation Value
= $225,000
b)
the Return of Premium Death Benefit
= $187,500
c)
the “Reset Value,” which is the greatest of:
1.
the Accumulation Value
= $225,000
2.
the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less Reset Value Proportional Reductions since the prior Reset Anniversary.
= $234,375
In this example, your Beneficiary would receive $234,375.00.
The ADBR Rider ends upon the earliest of the following:
the Annuity Commencement Date,
the date you surrender the policy,
an ownership change or assignment of the policy, other than as described in the rider, or the date we terminate the policy.
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Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.
Investment Preservation Rider (IPR)
The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among five (5) different Holding Periods. If you elected the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20 - year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 - State Variations” for more information.
IPR will end on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable Policy Anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.
The Guaranteed Amount under the IPR is as follows:
(i)
For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions.
(iii)
For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.
(iv)
IPR Reset:
You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND
47

DEDUCTIONS-Optional Benefit Expenses-Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.” and “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in Policy Year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.
If you purchased IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.
The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in APPENDIX 1B.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-1/2.
You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR, however, we
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will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations”. The cancellation of the IPR after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.
The IPR was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.
We have set forth below an example of how the benefit from the IPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Premium Credit of $3,000 is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
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Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.
IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.
Investment Preservation Rider 2.0 (IPR 2.0)
The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
The IPR 2.0 ends on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 2.0–IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable Policy Anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR 2.0 is as follows:
(i)
For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
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(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS -Optional Benefit Expenses-Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in Policy Year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchased IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1B.
The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in APPENDIX 1B.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
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With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-1/2.
You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3 – State Variations.” The cancellation of the IPR 2.0 after the 30–day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.
The IPR 2.0 was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.
We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Premium Credit of $3,000 is applied to your policy;
(4)
No additional premium payments are made;
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(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 2.0 –IPR 2.0 Death Benefit” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.
Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 2.0 Death Benefit.
The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).
For the 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 2.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the
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policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.
For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 2.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or
(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.
Payment of a death benefit terminates the IPR 2.0.
It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
Investment Preservation Rider 3.0 (IPR 3.0)
The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
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The IPR 3.0 ends on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 3.0–IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable Policy Anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
The Guaranteed Amount under the IPR 3.0 is as follows:
(i)
For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in Policy Year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding
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Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchased IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C.
The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 1C.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-1/2.
You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3–State Variations”. The cancellation of the IPR 3.0 after the 30– day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.
The IPR 3.0 was available with all Non–Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.
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The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.
We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 3.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Premium Credit of $3,000 is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500.
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 3.0–IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.
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Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 3.0 Death Benefit.
The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).
For the 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 3.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.
For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 3.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or
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(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.
Payment of a death benefit terminates the IPR 3.0.
It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
Investment Preservation Rider 4.0 (IPR 4.0)
The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among five (5) different Holding Periods, depending on your initial premium payment and whether your policy’s M&E Charges are Accumulation Value based or Premium Payment based, as shown on the following chart.
IPR 4.0 Availability by M&E Type and Holding Period
	Accumulation Value–Based M&E Charge					Premium–Based M&E Charge
Minimum Initial Premium Payment	12	13	14	15	20	12	13	14	15	20
$499,999 or less	×	×	×	×	×	√	√	√	√	×
$500,000 or greater	√	√	×	×	×	√	√	√	√	√
If you purchase the IPR 4.0, you will be eligible to receive a one–time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – State Variations” for more information.
The IPR 4.0 ends on the applicable Policy Anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 4.0–IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable Policy Anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS–Optional Benefit Expenses–Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.
Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third–party guarantees are involved.
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The Guaranteed Amount under the IPR 4.0 is as follows:
(i)
For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(ii)
For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.
(iii)
IPR Reset:
You can decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “TABLE OF FEES AND EXPENSES”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0” and “CHARGES AND DEDUCTIONS-Optional Benefit Expenses-Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in Policy Year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.
A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.
If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 1C.
The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to the VPSC at one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down–market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with
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your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 1C.
If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.
With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one–time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one–time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-1/2.
You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30–day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “optional Benefit Expenses–Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 and IPR 4.0.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 3–State Variations”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.
The IPR 4.0 is available with all Non–Qualified (other than Inherited Non–Qualified policies), IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20–year Holding Period) on the Rider Effective Date. The rider is not available on TSA, Inherited IRA, Inherited Roth IRA or Inherited Non–Qualified policies.
The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one–time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).
In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.
Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.
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We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:
(1)
IPR 4.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;
(2)
An initial premium payment of $100,000 is made;
(3)
A Premium Credit of $3,000 is applied to your policy;
(4)
No additional premium payments are made;
(5)
A withdrawal of $20,000 is made in the eighth policy year;
(6)
The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and
(7)
As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.
The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.
Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000
To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.
On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one–time adjustment to your Accumulation Value of $25,000.
If you had chosen the 20–year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one–time adjustment would be $62,500
After the adjustment is paid, the rider will end (See “DESCRIPTION OF BENEFITS–Investment Preservation Rider 4.0–IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.
Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.
IPR 4.0 Death Benefit.
The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – State Variations” for more information).
For the 12, 13, 14 and 15 year Holding Periods:
If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
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(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 4.0 Death Benefit, which is:
(a)
The Guaranteed Amount reduced by any Premium Credits applied within twelve (12) months of the date of death; or
(b)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.
For the 20 year Holding Period:
If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).
If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).
If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).
(1)
The amount of the death benefit payable under the policy. (See “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”.)
(2)
Any death benefit available under any other rider attached to the policy.
(3)
The IPR 4.0 Death Benefit, which is:
(a)
The Guaranteed Amount; or
(b)
A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%, reduced by any Premium Credits applied within twelve (12) months of the date of death; or
(c)
The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.
For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.
Payment of a death benefit terminates the IPR 4.0.
It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.
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Living Needs Benefit/Unemployment Rider
This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility: a state licensed/certified nursing home/assisted living facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
The Future Income Rider
The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 2 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity Income Payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims–paying ability of the NYLIAC general account.
Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you
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can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.
The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided the “CONTACTING NYLIAC” section of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.
When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro–rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected one of the investment preservation riders. Because of the Investment Division restrictions with one of the investment preservation riders, deductions from the Investment Divisions for Future Income Purchase will be made on a pro–rata basis while the applicable investment preservation rider is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the applicable investment preservation rider or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.
You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. The VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.
The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.
You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in the “CONTACTING NYLIAC” section of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.
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Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.
If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.
Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.
You can make a one–time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 72 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 72. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 2 has information about restrictions on Income Start Dates under qualified plans.
To change the Future Income Start Date, you must send the VPSC a request in writing, to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non–Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under age 59½.
Death Benefits under the FIR.
Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “DESCRIPTION OF BENEFITS—Annual Death Benefit Reset (ADBR) Rider”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:
•
If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.
•
If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies),
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we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.
•
If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.
•
If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).
Death of an Annuitant under the FIR
If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro–rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.
For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non–Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.
Spousal Continuation and the FIR
If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DESCRIPTION OF BENEFITS – The Standard Death Benefit–Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:
•
If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.
•
If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro–rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.
•
If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint–life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.
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•
If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.
If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:
•
We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.
Set forth below is an example of how the benefit under the FIR may be realized. In this example, we have assumed the following:
(1)
The policyowner is a 60 year old woman in her fourth Policy Year;
(2)
The policy has $100,000 of Accumulation Value;
(3)
On May 1, 2021, the policyowner purchases $15,000 in Future Income with the Cash Refund Income Option and has chosen a Future Income Start Date of May 1, 2025; and
(4)
The Accumulation Value of the policy decreased to $85,000 as a result. No surrender charges are assessed;
Based on the rate in effect for this policyowner on May 1, 2021, the policyowner will receive annual income starting on May 1, 2025 in the amount of $755.28
Automatic Asset Rebalancing
This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre–set level. Unless you opt out of AAR on your application or in a subsequent notice, your policy will be subject to AAR.
AAR works as follows:
You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.
You can choose to have AAR transfers made on your quarterly, semi–annual or annual Policy Anniversary.
If at any time you elect not to use the AAR feature and then change your mind, you must send a completed AAR request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by any other method we make available. The VPSC must receive the completed AAR request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.
You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to the VPSC or by contacting us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.
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Dollar Cost Averaging Programs
The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either the Dollar Cost Averaging programs.
We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:
Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83
The average unit price is calculated as follows:
Total unit price	=	$38.00	=	$9.50
Number of months		4
The average unit cost is calculated as follows:
Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83
In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four–month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.
Traditional Dollar Cost Averaging (not available with the investment preservation riders)
This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this
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option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.
NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.
The DCA Advantage Account
This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.
You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6–month term will end on December 31, 2021 and you make a subsequent premium payment to the 6–month DCA Advantage
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Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6–month DCA Advantage Account already opened and transfer the entire value of the 6–month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6–month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re–activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.
You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.
You cannot make transfers into the DCA Advantage Account from any Allocation Option.
Interest Sweep
This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi–annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).
The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.
You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or call us as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.
To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.
Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.
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If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro–rata from each Allocation Option. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal.
The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:
Amount of Surrender Charge
Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%
In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.
(b)
if NYLIAC cancels the policy;
(c)
if you exercise your right to cancel your policy during the Free Look period;
(d)
when we pay proceeds upon the death of the policyowner;
(e)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(f)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non–Qualified policy (the amount of a required minimum distribution will, however, be included when calculating the amount in item (a), above);
(g)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
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(h)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;
(i)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and
(j)
on amounts applied to Future Income Purchases, if applicable.
Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.
We reduce the M&E Charge at the end of the Surrender Charge Period that applies to the initial premium payment.
M&E Charges for Policies Applied For On or After May 1, 2016
For policies applied for on and after May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.
For policies applied for on and after May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments.
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M&E Charges for Policies Applied For Before May 1, 2016
For policies applied for before May 1, 2016 whose M&E Charges are based on your policy’s Accumulation Value, we assess the following M&E Charges daily:
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value.
For policies applied for before May 1, 2016 whose M&E Charges are based on the amount of your Adjusted Premium Payments, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):
•
During the Surrender Charge Period for the initial premium, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments.
•
After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.
For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.
The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.
Administrative Expense - Policy Service Charge
We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $$100,000 or more of Accumulation Value on a given Policy Anniversary. In addition, if you have purchased an IPR 4.0 and your cumulative first year premium(s) are greater than or equal to $25,000, we will waive your annual policy service charges for the entirety of the policy.
We deduct the annual policy service charge from each Allocation Option in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.
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Optional Benefit Expenses
Charge for the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0
The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “TABLE OF FEES AND EXPENSES.”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.
The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.
For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.
If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.
The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.
Rider Risk Charge Adjustment for IPR, IPR 2.0, IPR 3.0 or IPR 4.0 (Cancellation Charge)
If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one–time Rider Risk Charge Adjustment from your Accumulation Value. This charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.
We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you decide to cancel.
If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.
Annual Death Benefit Reset (ADBR) Rider Charge
If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted
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Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.
If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:
Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30%	(.0750% per quarter)
66 to 75 inclusive	0.35%	(.0875% per quarter)
If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyowners of all ages, is 0.25% per year (0.0625% per quarter).
Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)
For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR Package”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR Package is in effect. The maximum annual charge for the IPR + ADBR Package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR Package, the current charge for the IPR component of the IPR + ADBR Package ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1A.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a–7 or 22c–2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Group and Sponsored Arrangements
For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.
Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.
We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.
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Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $25,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments.”)
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.
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For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
Partial Withdrawals
The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from
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which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro–rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.
You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.
It is important to note that any withdrawal may reduce the Guaranteed Amount and death benefit proportionally.
Hardship Withdrawals
Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
Required Minimum Distribution Option
As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70½ to 72. This change only applies if you attain age 70½ on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70½ if the policyowner attained age 70½ prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non–Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.
The Coronavirus Aid, Relief and Economics Security Act (the “CARES Act”) waives the required minimum distribution rules for calendar year 2020 for IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Our Right to Cancel
If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Restrictions Under Code Section 403(b)(11)
With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59½, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even
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though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.
Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.
Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.
Loans
Availability of Loans and Limitations. Loans are available only if you have purchased an Accumulation Value–based M&E Charge policy in connection with a 403(b) Tax–Sheltered Annuity (“TSA”) plan. Loans are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0 or for TSA plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available in New York. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500, unless you are using the loan to purchase a primary residence, as described below. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.
Your Policy as Collateral for a Loan. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Accumulation Value, but it is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different than the interest rate we credit any unloaned amount in the Fixed Account.
When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Advantage Account, if so requested) to the Fixed Account so that the Accumulation Value in the Fixed Account is at least 125% of the requested loan amount. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Advantage Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division and DCA Advantage Account. While any policy loan is outstanding, you may not make any partial withdrawals or transfers which would reduce the Fixed Account Accumulation Value to an amount that is less than 125% of the outstanding loan balance, or which will reduce your Accumulation Value net of the outstanding loan to less than $5,000.
Interest Charged for a Loan. For policies not governed by ERISA, we charge an effective annual loan interest rate of 5%. For policies governed by ERISA, the interest rate we charge will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. Once set, the interest rate will be fixed for the life of the loan. Interest accrues daily and is charged quarterly as part of your periodic loan repayments.
Interest Credited on the Fixed Account Accumulation Value Held as Collateral for a Policy Loan. When you take a loan against your policy, the loaned amount that we hold in the Fixed Account as collateral for your policy loan may earn interest at a different rate from the rate that we charge you for loan interest. The rate we credit on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. For the amount held in the Fixed Account that is used to secure 100% of the outstanding loan value, we will credit interest at a rate that is 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed
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Account to secure the loan will be credited with the current declared interest rate for the Fixed Account. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page. Interest is credited on a daily basis.
Requesting a Loan. We reserve the right to withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. To request a loan, you must send a written request in Good Order to the VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.
When Loan Payments are Due. Once you take a loan, your scheduled loan repayments (which include accrued loan interest), are due quarterly and over a period no greater than five years from the date it is taken (except with respect to loans taken to purchase a principal residence as explained below). If you do not make a loan payment when it is due, we will withdraw the amount in default from your Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first–in, first–out (FIFO) basis from amounts allocated to the Fixed Account.
Loan payments must be sent to the VPSC at the address as shown in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing). Loan repayments are applied in accordance with your existing premium allocation instructions unless you provide alternate instructions in writing.
The entire amount of your outstanding loan may be treated as a taxable distribution.
Loans used to Acquire a Principal Residence. We permit loans to acquire a principal residence under the same terms described above, except that:
(a)
the minimum loan amount is $5,000; and
(b)
repayment of the loan amount may be extended to a maximum of twenty–five years.
The Effects of a Policy Loan on Accumulation Value, Income Payments and the Standard Death Benefit.  A loan, repaid or not, has a permanent effect on your Accumulation Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Accumulation Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Accumulation Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Accumulation Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the proceeds that might otherwise be payable as Income Payments or under your Policy’s Standard Death Benefit.
We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance plus accrued loan interest from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.
Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium–Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.
CARES Act
The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet eligibility requirements. You should consult your financial or tax
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adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions on connection with your policy.
Annuity Payments (The INCOME PHASE)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page, but is usually the date you attain age 95. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.
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It is important to note that partial annuitizations will reduce the Guaranteed Amount and Standard Death Benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.
Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.
The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model
Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.
1.
The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the Surrender Charge Period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the Surrender Charge Period for the initial premium payment is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new Surrender Charge Periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed
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Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first–in, first–out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
3.
For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.
4.
For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.
For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.
Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six–month period.
You must make transfer requests in writing in Good Order and sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e–mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).
The DCA Advantage Account

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.
NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re–activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.
Any Premium Credit will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.
The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.
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Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. A Non–Qualified Policy can provide for retirement income other than through a tax–qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non–Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non–Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value
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of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.
Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID–19, please consult a tax adviser.
All non–qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax–qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.
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Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax–free transaction for another annuity contract or a long–term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax–free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180–day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax–free exchange).
This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long–term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long–term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180–day rule described above to partial exchanges of an annuity contract for a long–term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Inherited Non–Qualified Policies
An Inherited Non–Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non–qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).
The source of the funds used to purchase an Inherited Non–Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non–qualified annuity contract, or (ii) an Inherited Non–Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).
In order to exchange the original contract, the original owner of the contract must have died before the Annuity Commencement Date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002–62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner's death, you are eligible for a NYLIAC Inherited Non–Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non–Qualified Annuity within one year of the original owner's death and you have taken the required distribution for the current and, if applicable, all prior years.
The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non–Qualified Annuity.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves,
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regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) 403(b) Plans.
Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.
Important Information Regarding Final Code Section 403(b) Regulations
On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
Prior to the effective date of the final regulations, IRS guidance applicable to tax–free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90–24 previously applicable to such transfers and exchanges (a “90–24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.
Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re–transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information–sharing agreement with the employer.
In general, certain contracts originally established by a 90–24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.
The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state–defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.
(b) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer–sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax–deferred basis.
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(c) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non–Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non–Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(d) Inherited Roth IRAs.
This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5–year Holding Period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.
(e) Inherited IRAs.
This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non–spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.
Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. (See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information). The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
(f) SIMPLE IRAs.
SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2021 (and thereafter, adjusted for cost–of–living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch–up contribution. Such additional contribution may be up to $3,000 for 2021 (and thereafter adjusted for cost–of–living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non–elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.
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The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. (See the discussion under “DISTRIBUTIONS UNDER THE POLICY – Required Minimum Distribution Option” – for more information.)
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.
Distribution and Compensation Arrangements

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker–dealer. The firm is an indirect wholly–owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker– dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.
NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset–based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker–dealer.
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The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2020, 2019 and 2018 were $37,483,697, $33,955,874, and $34,758,841, respectively.
New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life–sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve–month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub–classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi–annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account's statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the
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periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
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Appendix 1A
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/premierplus-ii . You can also request this information at no cost by calling the VPSC at 800–598–2019 or by sending an email request with you name and mailing address to PremierPlusIIProspectus@newyorklife.com.
You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
If you purchased an investment preservation rider, you may not be able to invest in certain Portfolios. If you purchased the IPR or IPR 2.0, your available Allocation Options are listed in APPENDIX 1B. If you purchased the IPR 3.0 or IPR 4.0, your available Allocation Options are listed in APPENDIX 1C.
Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”)/ Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	7.63%	6.93%	7.69%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: New York Life Investors	0.78%	7.67%	4.36%	3.63%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class* Adviser: New York Life Investments / Subadviser: Candriam Belgium	1.44%	25.40%	12.49%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	(13.03)%	(1.84)%	N/A
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.79%	10.01%	6.64%	6.07%
Appendix 1A-1

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	(0.22)%	7.67%	8.31%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.99%	14.74%	10.25%	9.17%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.92%	(0.63)%	9.34%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.90%	2.20%	4.33%	3.52%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.96%	12.65%	9.06%	8.30%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shield LLC (“MacKay”)	0.88%	7.71%	7.98%	7.92%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	1.21%	5.14%	0.97%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Capital Management LLC (“Janus”)	0.83%	14.03%	11.55%	N/A
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.86%	35.70%	15.08%	10.71%
Appendix 1A-2

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	4.70%	2.42%	2.32%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.84%	5.14%	7.60%	6.25%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.21%	20.54%	10.68%	6.95%
Large Cap Equity	MainStay VP MacKay S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.37%	17.95%	14.69%	13.32%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.93%	5.86%	4.55%	N/A
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.86%	11.29%	7.87%	7.23%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Mellon Investments Corporation	0.86%	6.89%	4.84%	(4.02)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	1.03%	11.50%	5.00%	N/A
Appendix 1A-3

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.10%	40.13%	16.49%	12.41%
Large Cap Equity	MainStay VP T. Rowe Price Equity Income — Service Class* Adviser: New York Life Investments / Subadviser: T. Rowe Price Associates, Inc.	1.01%	0.71%	9.53%	N/A
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investment Management LLC / Subadviser: NYL Investors	0.28%	0.24%	0.77%	0.39%
Investment Grade Bond	MainStay VP Wellington Growth — Service Class* Adviser: New York Life Investments / Subadviser: Wellington	0.98%	31.97%	16.32%	12.75%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	11.00%	9.50%	10.75%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	9.95%	N/A	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	15.26%	12.69%	12.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, Inc.	1.00%	36.81%	19.39%	15.79%
Appendix 1A-4

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	12.16%	10.31%	9.68%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.24%	29.39%	14.15%	9.17%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.86%	51.71%	22.44%	16.57%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.09%	23.29%	13.05%	6.28%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.77%	8.47%	10.58%	10.68%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC	1.01%	20.79%	9.17%	6.61%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock Advisors, LLC / Subadviser: BlackRock International Limited	0.82%	7.01%	7.60%	6.31%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc	1.03%	69.57%	25.58%	17.35%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.99%	14.48%	13.67%	N/A
Appendix 1A-5

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2** Adviser: Columbia Management Investment Advisers, LLC / Subadviser: Threadneedle International Limited	0.95%	(1.55)%	0.80%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	0.99%	7.16%	6.66%	N/A
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia Management Investment Advisers, LLC	1.25%	8.59%	10.22%	8.19%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.08%	(2.18)%	8.74%	8.38%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.18%	5.32%	4.17%	2.36%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management and Research Company (“FMR”) / Subadvisers: Other investment advisers	0.37%	7.26%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	30.23%	15.90%	13.23%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.17%	30.88%	15.94%	5.87%
Appendix 1A-6

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.78%	6.44%	10.41%	9.89%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR / Subadvisers: Other investment advisers	0.72%	15.12%	9.73%	8.12%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	68.21%	28.91%	21.53%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.89%	21.28%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.42%	10.34%	N/A	N/A
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.87%	17.87%	10.79%	9.22%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.03%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Appendix 1A-7

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.01%	N/A	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: QS Investors, LLC***	1.00%	N/A	N/A	N/A
International/Global Equity	Invesco V.I. International Growth Fund® — Series II Shares Adviser: Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund — Series II Shares Adviser: Invesco Advisers, Inc.	1.05%	19.63%	12.59%	11.85%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus	0.97%	19.18%	17.92%	14.97%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus	1.09%	19.76%	13.06%	9.81%
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.15%	20.21%	12.42%	10.87%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.04%	13.60%	13.38%	12.22%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.06%	3.67%	9.47%	10.58%
Appendix 1A-8

Type	Portfolio Adviser/Sub–adviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.04%	16.31%	14.45%	12.77%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	(17.10)%	(0.15)%	4.99%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.11%	39.71%	17.54%	13.72%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.94%	6.41%	N/A	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.04%	5.45%	4.66%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.79%	2.89%	1.91%	1.69%
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.79%	8.54%	4.65%	3.83%
*
Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.
**
Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.
***
It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.
Appendix 1A-9

Appendix 1B
Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0
Option 1 – Choose Your Own Investment Divisions
Asset Allocation Categories:
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Category A Funds
MainStay VP Bond		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		Fidelity® VIP Bond Index Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Strategic Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio
MainStay VP U.S. Government Money Market		PIMCO VIT Total Return Portfolio
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Balanced		American Funds IS Asset Allocation Fund
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		American Funds IS Washington Mutual Investors Fund
MainStay VP Equity Allocation		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Convertible		Franklin Templeton Moderately Aggressive Model Portfolio
MainStay VP MacKay S&P 500 Index		Franklin Templeton Moderate Model Portfolio
MainStay VP Moderate Allocation		Franklin Templeton Moderately Conservative Model Portfolio
MainStay VP T. Rowe Price Equity Income		Franklin Templeton Conservative Model Portfolio
MainStay VP Wellington Growth		MFS® Investors Trust Series
MainStay VP Wellington U.S. Equity		MFS® Research Series
MainStay VP Winslow Large Cap Growth
Category C:
Minimum Allocation	0%
Maximum Allocation	10%
Appendix 1B-1

Category C Funds
MainStay VP Candriam Emerging Markets Equity
MainStay VP CBRE Global Infrastructure
MainStay VP MacKay International Equity
MainStay VP Natural Resources
MainStay VP Small Cap Growth
MainStay VP Wellington Mid Cap
MainStay VP Wellington Small Cap
American Funds IS Global Small Capitalization Fund
American Funds IS New World Fund®
BNY Mellon IP Technology Growth Portfolio
Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Invesco V.I. International Growth Fund
Invesco V.I. Main Street Small Cap Fund®
Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio
MFS® International Intrinsic Value Portfolio
MFS® Mid Cap Value Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 3 - Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
Appendix 1B-2

Moderately Conservative		Conservative
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 1B-3

Appendix 1C
Model Portfolios,Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0(12–15 and 20–year Holding Period options)
Option 1 – Franklin Templeton Model Portfolios
Moderately Aggressive		Moderate
100%	Franklin Templeton Moderately Aggressive Model Portfolio	100%	Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100%	Franklin Templeton Moderately Conservative Model Portfolio	100%	Franklin Templeton Conservative Model Portfolio
Option 2 – Choose Your Own Investment Divisions
Category A:
Minimum Allocation	30%
Maximum Allocation	100%
Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market Fidelity® VIP Bond Index Portfolio		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Strategic Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond
Category B:
Minimum Allocation	0%
Maximum Allocation	70%
Category B Funds
MainStay VP Epoch U.S. Equity Yield
MainStay VP MacKay Convertible
MainStay VP MacKay S&P 500 Index
MainStay VP Wellington U.S. Equity
MainStay VP Winslow Large Cap Growth
American Funds IS Growth Fund
American Funds IS Washington Mutual Investors Fund

ClearBridge Variable Appreciation Portfolio
DWS Alternative Asset Allocation VIP
Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Growth Opportunities Portfolio
MFS® Investors Trust Series
MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%
Subcategory I Funds (Maximum Allocation 15%)
MainStay VP Small Cap Growth MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap Columbia Variable Portfolio — Small Cap Value Delaware VIP® Small Cap Value Series		Fidelity® VIP Mid Cap Portfolio Invesco V.I. Main Street Small Cap Fund® Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio
Appendix 1C-1

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio	Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio
Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Natural Resources BNY Mellon IP Technology Growth Portfolio	Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio
Option 3 – Asset Allocation Funds:
Category D:
Minimum Allocation	100%
Category D Asset Allocation Funds
MainStay VP Balanced
MainStay VP Conservative Allocation
MainStay VP Income Builder
MainStay VP Janus Henderson Balanced
MainStay VP Moderate Allocation
American Funds IS Asset Allocation Fund
BlackRock® Global Allocation V.I. Fund
Fidelity® VIP Funds Manager® 60% Portfolio
Franklin Templeton Moderately Aggressive Model Portfolio
Franklin Templeton Moderate Model Portfolio
Franklin Templeton Moderately Conservative Model Portfolio
Franklin Templeton Conservative Model Portfolio

Option 4 – Asset Allocation Models (subject to availability)
Moderately Aggressive		Moderate
10%	MainStay VP MacKay S&P 500 Index	10%	MainStay VP MacKay S&P 500 Index
10%	DWS Alternative Asset Allocation VIP	10%	DWS Alternative Asset Allocation VIP
7%	PIMCO VIT Total Return Portfolio	8%	MainStay VP Bond
7%	MainStay VP MacKay High Yield Corporate Bond	7%	PIMCO VIT Total Return Portfolio
7%	American Funds IS Washington Mutual Investors Fund	7%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP Wellington Mid Cap	7%	MainStay VP MacKay High Yield Corporate Bond
6%	MainStay VP Bond	6%	MainStay VP MacKay Government
6%	MFS® Investors Trust Series	5%	MainStay VP PIMCO Real Return
5%	MainStay VP PIMCO Real Return	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	MFS® Investors Trust Series
5%	MFS® Research Series	5%	MFS® Research Series
5%	Fidelity® VIP Equity-Income Portfolio SM	5%	Fidelity® VIP Equity-Income Portfolio SM
5%	ClearBridge Variable Appreciation Portfolio	5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP MacKay International Equity	5%	MainStay VP Wellington Mid Cap
5%	American Funds IS New World Fund®	5%	American Funds IS New World Fund®
5%	MFS® International Intrinsic Value Portfolio	5%	MFS® International Intrinsic Value Portfolio

Moderately Conservative		Conservative
10%	MainStay VP Bond	14%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10%	PIMCO VIT Total Return Portfolio	12%	MainStay VP Bond
Appendix 1C-2

Moderately Conservative		Conservative
10%	DWS Alternative Asset Allocation VIP	11%	PIMCO VIT Total Return Portfolio
9%	Fidelity® VIP Bond Index Portfolio	10%	MainStay VP MacKay Government
8%	MainStay VP MacKay Government	10%	Fidelity® VIP Bond Index Portfolio
7%	MainStay VP MacKay High Yield Corporate Bond	10%	DWS Alternative Asset Allocation VIP
6%	MainStay VP PIMCO Real Return	7%	MainStay VP PIMCO Real Return
5%	PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7%	MainStay VP MacKay High Yield Corporate Bond
5%	Columbia Variable Portfolio — Emerging Markets Bond	5%	Columbia Variable Portfolio — Emerging Markets Bond
5%	MainStay VP MacKay S&P 500 Index	4%	BlackRock® High Yield V.I. Fund
5%	MFS® Investors Trust Series	4%	American Funds IS Washington Mutual Investors Fund
5%	MFS® Research Series	3%	MFS® Research Series
5%	Fidelity® VIP Equity-Income PortfolioSM	3%	MainStay VP Wellington Mid Cap
5%	American Funds IS Washington Mutual Investors Fund
5%	MainStay VP Wellington Mid Cap
Appendix 1C-3

Appendix 2
FIR AVAILABILITY BY PLAN TYPE
(not available for applications signed on or after May 1, 2017)
Other types of plans may also be made available. Contact your registered representative for more information.
Non Qualified	Base Policy Issue Ages *	0–80
	FIR Availability **	0–80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	18–68½
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 72
	Latest FIR Purchase	Age 68½
Roth IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	20–80
	Earliest FIR Income Start Date	Age 59½
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non–Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18–80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
*
Base policy issue ages are based on owner(s) age
**
Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed
Appendix 2-1

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Your Right to Cancel (“Free Look”)
If you are age 60 or older at the time the policy
is issued, you may cancel the policy within
30 days from the date you received it and
receive a refund as follows:
(a) If you do not direct the premium
payment(s) be invested in the
Investment Divisions, we will return your
(i) policy charge and (ii) premium
payment(s), less any withdrawals.
(b) If you direct the premium payment(s) be
invested in the Investment Divisions, we
will return your (i) policy charge and
(ii) Account Value, on the day we
receive your request, in Good Order,
less any withdrawals.

	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Ownership changes or assignment of the Investment Preservation Riders
An ownership change or assignment of the
policy does not terminate the Investment
Preservation Rider, the Investment
Preservation Rider 2.0, the Investment
Preservation Rider 3.0 or the Investment
Preservation Rider 4.0.

Florida	Your Right to Cancel (“Free Look”)	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	E- Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Ownership changes or assignment of the Investment Preservation Riders
An ownership change or assignment of the
policy does not terminate the Investment
Preservation Rider, the Investment
Preservation Rider 2.0, Investment
Preservation Rider 3.0 or the Investment
Preservation Rider 4.0.

	Ownership changes or assignment of the Annual Death Benefit Reset (ADBR) Rider	An ownership change or assignment of the policy does not terminate the ADBR Rider.
Appendix 3-1

State	Features/Benefits	State Variation
New Jersey	Civil Union Partner Endorsement
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:
(a) disbursed within five years of the
original Owner’s death; or
(b) placed under the Life Income –
Guaranteed Period Payment Option or
any other Income Payment option that is
available at that time, provided that
such payments are made over the life of
the Civil Union Partner or over a number
of years that is not more than the life
expectancy of the Civil Union Partner
(as determined for federal tax purposes)
at the time of the original Owner’s
death, and begin within one year after
the original Owner’s death.

New York	Nonforfeiture Value
Nonforfeiture Value—The Nonforfeiture Value
is equal to 100% of the Consideration(s)
allocated to the Fixed Account and/or to the
DCA Advantage Account accumulated at the
crediting rate (which shall be no less than the
Nonforfeiture Rate) since the Payment Date or
transfer date, minus any amounts withdrawn or
transferred from the Fixed Account and/or from
the DCA Advantage Account, with the
remaining amount accumulated at the crediting
rate since the date of withdrawal or transfer.

	Annual Death Benefit Reset (ADBR) Rider	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
Annual Death Benefit Reset (ADBR) Rider Charge
The ADBR rider charge will be deducted from
each Investment Division in proportion to its
percentage of the Variable Account Value of
the applicable quarter and will not reduce your
Adjusted Premium Payments.

Appendix 3-2

State	Features/Benefits	State Variation
Investment Preservation Riders
(a) While a policy is in force we may not
suspend or discontinue your right to
reset the guaranteed amount.
(b) If you discontinue the rider we will not
charge a Rider Risk Charge
Adjustment.
(c) An ownership change or assignment of
the policy does not terminate the IPR,
IPR 2.0, IPR 3.0 or IPR 4.0.
(d) The IPR death benefit on the 20 year
Holding Period is 100% of the premium
payments made in the first Policy Year
(less proportional withdrawals) or, if
there is a reset, 100% of the
Accumulation Value as of the most
recent Rider Reset Effective Date (less
withdrawals made after such date.)
(e) The IPR 2.0, IPR 3.0 and IPR 4.0 Death
Benefit is not available.
(f) The name of the IPR, IPR 3.0 and IPR
4.0 is Guaranteed Minimum Account
Benefit. The name of the IPR 2.0 is
Guaranteed Minimum Account Benefit
2.0.

	Deduction of Charges relating to the Investment Preservation Riders	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.
Future Income Rider
(a) Total Future Income Purchases may not
be more than 25% of your
Accumulation Value in a given Policy
Year.
(b) The Future Income Payment amount
purchased will be no less than the
greater of: a) the amount that could be
purchased by applying the Future
Income Purchase to the Future Income
purchase rate guarantees in this Rider;
and b) the amount that could be
purchased by applying the Future
Income Purchase under any guaranteed
paid-up deferred annuity policy offered
by NYLIAC to the same class of
annuitants on the Future Income Start
Date.
(c) The name of the FIR is “Guaranteed
Paid-Up Deferred Annuity Benefit
Rider”.

Appendix 3-3

State	Features/Benefits	State Variation
Definition of Adjusted Premium Payment
The definition of “Adjusted Premium
Payment”—is the total dollar amount of
premium payments made under the policy and
allocated to the Investment Divisions of the
Separate Account reduced by any withdrawals
(including Future Income Purchases) and
applicable surrender charges in excess of any
gain in the policy.

	Your Right to Cancel (“Free Look”)	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	Automatic Asset Rebalancing (AAR)	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	Delay of Payments	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
Our Right to Cancel for policies with less than $20 per month of Accumulation Value
If we do not receive premium payments for a
period of three years, and the Accumulation
Value of your policy would provide Income
Payments of less than $20 per month on the
Annuity Commencement Date, we reserve the
right to terminate your policy.

Minimum Premium Payment for the Premium Credit
(a) You may qualify for the 4% Premium
Credit Rate even if your initial premium
payment is less than $500,000, if at the
time you purchase a New York Life
Premier Plus Variable Annuity II policy,
you also purchased additional policies
for this same product at the same time
and the aggregate initial premium paid
on all the policies is at least $1 0 million.
In order to aggregate premiums, you
must, before purchasing the policy,
inform your registered representative
that you have policies that can be
aggregated.
(b) We will not deduct from the death
benefit proceeds any Premium Credit
applied within 12 months immediately
preceding the date of death of the
Owner or Annuitant.

	Loans	Loans are not available for policies sold in New York.
North Dakota	Your Right to Cancel (“Free Look”)	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	E-Delivery Credit	You may select electronic delivery; however, the e-delivery credit is not available.
Appendix 3-4

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Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2021 contains more information about the policies and the Separate Accounts. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/premierplus-ii. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product service Center, Madison Square Station, P.O. Box 922, New York, NY, 10159.
Reports and other information about the Separate Accounts are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier #C000154614

Separate Account IV EDGAR contract identifier #C000154616

Statement of Additional Information
May 1, 2021
for
New York Life Premier Plus Variable Annuity II
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity II Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity II Prospectus.

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.
Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
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(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
Future Income Purchases
We will inform you of the following each time you submit a Future Income Purchase request:
1.
That amounts used to purchase deferred income payments are not liquid.
2.
That income payments are subject to the credit risk of NYLIAC’s general account.
3.
The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.
Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:
1.
The amount of future income purchased.
2.
The lack of liquidity of amounts used to make the Future Income Purchase.
3.
That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.
Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.
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Additional information about risks (Non-Principal Risks)

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate Accumulation Unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy's Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on
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the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease
Annuity Payments (The INCOME PHASE)

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, youmay assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification. NYLIAC may not modify the policy without your consent except to make the policy meet therequirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy.
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Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
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Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records And Reports
NYLIAC maintains all records and accounts relating to the Separate Account. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
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Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 7, 2021 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—III:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
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PART C. OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Board of Directors Resolution.

(a)(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing the establishment of the Separate Account — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement dated August 2, 1995, between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account — I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(d)(2)	Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(d)(3)	Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(d)(4)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(5)	Enhanced Beneficiary Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(6)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable annuity Separate Account — III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(d)(7)	Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(8)	UPromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(9)	Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(10)	Breakpoint Credit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(j) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(d)(11)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(l) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(d)(12)	Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(d)(13)	Investment Protection Plan II Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(m) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed May 15, 2012 and incorporated herein by reference.

(d)(14)	Guaranteed Investment Protection Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(n) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed February 12, 2013 and incorporated herein by reference.

(d)(15)	Guaranteed Investment Protection Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(p) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed February 14, 2014 and incorporated herein by reference.

(d)(16)	Specimen Policy for New York Life Premier Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(q) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(d)(17)	Specimen Policy for New York Life Premier Plus Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(r) to Post-Effective Amendment No. 12 the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(d)(18)	Investment Preservation Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(s) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(d)(19)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(d)(20)	Future Income Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(d)(21)	Investment Preservation Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(v) to Post-Effective Amendment No. 18 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on January 27, 2017 and incorporated herein by reference.

(d)(22)	Investment Preservation Rider 3.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(w) to Post-Effective Amendment No. 22 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on February 2, 2018 and incorporated herein by reference.

(d)(23)	Investment Preservation Rider 4.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(x) to Post-Effective Amendment No. 25 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on February 11, 2019 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(e)(2)	Application for policies for Individual Flexible Premium Deferred Variable Annuity — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(5)	Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(6)	Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(8)	Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(9)	Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(10)	Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(h)(12)	Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(15)	Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(16)	Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(h)(17)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(19)	Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(20)	Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(21)	Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(2)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)(3)	12b-1 Plan Services Agreement for the Service Class Shares of MainStay VP Series Fund, Inc. between NYLIFE Distributors LLC and NYLIAC dated 12/22/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(4)	Class S Service Agreement between Fred Alger & Company, Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(5)	Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(6)	Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account—IV (File No. 333-156019), filed 4/13/20 and incorporated herein by reference.

(i)(7)	Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(8)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(9)	Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(10)	Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(11)	Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(i)(12)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(13)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(14)	PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(i)(15)	Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(16)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(17)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(18)	PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(19)	Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(20)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(21)	Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(22)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation dated 1/1/1998 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w)(w) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 4/13/20 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney. Filed herewith.

(k)	Legal Opininon.

(k)(1)	Opininon and Consent of Thomas F. English, Esq. Filed herewith.

(l)	Other Opinions.

(l)(1)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(m)	Omitted Financial Statements. Not Applicable.

(n)	Initial Capital Agreement. Not Applicable.

(o)	Form of Initial Summary Prospectuses. Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
DeSanto, Craig L.	Chairman & President
Mathas, Theodore A.	Director & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Afshar, Pedram	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Castellani, David J.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cristallo, James J.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Kravitz, Jodi L.	Senior Vice President & Actuary
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Protas, Lucille	Senior Vice President
Ramasamy, S. Neal	Senior Vice President
Recine, Roberto	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President - Tax
Baliga, Naman	Vice President
Becher, Eric R.	Vice President
Behrens, Dawn	Vice President
Beligotti, Jefffrey	Vice President & Actuary
Binkevich, Dmitry	Vice President
Bopp, Kevin M.	Vice President
Borisenko, Evgueni	Vice President & Actuary
Brackin, Gian D.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Bronzo, Debra A.	Vice President
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Bruno, Salvatore	Vice President
Burke, Robert P.	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Cantwell, Joseph	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Cha, Dohyun	Vice President
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Choi, Won	Vice President
Cianci, Stephen R.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Clay, Deborah A.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Cooney, Colleen C.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Dolph, Scott K.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Dowden, David	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fitzgerald, James J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Formon, William	Vice President
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Garcia-Tunon, Carlos	Vice President
Gill, Sandra	Vice President
Gold, Eric	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President
Grisham Zrno, Brooke B.	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President and Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Harasym, Ronald J.	Vice President & Actuary
Hayden, Adam C.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Hudson, Nathaniel	Vice President
Hynes, Robert J.	Vice President
Jacob, Matthew	Vice President
Jain, Neha V.	Vice President
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Kary, Jason	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Migene S.	Vice President
Kim, Terry	Vice President
King, Martin L.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kristensen, Poul B.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kuo, Yi-Chia (Rachel)	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lewis, Frances	Vice President
Lewis, Sean S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President
Lynn, Eric J.	Vice President & Actuary
Madgett, Sean	Vice President
Mak, William	Vice President
Mallek, Scott D.	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McCauley, Jennifer	Vice President
McClain, Keith B.	Vice President
McDonnell, Michael	Vice President & Associate General Counsel
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President and Chief Information Security Officer
Molinaro, Michael	Vice President
Moriarty, Neil J.	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Navarro, Kathleen	Vice President & Chief Diversity Officer
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O’Brien, Daniel J.	Vice President
O’Donnell, Alison R.	Vice President
O’Hanlon, Thomas P.	Vice President
O’Hearn, Claudine C.	Vice President
Ok, Francis J.	Vice President
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Printz, Marina	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Rahman, Pooja	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin	Vice President
Rice, Scott	Vice President
Rich, Steven H.	Vice President
Rodrigue, Kyle	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President
Scollan, Kathleen E.	Vice President
Scott, Nicholas H.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Silverstein, Edward J.	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M.	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tan, Shu-Yang	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Wynn, Thomas	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary & Associate General Counsel

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
CIGNA Life Insurance Company of New York	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.13%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.64%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(MacKay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC: 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
MCF Senior Debt Fund–2020 LP		(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, G.P. LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LPP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GPP V B Blocker Holdco LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V E Blocker Holdco LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP Private Debt Blocker Holdco A, LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP Private Debt Blocker Holdco B, LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine PartnersIII 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund II, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[7]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 31.00%)
IQ Ultra Short Duration ETF		(NYLI: 0.00%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYL:0.00%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 53.50%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYL: 0.00%)
IQ 500 International ETF		(NYLIM Holdings: 99.10%, NYLIAC: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 96.70%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 79.60%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: NYL: 0.00%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYLIM Holdings: (NYL: 0.00%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 57.90%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 41.09%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Leaders GTAA Tracker ETF		(NYLC: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 53.70%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.00%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 99.50%, NYLIAC: 9.34%)
IQ Candriam ESG US Equity ETF		(NYLIM: 97.90%, NYLIAC: 0.00%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%)(2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIA: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL:1.21%; CANFR: 0.55%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 12.17%, CANBEL: 7.99%, CANFR 0.00%)
Cordius CIG (“CIG”)		(CANLUX: 60.39%; CANBEL: 39.53%; CANFR: 0.00%)
Candriam Absolute Return	(Luxembourg)	(CANLUX:0.13%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 7.63%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 0.10%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 9.11%)

Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%,CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.04%)
Candriam Bonds Convertible Opportunities		(CANLUX: .0.00%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.06%, CIG: 0.01)
Candriam Bonds Emerging Markets		(CANLUX: 0.03%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.08%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.02%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.07%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.17%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.04%)
Candriam Bonds Total Return Defensive		(CANFR: 0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%, CANFR: 5.92%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.00%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.02%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Small and Mid Caps		(CANLUX 0.04%)
Candriam Equities L Global Demography		(CANLUX 0.01%)
Candriam Equities L Japan		(CANLUX 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(CANLUX 0.00%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 56.07%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.24%, CIG: 0.01%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 30.84%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 0.00%, CIG: 0.05%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 65.22%, CIG: 0.01%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.95%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.12%, CIG: 0.01%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 38.46%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 0.81%, CIG: .06%)
Candriam L Balanced Asset Allocation		(CIG: 0.01%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%, CIG: .00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.21%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.04%)
Candriam L Multi-Asset Premia		(NYLIAC: 15.68%, CIG: 0.03%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.10%, CANFR: 0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.00%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.01%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.03%)
Candriam Quant Equities Multi-Factor Global		(CIG: 0.01%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.03%, CIG: 0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.00%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.00)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.00%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%,CIG: 0.00%)
Candriam Sustainable Bond Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Bond Euro		(CANLUX: 0.04)
Candriam Sustainable Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam Sustainable Bond Euro Corporate		(CANLUX: 0.03%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(CANLUX: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.01%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Equity EMU		(CANLUX: 0.02%)
Candriam Sustainable Equity Europe		(CANLUX: 0.01%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.14%)
Candriam Sustainable Equity North America		(CANLUX: 0.01%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity World		(CANLUX: 0.01%)
Candriam Sustainable Euro Bonds		(CIG: 0.58%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam Sustainable North America		(CANLUX: 0.00%)
Candriam Sustainable Pacific		(CIG: .01%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.38%)
Candriam World Alternative	(Luxembourg)	(CANLUX:0.09%, NYLIAC: 29.90%, CIG: 0.00%)
Candriam World Alternative Alphamax		(NYLIAC: 37.61%, CANLUX: 0.12%, CIG: 0.00%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.07%)
Cleome Index USA Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 29%)
IndexIQ Factors Sustainable
Corporate Euro Bond		(CIG: 40%)
IndexIQ Factors Sustainable
Sovereign Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable
Europe Equity		(CIG: 19%)
IndexIQ Factors Sustainable
EMU Equity		(CIG: 2.38%)
IndexIQ Factors Sustainable
Japan Equity		(CIG: 30%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.83%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 25.80%)
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 37.19%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil IT - Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 48.98%)
Ausbil IT - Ausbil Global Resources Fund	(Australia)	(50.19%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(66.13%)
Ausbil IT - Ausbil Microcap Fund	(Australia)	(NYLIAC: 14.99%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.08%)
Ausbit IT – Ausbil Long Short Term Fund	(Australia)	(NYLIAC: 96.25%)
NYLIFE Distributors LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% Equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.		(12.5%) (Cayman Is.)
Jaguar Real Estate Partners L.P.		(30.3%) (Cayman Is.)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.47%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 13.64%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8	Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President, US Life & Agency
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary & Associate General Counsel

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 33. MANAGEMENT SERVICES – Not applicable.

ITEM 34. FEE REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 12, 2021.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - IV (Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Craig L. DeSanto*	Chairman and President
Christopher T. Ashe*	Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric Feldstein*	Director
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Theodore A. Mathas*	Director and Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams Attorney-in-Fact April 12, 2021

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(j)(1)	Powers of Attorney.

(k)(1)	Opinion and Consent of Thomas F. English, Esq.

(l)(1)	Consent of PricewaterhouseCoopers LLP.